UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2023

Jefferies Financial Group Inc.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	001-05721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1 per share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Exchange Agreement with Sumitomo Mitsui Banking Corporation

On April 27, 2023, Jefferies Financial Group Inc. (the “Company”) entered into an Exchange Agreement (the “Agreement”) with Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan (“SMBC”), in connection with the expansion and strengthening of the Company’s strategic alliance with SMBC (the “Alliance”).  Pursuant to the Agreement, SMBC will be entitled, from time to time and upon the terms and subject to the conditions set forth therein, to surrender shares of the Company’s voting common stock, $1.00 par value per share (the “Voting Common Stock”), now owned or subsequently acquired, in exchange for shares of the Company’s Series B Non-Voting Convertible Preferred Shares, $1.00 par value per share (the “Series B Preferred Stock”), which shall be established and designated by the Company.  The exchange rate for such exchanges will be 500 shares of Voting Common Stock for one share of Series B Preferred Stock, subject to adjustment as set forth in the Agreement and the Certificate of Amendment (as defined below), and no more than 55,125 shares of Series B Preferred Stock—representing 10.9% of the Voting Common Stock as of the date hereof on an as-converted and fully diluted basis—are required to be issued to SMBC under the Agreement. In connection with each such exchange, SMBC will pay the Company $1.50 per share of Voting Common Stock so exchanged.

Terms of the Series B Preferred Stock

The preferences, limitations, powers and relative rights of the Series B Preferred Stock will be set forth in a Certificate of Amendment of the Certificate of Incorporation of the Company to be delivered by the Company on April 27, 2023 to the Department of State of the State of New York for filing (the “Certificate of Amendment”). The Certificate of Amendment will designate 70,000 preferred shares as Series B Preferred Stock, which the Company expects to only be issued in connection with exchanges pursuant to the Agreement.

As specified in the Certificate of Amendment, the Series B Preferred Stock will have the following terms:

Ranking:  The liquidation preference of the Series B Preferred Stock will equal $17,500 per share.  The Series B Preferred Stock will rank senior to the Voting Common Stock in the event of a distribution of assets upon dissolution, liquidation or winding up of the Company to the extent of its liquidation preference.  Otherwise, the Series B Preferred Stock will rank, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, (i) senior to any class or series of capital stock of the Company thereafter created specifically ranking by its terms junior to any shares of Series B Preferred Stock, (ii) pari passu with the Voting Common Stock and any class or series of capital stock of the Company created (x) specifically ranking by its terms on parity with the Series B Preferred Stock or (y) that does not by its terms rank junior or senior to the Series B Preferred Stock and (iii) junior to any class or series of capital stock of the Company thereafter created specifically ranking by its terms senior to any shares of the Series B Preferred Stock.

Cash Dividend/Distribution Rights:  Holders of the Series B Preferred Stock will participate in cash dividends or distributions (subject to certain exceptions for distributions in kind) alongside the Voting Common Stock on an as-converted basis.

Voting: The holders of the Series B Preferred Stock will have no voting rights, except as may be required by applicable law and except as set forth below.

So long as any shares of Series B Preferred Stock are outstanding, the Company may not, without the affirmative vote or written consent of at least a majority of the outstanding shares of Series B Preferred Stock, voting as a single and separate class, (i) amend, alter or repeal any provision of the Certificate of Incorporation of the Company (or the Certificate of Amendment) or the Company’s bylaws (by any means, including by merger, consolidation, reclassification, or otherwise) so as to, or in a manner that would, adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock; or (ii) voluntarily liquidate, dissolve or wind up the Company.

Redemption and Repurchase: The Series B Preferred Stock will not be redeemable by the Company.  The Company may purchase and sell shares of Series B Preferred Stock from time to time to such extent, in such manner and upon such terms as the Board of Directors of the Company (the “Board”) or any duly authorized committee of the Board may determine.

Mergers; Reorganizations:  In the event of a merger, reorganization, sale of substantially all assets of the Company or similar event where the Voting Common Stock of the Company is exchanged for cash, securities or other property (a “Reorganization Event”), the Series B Preferred Stock will be automatically converted into the types and amounts of securities, cash and other property that is or was receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which such share of Series B Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Voting Common Stock; however, if after giving effect to such conversion, SMBC and its affiliates would collectively hold more than 4.99% of any class of voting securities of another entity, then, at the Company’s option, (i) the Series B Preferred Stock will remain outstanding but shall become convertible in connection with a Convertible Transfer (as defined below) or an Additional Issuance (as defined below), at the option of the holder of the Series B Preferred Stock, into the kind of securities, cash and other property receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which each share of Series B Preferred Stock would be convertible immediately prior to such Reorganization Event; or (ii) the Company may redeem the Series B Preferred Stock at a cash price per share of Series B Preferred Stock equal to the product of the Applicable Conversion Rate (as defined below) and the “fair market value” of the Voting Common Stock.

The holders of the Series B Preferred Stock will not have any separate class vote on any Reorganization Event.

Conversion:  Each share of Series B Preferred Stock will automatically convert into shares of the Non-Voting Common Stock (as defined below) at a rate of one share of Series B Preferred Stock to 500 shares of Non-Voting Common Stock, subject to adjustment as to be provided in the Certificate of Amendment (as adjusted, the “Applicable Conversion Rate”), without any further action on the part of the holder or the Company on the 36‑month anniversary of the date that any shares of Series B Preferred Stock are first issued, so long as at such time the Company has received shareholder approval for an amendment and restatement of the Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) to authorize a new class of non-voting common stock (the “Non-Voting Common Stock”) and such Amended and Restated Certificate of Incorporation has been filed, accepted and declared effective with the Department of State of the State of New York.

In the event of a Convertible Transfer to certain non-affiliates of a holder of Series B Preferred Stock, each share of such holder’s Series B Preferred Stock will convert into shares of the Voting Common Stock at the Applicable Conversion Rate two business days after the Company receives a valid notice of Convertible Transfer and conversion from the holder. In order to effect a Convertible Transfer, a holder must also deliver to the Company a representation letter and other information as may be reasonably requested by the Company in accordance with the terms of the Exchange Agreement.

A “Convertible Transfer” is defined as a transfer by the holder of Series B Preferred Stock:  (i) to the Company; (ii) in a widely distributed public offering of the Voting Common Stock issuable upon conversion of the Series B Preferred Stock; (iii) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires 2% or more of any class of the Company’s then outstanding voting securities; or (iv) to a transferee that controls more than 50% of every class of the Company’s then outstanding voting securities without giving effect to such transfer.

Subject to certain limitations, SMBC will have the right to elect to convert its shares of Series B Preferred Stock into shares of Voting Common Stock at the Applicable Conversion Rate if an action by the Company (e.g., a new stock issuance) has the effect of reducing SMBC’s voting percentage in any class of voting securities of the Company (any such action, an “Additional Issuance”).

The foregoing description of the Certificate of Amendment is qualified in its entirety by the full text of the Certificate of Amendment, which will be filed by the Company on a Current Report on Form 8-K.

Board Designation Rights

Pursuant to the Agreement, upon SMBC and its affiliates collectively owning 10% or more of the Voting Common Stock on an as-converted and fully diluted basis, SMBC will have the right to identify one individual to be nominated for election as a member of the Board.  Following such time, in the event SMBC and its affiliates no longer collectively own 10% or more of the Voting Common Stock on an as-converted and fully diluted basis (subject to a cure period in certain circumstances), or upon a material breach by SMBC or its affiliates of their standstill or voting obligations under the Agreement (subject to a cure period), SMBC will no longer be entitled to any Board designation rights.

Standstill Restrictions; Voting Agreement

Pursuant to the Agreement, SMBC will be subject to certain standstill restrictions, including that SMBC and its affiliates will be restricted from acquiring additional equity securities of the Company if such acquisition would result in SMBC and its affiliates collectively owning in excess of 15% of the Voting Common Stock on an as-converted and fully diluted basis until the later of the five-year anniversary of the last exchange under the Agreement and six months after SMBC is no longer entitled to Board designation rights or, if earlier, the occurrence of certain change of control events involving the Company (the “Standstill Period”).

Subject to certain exceptions, including matters related to acquisition proposals, SMBC and its affiliates will be obligated to vote all of their shares of Voting Common Stock in accordance with the recommendation of the Board on all matters submitted to a vote of the Company’s shareholders (including the election of directors).

Registration Rights; Preemptive Rights; Transfer Restrictions

SMBC and its affiliates will have registration rights with respect to the Voting Common Stock (including the Voting Common Stock issuable upon conversion of the Series B Preferred Stock or the Non-Voting Common Stock) pursuant to the terms of the Agreement.

During the Standstill Period, SMBC will be entitled to preemptive rights to purchase its proportionate share of Voting Common Stock or Non-Voting Common Stock in future issuances of Voting Common Stock or Non-Voting Common Stock by the Company constituting more than 3% of the shares of Voting Common Stock then outstanding on an as-converted and fully diluted basis.  These purchase rights will not apply to certain specified issuances, such as equity compensation for employees, officers or directors of the Company or as full or partial consideration for certain non-financing transactions.

Subject to exceptions set forth in the Agreement, (i) SMBC will be restricted from transferring any equity securities of the Company until April 27, 2026, and (ii) thereafter will remain subject to certain transfer restrictions with respect to the equity securities of the Company as set forth in the Agreement.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Memorandum of Understanding

Related to the foregoing, on April 27, 2023, the Company and certain of its affiliates entered into a memorandum of understanding (as amended from time to time, and together with such guidelines and other arrangements expressly made a part thereof, the “MOU”) with Sumitomo Mitsui Financial Group, Inc., a financial holding company incorporated in Japan, SMBC, SMBC Nikko Securities Inc., a joint stock company incorporated in Japan, and SMBC Nikko Securities America, Inc., a Delaware corporation (collectively, “SMBC Group”). The MOU sets forth the key terms, conditions and guidelines governing the Alliance and the related collaborations and joint marketing efforts between the Company and SMBC Group.  The expansion of the Alliance, which originated in 2021 with collaboration efforts focused on cross-border mergers and acquisitions, healthcare and leveraged finance, contemplated by the MOU broadens the scope of the collaboration in mergers and acquisitions advisory services and increases the collaboration across the firms’ equities and debt capital markets businesses. The expanded Alliance also includes joint coverage of designated investment grade clients that have banking relationships with SMBC and dedicated investment banking coverage by the Company. SMBC Group will be responsible for credit and debt capital markets, while the Company will be responsible for mergers and acquisitions and equity capital markets.

The foregoing description of the MOU is qualified in its entirety by the text of the MOU, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01          Other Items

On April 27, 2023, the Company and SMBC issued a joint press release announcing the expansion and strengthening of the Alliance. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information and Where to Find it

This Current Report may be deemed to be solicitation material in respect of the shareholder approval (the “Shareholder Approval”) of the amended and restated certificate of incorporation authorizing the creation of non-voting common stock. In connection with a special meeting of its shareholders for the Shareholder Approval, the Company intends to file relevant materials with Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement in preliminary and definitive form.  INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.  Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to Laura Ulbrandt DiPierro, Corporate Secretary, 520 Madison Avenue, New York, NY 10022.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the Shareholder Approval. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 17, 2023. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Company’s proxy statement relating to the Shareholder Approval when it becomes available.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current views and include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” “would,” or similar expressions. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations and other results, and may include statements of future performance, plans and objectives. Forward-looking statements may also include statements pertaining to our strategies for future development of our businesses and products, including the Alliance. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements.

The forward-looking statements in this Current Report also should be considered in light of the risks and uncertainties described in the reports we file with the SEC, including the “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2023 and our Annual Report on Form 10-K for the fiscal year ended November 30, 2022 on file with the SEC.  You should read and interpret any forward-looking statement together with reports we file with the SEC.  We undertake no obligation to update or revise any such forward-looking statement to reflect subsequent circumstances.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Exchange Agreement, dated as of April 27, 2023, by and between Jefferies Financial Group Inc., a New York corporation, and Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan

10.2
Memorandum of Understanding in Relation to Strategic Alliance, dated as of April 27, 2023, by and among Jefferies Financial Group Inc., a New York corporation, Jefferies Finance LLC, a Delaware limited liability company, Sumitomo Mitsui Financial Group, Inc., a financial holding company incorporated in Japan, Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan, SMBC Nikko Securities Inc., a joint stock company incorporated in Japan, and SMBC Nikko Securities America, Inc., a Delaware corporation

99.1	Joint Press Release, dated April 27, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

	By:	/s/ Michael J. Sharp
		Name:	Michael J. Sharp
		Title:	Executive Vice President and General Counsel

Date: April 27, 2023

Exhibit 10.1

EXCHANGE AGREEMENT

by and between

JEFFERIES FINANCIAL GROUP INC.

and

SUMITOMO MITSUI BANKING CORPORATION

Dated as of April 27, 2023

TABLE OF CONTENTS

Page

	ARTICLE I

	DEFINITIONS

Section 1.1	Definitions	1

	ARTICLE II

	EXCHANGE

Section 2.1	Exchange of Common Stock	11
Section 2.2	Adjustment	13
Section 2.3	Non-Voting Preferred Stock to be Issued	13
Section 2.4	Withholding	14
Section 2.5	Tax Treatment	14
Section 2.6	Distributions	15

	ARTICLE III

	BOARD RIGHTS

Section 3.1	Board Designation Right	15

	ARTICLE IV

	TRANSFER RESTRICTIONS

Section 4.1	Lock-Up	18
Section 4.2	Prohibited Restrictions	18
Section 4.3	Regulatory Hardship Transfer	20

	ARTICLE V

	REGULATORY MATTERS

Section 5.1	Regulatory Efforts	21
Section 5.2	Mandatory Exchange	23
Section 5.3	Cooperation	23

ii

Section 9.11	Specific Performance	52
Section 9.12	Headings	53
Section 9.13	Interpretation	53
Section 9.14	Confidential Supervisory Information	53

iii

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, this “Agreement”), dated as of April 27, 2023, is made by and between Jefferies Financial Group Inc., a New York corporation (the “Company”), and Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan (“SMBC”). The Company and SMBC are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, concurrently with the execution of this Agreement, the Company, SMBC and certain of the Parties’ respective Affiliates (as defined below) have entered into that certain Memorandum of Understanding in Relation to Strategic Alliance (the “MOU”);

WHEREAS, as promptly as practicable following the execution of this Agreement, the Company will deliver for filing to the New York Department of State, as an amendment to its Restated Certificate of Incorporation (as so amended and as further amended from time to time, including by any amendment to authorize and establish the powers, rights and privileges of the Non-Voting Common Stock (as defined below), the “Company Charter”), that certain Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) to create and authorize the class of, and establish the powers, rights and privileges of, the Non-Voting Preferred Stock (as defined below);

WHEREAS, SMBC (a) owns, as of the date hereof, 10,500,000 shares of Common Stock (as defined below) and (b) subject to Law (as defined below) and the terms hereof, may acquire, directly or indirectly, at its sole option and from time to time, additional shares of Common Stock; and

WHEREAS, the Parties desire to provide for the exchange by SMBC of shares of Common Stock for shares of Non-Voting Preferred Stock on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1          Definitions.  As used in this Agreement, the following terms have the following meanings:

“Action” means any suit, litigation, arbitration, claim, dispute, action, investigation, audit or proceeding by or before any Government Entity.

“Activist Investor” means, as of any date of determination, a Person that has, directly or indirectly, whether individually or as a member of a “group” (as such term is used in

Sections 13(d) and 14(d) of the Exchange Act), within the five-year period immediately preceding such date of determination, (a) called or publicly sought to call a meeting of stockholders or other equityholders of any Publicly Traded Company, (b) publicly initiated any proposal for action by stockholders or other equityholders of any Publicly Traded Company, which such action was (at any point after the announcement thereof) publicly opposed by the board of directors (or similar governing body) of such Publicly Traded Company, (c) publicly sought (i) election to, or to place a director or representative on, the board of directors (or similar governing body) of any Publicly Traded Company (including by nominating any Person for such election) or (ii) the removal of a director or other representative from such board of directors (or similar governing body) of any Publicly Traded Company, in each case, which election or removal was not recommended or approved publicly (at the time such election or removal was first sought) by the board of directors (or similar governing body) of such Publicly Traded Company or (d) publicly disclosed any intention, plan or arrangement to do any of the foregoing.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise). Notwithstanding the foregoing, (a) neither the Company nor any of its subsidiaries shall be deemed to be an Affiliate of SMBC or its Affiliates and (b) neither SMBC nor any of its Affiliates shall be deemed to be an Affiliate of the Company or any of its Affiliates.

“Agreement” has the meaning set forth in the preamble.

“Amended and Restated Charter” means the Restated Certificate of Incorporation of the Company, as amended and restated substantially in the form attached as Exhibit A.

“Applicable Conversion Rate” has the meaning specified in the Certificate of Amendment.

“Authorized Shareholder” means SMBC and each Permitted Transferee for so long as any such Person owns Registrable Securities.

“Bankruptcy Action” means the Company or any of its material Subsidiaries (a) commencing any voluntary case or other proceeding against, filing any petition seeking liquidation, reorganization or other similar relief under any bankruptcy, reorganization, insolvency, dissolution, receivership, liquidation or other similar Law of, or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of, in each case, the Company, any material Subsidiary of the Company or any substantial part of the Company’s or any of its material Subsidiaries’ assets or properties; (b) consenting to the institution of any proceedings or petitions described in the foregoing clause (a); (c) applying for or consenting to the appointment of a custodian, trustee, receiver, conservator, liquidator or other similar official for the Company, any material Subsidiary of the Company or any substantial part of the Company’s or any of its material Subsidiaries’ assets or properties; (d) filing an answer admitting the material allegations of any petition filed against the Company, any material Subsidiary of the Company or any substantial part of the Company’s or any of its material

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Subsidiaries’ assets or properties described in the foregoing clause (a); (e) making a general assignment for the benefit of the Company’s or its material Subsidiaries’ creditors as a result of a bankruptcy, reorganization, insolvency, dissolution, liquidation or similar event; or (f) admitting in a writing the general inability of the Company or any of its material Subsidiaries to pay its debts as they come due.

“Beneficial Owner” or any variation thereof, including “Beneficial Ownership”, “Beneficially Owns” and “Beneficially Owned”, has the meaning set forth in Rule 13d-3 or 13d‑5 of the Exchange Act as in effect on the date hereof.

“BHCA” means the Bank Holding Company Act of 1956.

“BHCA Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Board” means the Board of Directors of the Company.

“Board Recommendation” has the meaning set forth in Section 6.6(a).

“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the City of New York, New York, or in Tokyo, Japan, are required or authorized by Law to be closed.

“Certificate of Amendment” has the meaning set forth in the recitals.

“CFIUS” means the Committee on Foreign Investment in the United States and each member agency thereof acting in such capacity.

“CFIUS Approval” means CFIUS has (a) issued a written notice that the Transactions are not a “covered transaction” and are not subject to review under the DPA; (b) issued a written notice that it has completed a review or investigation of the notification voluntarily provided pursuant to the DPA with respect to the Transactions, and has concluded all action under the DPA with respect to the Transactions; or (c) sent a report to the President of the United States (the “President”) requesting the President’s decision with respect to the Transactions, and either (i) the period under the DPA during which the President may announce his decision to take action to suspend or prohibit the Transactions has expired without any such action being announced or taken or (ii) the President has announced a decision not to take any action to suspend or prohibit the Transactions.

“Change of Control” means any (a) merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, business combination or other similar transaction or series of related transactions to which the Company or its Affiliates is a party, as a result of which the holders of the Company Stock outstanding immediately prior to such transaction(s) would cease to Beneficially Own a majority of the voting power of all shares of capital stock or other securities of the surviving Person (or, if such surviving Person is a Subsidiary of another Person, of such other Person constituting the ultimate parent thereof) that are then entitled to vote generally in the election of directors (and not solely upon the occurrence and during the continuation of certain specified events) immediately after such transaction(s) or (b) sale or other

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transfer or disposition of all or substantially all of the Company’s consolidated assets (including capital stock of Subsidiaries of the Company) to another Person that is not an Affiliate of the Company.

“Chosen Courts” has the meaning set forth in Section 9.6(b).

“Code” means the Internal Revenue Code of 1986.

“Common Stock” means the Common Stock, par value $1.00 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company By-Laws” means the Amended and Restated By-Laws of the Company (as further amended from time to time).

“Company Charter” has the meaning set forth in the recitals.

“Company Organizational Documents” means the Company Charter and the Company By-Laws.

“Company Purchase Period” has the meaning set forth in Section 4.3(c).

“Company ROFR” has the meaning set forth in Section 4.3(c).

“Company Stock” means, collectively, the Common Stock, the Non-Voting Common Stock, the Non-Voting Preferred Stock and any other class of capital stock of the Company.

“Confidential Information” has the meaning set forth in Section 6.2(b).

“Consent” means any consent, waiver, approval, clearance, order, license, permit, non-objection, non-action, expiration of waiting period or authorization by or before any Government Entity.

“Demanding Holder” has the meaning set forth in Section 7.1(c).

“Director” means any member of the Board (other than any advisory, emeritus, honorary or non-voting observer member of the Board).

“Discretionary Suspension Period” has the meaning set forth in Section 7.1(c).

“DPA” means Section 721 of the Defense Production Act of 1950 (50 U.S.C. § 4565), and all rules and regulations issued and effective thereunder.

“Economic Ownership Percentage” means, with respect to SMBC and its Affiliates, at any time, the quotient, expressed as a percentage, of (a) the sum, without duplication, of (i) the total number of shares of Common Stock owned by SMBC and its Affiliates, plus (ii) the total number of shares of Common Stock into which any shares of other series or classes of Company Stock owned by SMBC and its Affiliates are convertible (on a fully diluted basis), divided by (b) the total number of shares of Common Stock then outstanding (on a fully diluted basis).

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“Enforceability Exceptions” has the meaning set forth in Section 8.1(b).

“Exchange” has the meaning set forth in Section 2.1(a)(i).

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Date” has the meaning set forth in Section 2.1(a)(iii).

“Exchange Notice” has the meaning set forth in Section 2.1(a)(iii).

“Exchange Rate” means 0.002, subject to adjustment pursuant to Section 2.2.

“Excluded Issuance” means (a) the issuance of any equity securities that is subject to Article SEVENTH, Section VII of the Company Charter, but solely to the extent that an adjustment is made pursuant to Article SEVENTH, Section VII of the Company Charter, (b) the issuance of any equity securities (including upon exercise of options) as part of compensatory arrangements to directors, officers, employees, consultants or other agents of the Company as approved by the Board or any committee thereof, (c) the issuance of any equity securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock, ownership plan or similar benefit plan, program or agreement as approved by the Board, (d) the issuance of any equity securities in connection with any “business combination” (as defined in the rules and regulations promulgated by the SEC) or otherwise in connection with bona fide, arm’s-length acquisitions of securities or assets of another Person, or (e) securities issued pursuant to the conversion, exercise or exchange of Non-Voting Preferred Stock issued to SMBC (or a Permitted Transferee designee of SMBC).

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

“FINRA” means the Financial Industry Regulatory Authority.

“Foreign Investment Approval” means all registrations, filings, submissions or Consents under any Foreign Investment Laws.

“Foreign Investment Laws” means any Law (including the DPA) that provides for the review, clearance or notification of Transactions on grounds of national security or other national or public interest, including any state, national or multi-jurisdictional Laws that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, securities, entities, assets, land or interests.

“fully diluted basis” means, on any date of determination, the aggregate number of shares of Common Stock issued and outstanding on such date, plus the aggregate number of shares of Common Stock issuable upon the exercise, conversion or vesting (including any exercise or conversion following vesting), as applicable, of all outstanding Non-Voting Preferred Stock, Non-Voting Common Stock, options, warrants, restricted stock units, performance stock units, dividend equivalent units, deferred compensation plan units and other equity awards and any other rights to purchase or acquire shares of Common Stock on such date (where applicable, assuming (a) target achievement of all performance conditions and (b) any conditions or other

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requirements to conversion have been satisfied, in each case, whether or not (x) actually satisfied or (y) capable of being satisfied).

“Government Entity” means any (a) federal, state, local, municipal, foreign or other government; (b) governmental entity of any nature (including any governmental agency, branch, department, official, committee or entity and any court or other tribunal), whether foreign or domestic; or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, whether foreign or domestic, including any arbitral tribunal and self-regulatory organizations.

“Hold” or “Held” and any derivation thereof includes having control over securities as defined in 12 C.F.R. 225.9.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Inspectors” has the meaning set forth in Section 7.4(a)(vii).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Joint Notice” has the meaning set forth in Section 5.1(a).

“Law” means, with respect to any Person, any legal, regulatory and administrative laws, statutes, rules, Orders and regulations applicable to such Person.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.

“Lock-Up Period” has the meaning set forth in Section 4.1.

“Losses” has the meaning set forth in Section 7.6(a)(i).

“Mandatory Exchange” has the meaning set forth in Section 5.2.

“Maximum Number of Securities” has the meaning set forth in Section 7.4(e).

“MOU” has the meaning set forth in the recitals.

“MOU Termination Date” means the date on which the entire MOU has become terminated in accordance with its terms.

“Nominating and Corporate Governance Committee” means the Nominating and Corporate Governance Committee of the Company.

“Non-Voting Common Stock” means, if any, the Non-Voting Common Stock, par value $1.00 per share, of the Company authorized by the Company on or after the date hereof pursuant to an amendment to the Company Charter duly authorized by the shareholders of the Company.

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“Non-Voting Preferred Stock” means the Series B Non-Voting Convertible Preferred Shares, par value $1.00 per share, of the Company.

“NYSE” means the New York Stock Exchange.

“Offer Price” has the meaning set forth in Section 4.3(c).

“Offered Shares” has the meaning set forth in Section 4.3(c).

“Offering Notice” has the meaning set forth in Section 4.3(c).

“Order” means any applicable order, injunction, judgment, decree, ruling, or writ of any Government Entity.

“Ordinary Course Securities” means any Company Stock or other securities held: (a) by SMBC or its Affiliates in trust, managed, brokerage, custodial, nominee or other customer accounts; (b) in mutual funds, open or closed end investment funds or other pooled investment vehicles (including limited partnerships and limited liability companies) sponsored, managed and/or advised or subadvised by SMBC or its Affiliates; or (c) by SMBC or its Affiliates acquired and/or held on behalf of SMBC’s or its Affiliates’ clients in the ordinary course of their securities, commodities, derivatives, asset management, banking or similar businesses and not as part of a plan to avoid the restrictions of the Voting Percentage Limit.

“Participation Portion” has the meaning set forth in Section 6.6(a)(ii).

“Party” has the meaning set forth in the preamble.

“Permitted Transferee” means any Affiliate of SMBC that is, directly or indirectly, (a) wholly owned or (b) subject to the consent of the Company (not to be unreasonably withheld), controlled (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise), in each case, by Sumitomo Mitsui Financial Group, Inc.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Sections 13(d) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Piggyback Notice Period” has the meaning set forth in Section 7.2(a).

“Piggyback Registration” has the meaning set forth in Section 7.2(a).

“Preemptive Right” has the meaning set forth in Section 6.6(b).

“Prohibited Transferee” means any Person providing, directly or indirectly, substantially the same financial products or services as those provided by the Company pursuant to the MOU (as amended from time to time and as last in effect); provided that “Prohibited Transferee” shall

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not be deemed to include broker-dealers who facilitate sales to Persons who are not Prohibited Transferees.

“Proposed Securities” has the meaning set forth in Section 6.6(a)(i).

“Publicly Traded Company” means an entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or another country.

“Records” has the meaning set forth in Section 7.4(a)(vii).

“Registrable Amount” means a number of shares of Common Stock, Non-Voting Common Stock and Non-Voting Preferred Stock such that the aggregate gross proceeds of an offering of such shares of Common Stock, Non-Voting Common Stock and Non-Voting Preferred Stock would reasonably be expected to generate sale proceeds for the holders thereof (in the aggregate) of equal to or greater than one hundred and fifty million dollars ($150,000,000), or such amount that represents all of the then remaining Registrable Securities.

“Registrable Securities” means (i) any Common Stock, including any Common Stock issuable upon conversion of Non-Voting Preferred Stock or Non-Voting Common Stock, as the case may be, and (ii) any equity security issued in exchange for or with respect to any shares referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or similar transaction, or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement, (b) such securities shall have ceased to be outstanding, (c) such securities are sold in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act and any restrictive legend is removed therefrom or (d) ninety (90) days after the time that the aggregate shares of Common Stock, Non-Voting Common Stock and Non-Voting Preferred Stock (determined on a fully diluted basis based on the Applicable Conversion Rate at such time) Beneficially Owned by SMBC represent less than ten percent (10.0%) of the total number of outstanding shares of Common Stock, Non-Voting Common Stock and Non-Voting Preferred Stock (determined on a fully diluted basis based on the Applicable Conversion Rate at such time); provided that, if during such ninety (90)-day period, the aggregate shares of Common Stock, Non-Voting Common Stock and Non-Voting Preferred Stock (determined on a fully diluted basis based on the Applicable Conversion Rate at such time) Beneficially Owned by SMBC represent at least ten percent (10.0%) of the total number of outstanding shares of Common Stock, Non-Voting Common Stock and Non-Voting Preferred Stock (determined on a fully diluted basis based on the Applicable Conversion Rate at such time), then such securities shall continue to be Registrable Securities until such time as such securities would otherwise cease to be Registrable Securities hereunder.

“Registration Expenses” has the meaning set forth in Section 7.5(a).

“Regulatory Approvals” has the meaning set forth in Section 5.1(b).

“Regulatory Hardship” has the meaning set forth in Section 4.3(a).

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“Regulatory Hardship Notice” has the meaning set forth in Section 4.3(a).

“Regulatory Hardship Transfer” has the meaning set forth in Section 4.3(b).

“Representative” means, with respect to any Person, the directors, officers, principals, partners, managers, members, employees, advisors, agents, stockholders, consultants, independent accountants, investment bankers, counsel or other representatives of such Person and of such Person’s Affiliates.

“Requested Information” has the meaning set forth in Section 7.6(d)(iii).

“Requisite Shareholder Approval” has the meaning set forth in Section 6.8.

“Rule 144” has the meaning set forth in Section 6.3(a).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933.

“Selling Holders” has the meaning set forth in Section 7.4(a)(i).

“Shelf Notice” has the meaning set forth in Section 7.1(a).

“Shelf Registration” has the meaning set forth in Section 7.1(a).

“Shelf Registration Effectiveness Period” has the meaning set forth in Section 7.1(a).

“Shelf Registration Statement” has the meaning set forth in Section 7.1(a).

“Shelf Takedown Notice” has the meaning set forth in Section 7.1(d).

“Shelf Underwritten Offering” has the meaning set forth in Section 7.1(d).

“SMBC” has the meaning set forth in the preamble.

“SMBC Designee” has the meaning set forth in Section 3.1(a).

“SMBC Director” means a Director who was elected to the Board as an SMBC Designee.

“SMBC Rights Period” means the period beginning upon the occurrence of the SMBC Rights Trigger Event and ending upon the occurrence of the SMBC Rights Termination Event.

“SMBC Rights Termination Event” shall be deemed to have occurred on the earliest of: (a) if, following the SMBC Rights Trigger Event, (i) SMBC or any of its Affiliates Transfers any Company Stock and immediately following such Transfer the Economic Ownership Percentage of SMBC and its Affiliates (in the aggregate) is less than ten percent (10.0%) (excluding a Transfer permitted hereunder to an Affiliate of SMBC where there is no decrease in such aggregate Economic Ownership Percentage as a result of such Transfer) or (ii) the Economic Ownership Percentage of SMBC and its Affiliates (in the aggregate) is less than ten percent

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(10%) due to any reason other than pursuant to the foregoing clause (a)(i) (with respect to this clause (a)(ii), subject to a three (3)-month cure period), or (b) notice by the Company to SMBC of a material breach by SMBC or its Affiliates of Section 6.4 or Section 6.5 (subject to a ten (10) Business Day cure period following such notice solely in the event such material breach is curable).

“SMBC Rights Trigger Event” means the first Business Day following the date hereof on which the Economic Ownership Percentage of SMBC and its Affiliates (in the aggregate) is equal to or greater than ten percent (10.0%).

“Standstill Fallaway Event” has the meaning set forth in Section 6.4(b).

“Standstill Period” means the period from the date hereof until the earlier of (a) the later of (i) five (5) years after the last Exchange hereunder and (ii) six (6) months after the occurrence of the SMBC Rights Termination Event and (b) the occurrence of a Standstill Fallaway Event.

“Subsidiary” means, with respect to any Person, any (a) corporation, fifty percent (50%) or more of the voting or capital stock of which is, directly or indirectly, owned by such Person, (b) other partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity in which such Person, directly or indirectly, owns fifty percent (50%) or more of the equity economic interest thereof or has the power to elect or direct the election of fifty percent (50%) or more of the members of the governing body of such entity or otherwise has control over such entity (e.g., as the managing partner of a partnership) or (c) entities that would be considered subsidiaries of such Person within the meaning of Regulation S-K or Regulation S-X of the Securities Act.

“Suspension Period” has the meaning set forth in Section 7.1(c).

“Takeover Laws” means any “moratorium”, “control share acquisition”, “business combination”, “fair price” or other state anti-takeover Law.

“Transaction Documents” means this Agreement, the MOU and all other documents, certificates or agreements executed in connection with the Transactions.

“Transactions” means the contemplated acquisition of shares of Common Stock by SMBC, Exchanges and other transactions contemplated hereby.

“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of or transfer (by merger, disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by merger, disposition, operation of law or otherwise), of any interest in any equity securities Beneficially Owned by such Person.

“Underwriting Agreement” means any underwriting agreement between the Company and the underwriters named therein.

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“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public in a marketed transaction.

“Voting Percentage” means the “voting percentage” (as that concept is calculated and interpreted pursuant to 12 C.F.R. 225.2(u) or in any successor regulation or published interpretation of the Federal Reserve Board then in effect for purposes of the BHCA).

“Voting Percentage Limit” means, as of any given time, a Voting Percentage of four and nine-tenths percent (4.90%).

ARTICLE II

EXCHANGE

Section 2.1          Exchange of Common Stock.

(a)          Elective Exchanges.

(i)          SMBC shall be entitled, upon the terms and subject to the conditions hereof, to surrender Common Stock to the Company in exchange for the delivery to SMBC (or a Permitted Transferee designee of SMBC) of a number of shares of Non-Voting Preferred Stock that is equal to the product of (x) the applicable number of shares of Common Stock surrendered multiplied by (y) the Exchange Rate. Any exchange of Common Stock for Non-Voting Preferred Stock pursuant hereto is defined herein as an “Exchange”.  Subject to Section 2.1(a)(ii), for a period beginning on the date hereof and ending on the earliest of (x) the eighteen-month anniversary of the date of the filing of the Amended and Restated Charter with New York Department of State (or such later date as may be reasonably agreed by the Company in good faith to enable SMBC and its Affiliates to obtain an Economic Ownership Percentage (in the aggregate) of fifteen percent (15%)), (y) the MOU Termination Date and (z) the date on which 55,125 shares of Non-Voting Preferred Stock (or such other amount as mutually agreed by the Parties) shall have been issued pursuant hereto, SMBC may effect an Exchange at any time and from time to time (regardless of whether such shares of Common Stock were acquired prior to, on or after the date hereof) with respect to a number of shares of Common Stock, for each Exchange, that is not less than one-half percent (0.5%) of the then-outstanding number of shares of Common Stock (on a fully diluted basis) and in multiples of 500 shares of the Common Stock (as adjusted pro rata for any changes in the Exchange Rate; provided that in no event shall fractions of shares of Non-Voting Preferred Stock be issuable pursuant to this Section 2.1(a)).

(ii)          Notwithstanding anything herein to the contrary, SMBC shall not be entitled to effectuate an Exchange of Common Stock pursuant to this Section 2.1(a), and the Company shall have the right to refuse to honor any request for such an Exchange, if at such time the Company determines based on the advice of counsel that such Exchange would be inconsistent with or prohibited by any Law. Following receipt of an Exchange Notice, the Company shall promptly notify SMBC upon becoming aware of the occurrence of any facts, events, circumstances or developments that would, or

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would reasonably be expected to, result in the Exchange contemplated by such Exchange Notice being inconsistent with or prohibited by any Law, which such notice shall include an explanation in reasonable detail as to such facts, events, circumstances or developments.

(iii)          SMBC shall exercise its right to effectuate an Exchange of Common Stock pursuant to this Section 2.1(a) by delivering to the Company (A) a written election of exchange in respect of the Common Stock to be exchanged substantially in the form of Exhibit B (an “Exchange Notice”), duly executed by SMBC (delivery of which may be via email), (B) certificates in SMBC’s possession representing such Common Stock (if any) and (C) $1.50 per share of Common Stock exchanged in such Exchange (any such amount to be payable not later than one (1) Business Day following the date of such Exchange). An Exchange pursuant to this Section 2.1(a) shall be effected on the second (2nd) Business Day following the Business Day on which the Company shall have received the items specified in clauses (A) through (B) of the first sentence of this Section 2.1(a)(iii) or such later date that is a Business Day specified in the Exchange Notice (such Business Day, the “Exchange Date”). On the Exchange Date, all rights of SMBC as a holder of Common Stock to be so exchanged shall cease and SMBC (or its designee) shall be treated for all purposes as having become the record holder of the shares of Non-Voting Preferred Stock to be received by SMBC in respect of such Exchange.

(b)          Exchange Consideration. As promptly as practicable on or after the Exchange Date, the Company shall deliver or cause to be delivered to SMBC (or its designee), evidence of book-entry shares representing the number of shares of Non-Voting Preferred Stock deliverable upon the applicable Exchange, registered in the name of SMBC (or its designee). Notwithstanding anything set forth in this Section 2.1(b) to the contrary, to the extent the Non-Voting Preferred Stock issued in the Exchange will be settled through the facilities of The Depository Trust Company, the Company will, upon the written instruction of SMBC, deliver the shares of Non-Voting Preferred Stock deliverable to SMBC through the facilities of The Depository Trust Company to the account of the participant of The Depository Trust Company designated by SMBC in the Exchange Notice. Upon SMBC exercising its right to Exchange in accordance with Section 2.1(a)(i), the Company shall take such actions as may be required to ensure that SMBC receives the shares of Non-Voting Preferred Stock that SMBC is entitled to receive in connection with such Exchange pursuant to Section 2.1(a).

(c)          Legends.

(i)          The shares of Non-Voting Preferred Stock issued upon an Exchange and any shares of Non-Voting Common Stock, if applicable, shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN EXCHANGE AGREEMENT, DATED AS OF April 27, 2023, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN. A COPY OF SUCH EXCHANGE AGREEMENT WILL BE

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FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(d)          Expenses.  The Company and SMBC shall each bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that SMBC and the Company shall evenly split any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange.

Section 2.2          Adjustment.

(a)          The Exchange Rate shall be adjusted accordingly if there is any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the shares of (i) Common Stock that is not accompanied by a substantively identical subdivision or combination of the Non-Voting Preferred Stock or change to the conversion rate set forth therein; or (ii) Non-Voting Preferred Stock that is not accompanied by a substantively identical subdivision or combination of the shares of Common Stock or approved by the holders of at least a majority of the outstanding shares of the Non-Voting Preferred Stock.

(b)          To the extent not reflected in an adjustment to the Exchange Rate, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Common Stock is converted or changed or exchanged into or for another security, securities or other property, then the Parties will negotiate in good faith to amend the terms of this Agreement to preserve the rights of SMBC hereunder, unless the Company Stock Beneficially Owned by SMBC and its Affiliates is converted into a right to receive cash on a pari passu basis with other shares of Company Stock (treating such shares of Non-Voting Preferred Stock and Non-Voting Common Stock identically to shares of Common Stock).

Section 2.3          Non-Voting Preferred Stock to be Issued.

(a)          All shares of Non-Voting Preferred Stock issued as part of an Exchange shall be (i) validly issued, fully paid and non-assessable, (ii) free and clear of preemptive or similar rights and (iii) free and clear of all Liens (other than transfer restrictions arising under this Agreement or applicable securities Laws).

(b)          So long as SMBC (or its Affiliates) have the right to effect an Exchange hereunder, the Company shall at all times reserve and keep available out of its authorized but

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unissued Non-Voting Preferred Stock, solely for the purpose of issuance upon an Exchange, a number of shares of Non-Voting Preferred Stock equal to (i) 55,125 shares of Non-Voting Preferred Stock (or such other amount as mutually agreed by the Parties) minus (ii) the number of shares of Non-Voting Preferred Stock previously issued to SMBC (or any of its Permitted Transferees) hereunder.

(c)          The Company shall reserve for issuance out of its authorized but unissued shares of Common Stock, that number of shares of Common Stock into which the issued and outstanding shares of Non-Voting Preferred Stock and Non-Voting Common Stock are convertible (in all cases, subject to and in accordance with the transfer and conversion of non-voting securities provided under 12 C.F.R. 225.9).

(d)          Pursuant to resolutions in form and substance previously reviewed by SMBC, the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act has approved, for the express purpose of exempting each such transaction from Section 16(b) of the Exchange Act, pursuant to Rule 16b‑3 thereunder to the extent applicable, the transactions contemplated between the Company and SMBC (and any of their respective Affiliates) by the Transaction Documents, including the acquisition of the Non-Voting Preferred Stock or Non-Voting Common Stock, any disposition of Company Stock upon the conversion or Exchange thereof, any acquisition of Common Stock upon conversion of the Non-Voting Preferred Stock or the Non-Voting Common Stock (as applicable), and any other deemed acquisition or disposition in connection therewith and all transactions with the Company related thereto, in each case, in accordance with the terms hereof.

(e)          If any Takeover Laws become applicable hereto or any of the transactions contemplated hereby, the Company shall use reasonable best efforts to render such restrictions inapplicable to all of the foregoing.

Section 2.4          Withholding.  If the Company shall be required to withhold any amounts by reason of any federal, state, local or foreign tax rules or regulations in respect of any Exchange, then the Company shall be entitled to take such action as it deems appropriate in order to ensure compliance with such withholding requirements, including, at its option, withholding shares of Non-Voting Preferred Stock with a fair market value equal to the minimum amount of any taxes that the Company may be required to withhold with respect to such Exchange. To the extent that amounts are (or property is) so withheld and paid over to the appropriate taxing authority, such withheld amounts (or property) shall be treated for all purposes of this Agreement as having been paid (or delivered) to SMBC. The Parties shall cooperate to identify and mitigate (to the extent permitted by Law) any anticipated withholding with respect to any Exchange.

Section 2.5          Tax Treatment.  The Parties intend to treat any Exchange consummated pursuant hereto as an exchange qualifying for non-recognition treatment for U.S. federal (and applicable state and local) income tax purposes pursuant to Section 354 and/or Section 1036 of the Code, and no Party shall take a position inconsistent with such intended tax treatment on any tax return, amendment thereof or any other communication with a taxing authority, in each case, unless otherwise required by a “determination” within the meaning of Section 1313 of the Code.

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Section 2.6          Distributions.  No Exchange will impair the right of SMBC to receive any distribution in respect of which the record date is on or prior to the Exchange Date for such Exchange (but for which payment had not yet been made with respect to the Common Stock in question at the time the Exchange is consummated).

ARTICLE III

BOARD RIGHTS

Section 3.1          Board Designation Right.

(a)          During the SMBC Rights Period, SMBC shall have the right to identify one (1) individual to be nominated for election as a Director at each successive annual meeting (or other meeting at which directors are elected to the Board) of the shareholders of the Company during the SMBC Rights Period (such individual, a “SMBC Designee”).

(b)          During the SMBC Rights Period, if requested by SMBC:

(i)          the Company shall (provided that SMBC shall have complied with the final proviso to this Section 3.1(b)(i) and subject to Section 3.1(c)), take all reasonable actions within its control to effectuate the provisions of this Section 3.1 and to cause the election of the individual identified by SMBC pursuant to Section 3.1(a) as a Director, which shall include the Company (x) including the SMBC Designee in the slate of nominees recommended by the Board for election to the Board at any meeting of shareholders of the Company at which Directors are to be elected to the Board and (y) nominating, recommending and using its reasonable best efforts to solicit from its shareholders eligible to vote for the election of Directors proxies in favor of the election of the SMBC Designee to the Board in the same manner and to the same extent it solicits proxies in favor of other candidates nominated for election by the Board; provided that SMBC shall notify the Company of its proposed nominee to the Board, in writing, no later than the latest date on which holders of Common Stock may make nominations to the Board in accordance with the Company By-Laws (it being understood that in the event SMBC fails to provide any such notice, subject to Section 3.1(c), the SMBC Designee shall be the person then serving as the SMBC Director); and

(ii)          in the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal of any SMBC Director (other than as a result of a failure of such Director who has been nominated for election as a Director to be re-elected at any meeting of shareholders of the Company at which Directors are to be elected to the Board), subject to Section 3.1(c), the Company shall take all reasonable actions within its control to cause the vacancy created thereby to be filled as promptly as practicable by a new SMBC Designee, including by election to the Board by the Directors (to the extent permitted by the Company Organizational Documents and Law).

(c)          Notwithstanding anything herein to the contrary, SMBC’s rights and the Company’s obligations pursuant to this Section 3.1 shall in each case be subject to (A) any Law or securities exchange or equivalent listing requirements, including (x) each SMBC Designee’s

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satisfaction of all requirements under Law regarding service as a Director and all other criteria and qualifications for service as a director applicable to all Directors and (y) the corporate governance requirements of the NYSE (or any other exchange on which the Company’s securities may be listed) that listed companies must have a majority of independent directors and (B) each SMBC Designee being reasonably acceptable to the Board and the Nominating and Corporate Governance Committee. SMBC will cause each SMBC Designee to make himself or herself reasonably available during normal business hours for the Company’s customary onboarding requirements for its Directors and consent to the Company’s customary background checks or other investigations to determine the SMBC Designee’s eligibility and qualification to serve as a Director. No SMBC Designee shall be eligible to serve on the Board if he or she has been involved in any of the events enumerated under Item 2(d) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act or is subject to any order, judgment, injunction, ruling, writ or decree of any Government Entity that is then in effect and that prohibits service as a director of any U.S. public company. As a condition to any SMBC Designee’s election to the Board or nomination for election as a Director at any meeting of the Company’s shareholders, SMBC and the SMBC Designee must provide to the Company:

(i)          all information requested by the Company to be disclosed by Directors, candidates for Directors and their respective Affiliates and Representatives in a proxy statement or other filings, as required by Law or any applicable stock exchange rules or listing standards or, to the extent applicable to all Directors or candidates for Director, the Company Organizational Documents or the Company’s bona fide corporate governance guidelines, in each case, relating to the SMBC Designee’s election as a Director;

(ii)          all information reasonably requested by the Company in connection with assessing eligibility, independence and other criteria applicable to Directors or satisfying compliance and legal or regulatory obligations, in each case, relating to the SMBC Designee’s nomination or election, as applicable, as a Director;

(iii)         an undertaking in writing by the SMBC Designee to:

(1)          be subject to, bound by and duly comply with the code of conduct in the form agreed upon by the other Directors; provided that no such code of conduct shall (x) restrict any Transfer of securities by SMBC or their Affiliates (other than with respect to any SMBC Director solely in his or her individual capacity), (y) except as expressly provided in Section 6.2 or as required under Law, impose confidentiality obligations on any SMBC Director, or (z) impose any capital stock ownership requirement on any SMBC Director; and

(2)          waive notice of and recuse himself or herself from any portion of any discussion of the Board or any committee thereof regarding any Transaction Document, the Transactions or any other transactions involving SMBC or its Affiliates or any other matter where the SMBC Director is reasonably expected to have a conflict of interest; provided, however, that the Company shall use reasonable best efforts to make other arrangements (including segmenting portions of meetings, redacting information or making substitute disclosure arrangements) that would enable

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participation in such meetings by the SMBC Director without the SMBC Director learning information about the matter(s) giving rise to such conflict of interest; and

(iv)          an executed irrevocable resignation in the form attached to this Agreement as Exhibit C.

(d)          During the SMBC Rights Period, at the option of the SMBC Director, the Board shall cause the SMBC Director to be appointed to one or more standing committees of the Board (as designated by the Board) so long as the SMBC Director qualifies to serve on each such committee under the applicable rules of the NYSE, subject to Law, the Company’s corporate governance guidelines and the charter of such committee. Notwithstanding anything herein to the contrary, the SMBC Director shall not participate in any portion of any committee meeting (or receive any portion of materials in connection therewith) (i) with respect to which he or she is reasonably likely to have a conflict of interest (as reasonably determined in good faith by the other members of such committee in their sole discretion) with respect to the subject matter of the meeting or any portion of the committee meeting, including any meeting with respect to which the SMBC Director would be required to recuse him or herself in accordance with Section 3.1(c)(iii)(2), or (ii) to the extent (but only to the extent) that the SMBC Director’s attendance or receipt of such materials is, in the opinion of the Company’s counsel, reasonably likely to adversely affect the existence of legal privilege; provided, however, that the Company shall use reasonable best efforts to make other arrangements (including segmenting portions of meetings, redacting information or making substitute disclosure arrangements) that would enable participation in such meetings by, and disclosure of information and materials to, the SMBC Director without jeopardizing such legal privilege or the SMBC Director learning information about the matter(s) giving rise to such conflict of interest.

(e)          The Parties agree that the SMBC Director shall not be entitled to any cash or equity compensation from the Company or its Subsidiaries in connection with his or her service as a Director (and shall receive compensation, if any, for such service solely from SMBC or its Affiliates); provided that, notwithstanding the foregoing, the SMBC Director shall be entitled to reimbursement from the Company for the reasonable and documented out-of-pocket expenses incurred by the SMBC Director in connection with his or her service as Director in a manner consistent with the Company’s practices with respect reimbursement for other Directors, including reimbursement pursuant to customary indemnification arrangements.

(f)          Except with respect to any acts or omissions by the SMBC Director constituting gross negligence or willful malfeasance, the Company hereby agrees that it is the indemnitor of first resort (i.e., its obligations to each current and/or former SMBC Director are primary and any obligation of any other Person (including SMBC and its Affiliates) to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such SMBC Director are secondary) to the maximum extent permitted by Law and the Company Organizational Documents (and any other agreement regarding indemnification between the Company and/or its Subsidiaries and such SMBC Director) in connection with any acts or omissions by the SMBC Director in his or her capacity as a Director, without regard to any rights such SMBC Director may have against any other Person (including SMBC and its Affiliates).

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(g)          SMBC agrees to and will defend and indemnify the Company and save and hold the Company harmless against, and pay on behalf of or reimburse the Company for, any Losses that the Company may suffer, sustain or become subject to, or costs the Company may bear, as a result of, in connection with, relating or incidental to or arising from any Action by a Government Entity concerning the SMBC Director’s concurrent service as a Director and as an officer or director of any other company.

(h)          Upon the occurrence of the SMBC Rights Termination Event, (i) the irrevocable resignation letter described in Section 3.1(c)(iv) shall become operative and the SMBC Director shall be deemed to have resigned from the Board with immediate effect, and (ii) SMBC shall no longer have any rights under this Section 3.1, including any designation and/or nomination rights under Section 3.1(a).

(i)          All agreements, arrangements and understandings made in Section 6.5 and Section 6.6(a) shall be made solely in SMBC’s (or its Affiliates’) capacity as a shareholder of the Company, and not in any other capacity. The Parties acknowledge and agree that (i) the SMBC Director (if any) shall be free to act in his or her capacity as a Director in accordance with his or her applicable fiduciary duties, including in respect of any vote cast by him or her as a Director (or a member of any committee of the Board), and (ii) no action taken by the SMBC Director (if any) acting in his or her capacity as a Director, including in respect of any vote cast by him or her as a Director (or a member of any committee of the Board), shall be deemed to be a breach by SMBC or its Affiliates of Section 6.5 or Section 6.6(a), as applicable.

ARTICLE IV

TRANSFER RESTRICTIONS

Section 4.1          Lock-Up.  From the date hereof until April 27, 2026 (the “Lock-Up Period”), except as otherwise permitted by Section 4.2(b), SMBC shall not, and shall not permit any of its Affiliates to, Transfer any shares of Company Stock. The restrictions set forth herein shall not limit the rights of SMBC or its Affiliates to exercise its rights as a shareholder of the Company during the Lock-Up Period, including the right to vote any Company Stock.

Section 4.2          Prohibited Restrictions.

(a)          Notwithstanding anything herein to the contrary (but subject to Article VII), without the prior written consent of the Company, except as otherwise permitted by Section 4.2(b), SMBC shall not, and shall not permit any of its Affiliates to, Transfer any shares of (x) Non-Voting Common Stock and Non-Voting Preferred Stock to any Person and (y) Common Stock into which any shares of Non-Voting Preferred Stock or Non-Voting Common Stock are converted (including at the time of any such Transfer) or any other equity securities of the Company to:

(i)          any Activist Investor;

(ii)          any Prohibited Transferee;

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(iii)          any Person who, immediately following such Transfer, would own more than ten percent (10.0%) of the Company’s then-outstanding shares of Common Stock (on a fully diluted basis) as a result of such Transfer; or

(iv)          to any single Person or any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of Persons in an aggregate amount that would be in excess of five percent (5.0%) of the Company’s then-outstanding shares of Common Stock (on a fully diluted basis).

(b)          The restrictions set forth in Section 4.1 and, except with respect to the following clause (i)(A)(VI), Section 4.2(a) shall not apply to any (i) Transfer of shares of (A) Company Stock (I) to a Permitted Transferee, (II) pursuant to a merger, division, consolidation, tender offer or exchange offer, recapitalization, reorganization or other business combination, acquisition of assets or similar transaction involving the Company or any of its Subsidiaries or Change of Control; provided that, solely in the case of a tender offer or exchange offer, (x) the Board (or a committee thereof) has not (and is not continuing to) publicly recommended against such tender offer or exchange offer and (y) less than a majority of the Common Stock has been tendered in such tender or exchange offer, (III) to the Company or its Subsidiaries, (IV) permitted by the terms herein (including any Exchange, Mandatory Exchange or Regulatory Hardship Transfer) or pursuant to the Company Charter, (V) pursuant to contractual or business arrangements between the Company and/or its Affiliates, on the one hand, and SMBC and/or its Affiliates, on the other hand, including underwriting and distributing senior, subordinated or securitized instruments issued by the Company and its Affiliates or (VI) to cure any breach or violation of Section 6.5(a)(i)(A); provided that, in the case of the immediately preceding clauses (II), (IV), (V) or (VI), prior to, concurrently with or as a result of such Transfer, any shares of Non-Voting Preferred Stock or Non-Voting Common Stock so transferred are converted into Common Stock in accordance with the Company Charter or (B) Ordinary Course Securities or (ii) pledges of shares of Common Stock (and Transfers pursuant to the exercise of rights and remedies under the related pledge agreement) in connection with and in furtherance of bona fide arrangements to facilitate the acquisition of shares of Common Stock by SMBC or its Affiliates in a manner substantially consistent with arrangements disclosed by SMBC to the Company on or prior to the date of this Agreement. In furtherance, and not in limitation, of the foregoing, Section 4.2(a) shall not restrict any Transfer of shares of (1) Common Stock (including any other shares of Company Stock that would become convertible into Common Stock in connection with such Transfer) in the public markets pursuant to (x) any bona fide underwritten public offering, so long as SMBC or its Permitted Transferees, as applicable, effecting any such Transfers shall instruct the managing underwriters of any such underwritten public offering to exclude as transferees Prohibited Transferees from such underwritten public offering, (y) any bona fide firm commitment offering to one or more broker-dealers for resale under Rule 144A and/or Regulation S of the Securities Act, if such offering is permitted under the Securities Act, or (z) any bona fide sale under Rule 144 so long as such sale is not intended to avoid the restrictions set forth in Section 4.2(a) and complies with paragraph (f)(1)(i) of Rule 144 or (2) Common Stock where an Activist Investor or Prohibited Transferee acts as an agent or broker, but does not ultimately become the Beneficial Owner of the Common Stock as a result of such Transfer of shares of Common Stock.

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(c)          Any attempted Transfer of shares of Company Stock in violation of Section 4.1 or Section 4.2(a) shall be of no effect and null and void and shall not be recorded on the stock transfer books of the Company.

Section 4.3          Regulatory Hardship Transfer.

(a)          If SMBC (i) determines in good faith and based on the reasonable advice of external counsel (such counsel to be a law firm possessing recognized expertise with respect to Laws in the applicable jurisdiction(s) at issue) that it or any of its BHCA Affiliates continuing to Hold all or any shares of Company Stock would be inconsistent with, violate or breach any Law or (ii) receives a written directive or request from any Government Entity of competent jurisdiction to Transfer all or any of its or its BHCA Affiliates’ shares of Company Stock (either of clauses (i) or (ii), a “Regulatory Hardship”), then SMBC shall promptly notify the Company of such Regulatory Hardship (such notice, a “Regulatory Hardship Notice”). Each Regulatory Hardship Notice shall describe the nature of the Regulatory Hardship in reasonable detail; provided that such description need not include information the disclosure of which (x) would be prohibited by Law or contrary to a request or requirement of any Government Entity, (y) would reasonably be expected to adversely impact or jeopardize any legal privilege or work product doctrine or (z) would reasonably be expected to result in disclosure in respect of any assets, businesses, operations or financial records of SMBC or its Affiliates (other than their interest in the Company) or sharing any legal analysis or opinions prepared or delivered by SMBC or its Affiliates or their counsel in connection therewith. To the extent permitted by Law, SMBC shall (A) use reasonable best efforts to obtain permission from the appropriate Government Entity to disclose information of the nature contemplated by the foregoing clause (x) to the Company and (B) (I) cooperate in good faith with the Company and its counsel to evaluate potential actions to mitigate or eliminate any Regulatory Hardship such that no Transfer of shares of Company Stock by SMBC or its Affiliates is required and (II) based on such evaluation, take such actions as SMBC determines in good faith would be reasonable under the circumstances, after consulting with and considering the views of the Company.

(b)          Following the occurrence of a Regulatory Hardship and the delivery of the applicable Regulatory Hardship Notice, and subject to SMBC satisfying its obligations pursuant to the last sentence of Section 4.3(a), SMBC and its BHCA Affiliates shall have the right to Transfer (such Transfer, a “Regulatory Hardship Transfer”) only such portion of the shares of Company Stock that is required to be Transferred to remediate or eliminate such Regulatory Hardship to any third-party purchaser who is not an Activist Investor or Prohibited Transferee (unless such Transfer to an Activist Investor or Prohibited Transferee (x) occurs via open market purchase and sale transactions, including pursuant to Rule 144 or SMBC’s registration rights hereunder or (y) acts as an agent or broker, but does not ultimately become the Beneficial Owner of the Company Stock as a result of such Transfer of shares of Company Stock) in connection with such Transfer, without being subject to any other restrictions on Transfer set forth in this Article IV.

(c)          Prior to the consummation of any Regulatory Hardship Transfer to any Person (other than a Permitted Transferee), SMBC shall (x) identify one or more prospective third-party purchasers willing to consummate such Regulatory Hardship Transfer, (y) notify the Company in writing (the “Offering Notice”) of such proposed Regulatory Hardship Transfer,

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including the number of shares subject to the Regulatory Hardship Transfer, the proposed price (the “Offer Price”) and any other material terms and conditions thereof discussed with such third-party purchasers, and (z) make an offering of such shares of Company Stock to the Company in accordance with this Section 4.3(c) (the “Company ROFR” and such shares, the “Offered Shares”), and the Company shall have (in the first instance) the right (but not the obligation), for a period of five (5) Business Days (the “Company Purchase Period”) following its receipt of such notice (or, if shorter, the period provided by the applicable Government Entity for SMBC to effect the applicable Regulatory Hardship Transfer), to elect to purchase all (but not less than all) of the Offered Shares by delivering written notice to SMBC, not later than the expiration of the Company Purchase Period, of the Company’s election to purchase all (but not less than all) of the Offered Shares (which notice shall specify the election of such right), and any such election shall constitute an irrevocable binding offer by the Company to purchase such Offered Shares proposed to be purchased by the Company on the terms set forth in the Offering Notice.  The closing of the purchase of the Offered Shares by the Company shall take place as promptly as practicable and not be later than the earlier of five (5) Business Days following the Company Purchase Period or the period provided by the applicable Government Entity for SMBC to effect the applicable Regulatory Hardship Transfer. In the event that all of the Offered Shares are not elected to be purchased and Transferred to the Company pursuant to this Section 4.3(c), SMBC shall have the right to Transfer the Offered Shares at a per share price equal to or greater than the Offer Price and upon other terms and conditions not materially more favorable to the third-party purchaser (in the aggregate) than those specified in the Offering Notice.

(d)          Notwithstanding anything herein to the contrary, Section 4.3(c) shall not apply in the event that (i) the Regulatory Hardship or identified Regulatory Hardship Transfer is such that it is not possible to satisfy the Company ROFR (after SMBC acts in good faith and undertakes reasonable best efforts to identify a Regulatory Hardship Transfer that would accommodate the Company ROFR but is unable to do so), (ii) the Company ROFR is in conflict with any Government Entity’s written directive or request or (iii) the Company fails to cooperate in good faith with SMBC or its BHCA Affiliates to facilitate any Regulatory Hardship Transfer upon reasonable request from SMBC or its BHCA Affiliates.

ARTICLE V

REGULATORY MATTERS

Section 5.1          Regulatory Efforts.

(a)          As promptly as reasonably practicable following the date hereof, the Parties shall (and shall cause their respective Affiliates to) (i) use reasonable best efforts to produce and submit to CFIUS a draft of a joint voluntary notice as contemplated by the DPA with respect to the Transactions (the “Joint Notice”) for the purpose of obtaining the CFIUS Approval; and (ii) reasonably cooperate with one another in order to (A) address and resolve any questions and comments received on the draft Joint Notice from CFIUS, (B) submit a formal Joint Notice as contemplated by the DPA and (C) submit to CFIUS any information requested by CFIUS or any other agency or branch of any Government Entity of the United States in connection with the CFIUS review or investigation of the Joint Notice within the timeframes set

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forth in the DPA (including any extensions granted in accordance with the DPA). Notwithstanding anything herein to the contrary, nothing herein shall require any Party hereto or any of their respective Affiliates to (x) agree to any mitigation measures proposed by CFIUS or any other agency or branch of any Government Entity of the United States in connection with seeking or obtaining the CFIUS Approval or (y) litigate in any court to seek to vacate or terminate or avoid the entry of any decree, order or judgment under the DPA. SMBC shall pay (or cause to be paid) the filing fee in respect of the Joint Notice in accordance with 31 C.F.R. Part 800, Subpart K and, subject to Section 5.1(d) below, shall direct and control communications and strategy relating to obtaining the CFIUS Approval.

(b)          The Parties shall cooperate in good faith to determine whether any Foreign Investment Approval, notification under the HSR Act or other regulatory filings, notices, approvals or Consent (the “Regulatory Approvals”) are required, necessary, advisable or proper in connection with the Transactions; provided that this clause (b) shall not apply to the CFIUS Approval, which is addressed in Section 5.1(a).

(c)          In the event the Parties mutually agree that any Regulatory Approval (other than the CFIUS Approval, which is addressed in Section 5.1(a)) is required, necessary, advisable or proper in connection with the Transactions, if requested in writing by any Party, as promptly as practicable following such request, each Party shall (and shall cause its Affiliates to), subject to Law relating to the exchange of information, use reasonable best efforts to (i) take, or cause to be taken, all actions, and do, or cause to be done, and reasonably assist and cooperate with the other Party in doing, all things required, necessary, proper or advisable to seek and obtain the applicable Regulatory Approval, in the most expeditious manner reasonably practicable; (ii) prepare and file (or reasonably assist and cooperate with the other Party so that the other Party can prepare and file) all necessary applications, filings and notifications in respect of such Regulatory Approval; and (iii) prepare and file with the applicable Government Entity all subsequent documentation (including in response to information requests from Government Entities) necessary to be submitted in respect of seeking and obtaining the applicable Regulatory Approval.

(d)          Unless prohibited by Law or any Government Entity and to the extent reasonably practicable, each Party shall (and shall cause its respective Affiliates to): (i) give the other Party prompt notice of the making or commencement of any filing, request or proceeding by or before any Government Entity with respect to any Regulatory Approval (including, for the avoidance of doubt, the CFIUS Approval); (ii) keep the other Party reasonably informed as to the status of any such filing, request or proceeding; (iii) give the other Party prompt notice of any material substantive communication made to any Government Entity in respect of any such filing, request or proceeding; (iv) as promptly as possible notify the other Party of any substantive communication from any Government Entity in respect of any such filing, request or proceeding; (v) give the other Party the right to review in advance any filing made with, or substantive written materials submitted to, any Government Entity in respect of any such filing, request or proceeding; and (vi) give the other Party an opportunity to attend each meeting, conference, videoconference or telephone call with (other than purely scheduling and administrative videoconferences or calls) any Government Entity in respect of any such filing, request or proceeding. In exercising the foregoing rights, each Party shall (and shall cause its Affiliates to) act reasonably and as promptly as practicable. Notwithstanding the foregoing, each

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Party (and their respective Affiliates) may, as each reasonably deems advisable and necessary, (A) designate any competitively sensitive material provided to the other under this Section 5.1 as “outside counsel only” and such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient, unless express written consent is obtained in advance from the source of the materials, (B) withhold documents and information from the other Party (and its Affiliates and its and their respective Representatives) (x) as necessary to comply with contractual obligations, (y) as necessary to avoid adversely impacting or jeopardizing any legal privilege or work product doctrine or (z) that would result in disclosure in respect of any assets, businesses, operations or financial records of SMBC or its Affiliates (other than their interest in the Company) and (C) exclude the other Party and its Affiliates (and their Representatives) from any meeting, conference, videoconference or telephone call (or portion thereof) with any Government Entity to the extent it addresses any matters related to any information of the nature contemplated by the foregoing clauses (A) and (B).

(e)          In the event (i) that the Company becomes aware that any action contemplated by the Company or its Affiliates would, or would reasonably be expected to, require any Party (or their respective Affiliates) to have obtained any Regulatory Approval (including any Regulatory Approval of which SMBC shall have informed the Company that SMBC reasonably believes would, or would reasonably be expected to, be required in connection with an increase in SMBC’s Economic Ownership Percentage, taken together with SMBC’s other rights hereunder and relationships with the Company and its Subsidiaries) and (ii) such Regulatory Approval shall not have been obtained (and in full force and effect), then the Parties shall cooperate in good faith and use reasonable best efforts to obtain such Regulatory Approval or otherwise resolve any concerns of either Party with respect thereto.

Section 5.2          Mandatory Exchange. Notwithstanding anything herein to the contrary, for so long as SMBC or any of its BHCA Affiliates own any Company Stock, if, at any time, SMBC or the Company becomes aware that Company Stock Held by SMBC and its BHCA Affiliates, in the aggregate, would exceed the Voting Percentage Limit solely as the result of share buybacks, repurchases, redemptions, retirements or other actions by or on behalf of the Company, then SMBC and/or its BHCA Affiliates and the Company shall effect an exchange of Common Stock Held by SMBC (and/or its BHCA Affiliates) for shares of Non-Voting Preferred Stock (based on the Exchange Rate) or, if available, Non-Voting Common Stock (on a one-to-one basis) (any such exchange, a “Mandatory Exchange”), in an amount such that the Voting Percentage of SMBC and its BHCA Affiliates, in the aggregate would equal to the Voting Percentage Limit. Any Mandatory Exchange shall be subject to satisfaction of all requirements under Laws, and SMBC and/or its BHCA Affiliates and the Company shall use their respective reasonable best efforts to promptly satisfy all such requirements. In connection with a Mandatory Exchange, SMBC and/or its BHCA Affiliates shall have the sole right to determine which shares of Held Common Stock shall be so exchanged.

Section 5.3          Cooperation.  At any time when the Economic Ownership Percentage of SMBC and its BHCA Affiliates is greater than one percent (1.0%), the Company and SMBC shall (and shall cause their respective Affiliates to) cooperate in good faith to address any bank regulatory issues or concerns that might arise from SMBC’s (or its BHCA Affiliates’) ownership of securities of the Company.

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ARTICLE VI

ADDITIONAL COVENANTS

Section 6.1          Information Rights.

(a)          To the extent permitted by Law, during the SMBC Rights Period, solely for purposes of SMBC and its Affiliates (x) monitoring its or their investment in the Company or (y) complying with Law, requests or requirements of any Government Entity or the rules, regulations or requirements of any national securities exchange or inter-dealer quotation system by which SMBC’s or its Affiliates’ securities may be listed or quoted, at SMBC’s expense (solely for the Company’s reasonable and documented out-of-pocket costs and expenses incurred providing such access), the Company shall (i) afford to SMBC and its Representatives reasonable access upon reasonable prior written notice and during normal business hours to the (A) officers, employees, properties, offices and other facilities of the Company and its Subsidiaries, and (B) contracts, licenses, books and records and other documents relating to the business of the Company and its Subsidiaries, in each case, that SMBC, directly or through its Representatives, may from time to time reasonably request, (ii) furnish to SMBC and its Representatives all relevant financial, operating and other data and information relating to the Company or its Subsidiaries in the Company’s or its Subsidiaries’ possession or control that SMBC, directly or through its Representatives, may from time to time reasonably request, and (iii) cause members of its senior management to meet with members of the senior management of SMBC (in person or via remote access, including telephonically, as agreed by the Parties) to provide SMBC with a presentation regarding developments relating to the business and operations of the Company and its Subsidiaries and to respond to questions from SMBC; provided that the Company shall not be required to provide senior management presentations pursuant to this clause (iii) more than once during any fiscal year of the Company.

(b)          Notwithstanding the foregoing, the Company shall not be obligated to provide such access, materials or information to the extent the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) violate or prejudice the rights of its clients or customers, (ii) result in the disclosure of trade secrets or competitively sensitive information to third parties, (iii) violate Law or an agreement or obligation of confidentiality owing to a third party, (iv) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege, (v) be adverse to the interests of the Company or any of its Subsidiaries in any pending or threatened Action to which SMBC is a party, (vi) expose the Company to risk of liability for disclosure of personal information in violation of Law or an agreement or obligation of confidentiality owing to a third party or (vii) result in the disclosure of any information or material that relate to, contain or reflect any analyses, studies, notes, memoranda and other information prepared in connection with any Transaction Document or the Transactions or any matters relating thereto or any transactions with or matters relating to SMBC or any of its Affiliates; provided, however, that the Company shall use reasonable best efforts to make other arrangements (including redacting information or making substitute disclosure arrangements) that would enable disclosure to SMBC (or its representatives) to occur without, in the case of the (A) foregoing clause (i), violating or prejudicing such right; (B) foregoing clause (ii), disclosing such trade secrets or competitively sensitive information; (C) foregoing clause (iii), violating such Law or agreement or obligation;

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(D) foregoing clause (iv), jeopardizing such privilege; (E) foregoing clause (v), such adverse consequences; (F) foregoing clause (vi), disclosing personal information in violation of Law or agreement or obligation; and (G) foregoing clause (vii), disclosing such information or materials.

Section 6.2          Confidentiality.

(a)          The provisions of this Section 6.2 will supersede any conflicting provision in that certain Confidentiality and Non-Disclosure Agreement, dated as of January 10, 2023, between the Company and SMBC (but non-conflicting provisions, including provisions governing information, documents and data furnished or otherwise made available to SMBC or its Affiliates or the Company or its Affiliates, as applicable, prior to the date hereof, will otherwise continue in full force and effect in accordance with their terms).

(b)          Until two (2) years following the first (1st) Business Day following the date on which the Economic Ownership Percentage of SMBC and its Affiliates (in the aggregate) is less than one percent (1.0%), SMBC shall (and shall cause its controlled Affiliates to) keep confidential all information, documents and data furnished or otherwise made available on or after the date of this Agreement to it (or its controlled Affiliates) by or on behalf of the Company hereunder, including pursuant to Section 6.1(a) (collectively, “Confidential Information”); provided, however, that the foregoing shall not prohibit or limit any disclosure of Confidential Information (i) to SMBC’s Affiliates and Representatives who need to know such information for the purpose of assisting such Party in connection with the Transactions or its investment in the Company; (ii) if required by Law or the rules, regulations or requirements of any national securities exchange or inter-dealer quotation system by which SMBC’s or its Affiliates’ securities may be listed or quoted; or (iii) if requested or required by any Government Entity. Notwithstanding the foregoing or anything to the contrary in this Agreement, the term “Confidential Information” will not include information that is or becomes (A) available to SMBC on a non-confidential basis from a source other than the Company or its Affiliates or Representatives, if such other source lawfully obtained possession of such information and is not bound by a confidentiality obligation covering the relevant information or otherwise prohibited from disclosing the relevant information to SMBC or (B) generally available to the public (other than as a result of a breach by SMBC or its Affiliates or Representatives of this Section 6.2(b) or any other duty of confidentiality owed by such Persons).

Section 6.3          Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the shares of Company Stock to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)          make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”) (or any similar provision then in effect), at all times;

(b)          furnish (i) if accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 (or any similar provision then in effect) and, if not accurate, a detailed written statement regarding the Company’s non-compliance with the reporting requirements of Rule 144 (or any similar provision then in effect) and (ii) unless otherwise available via the SEC’s EDGAR filing system,

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to SMBC (upon request) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as SMBC may reasonably request in availing themselves of any rule or regulation of the SEC allowing SMBC to sell any such securities without registration; and

(c)          if the shares of Company Stock may be sold pursuant to Rule 144 without regards to the volume or public information requirements such that a restrictive legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC), then the Company agrees that at such time it will, upon the request of SMBC, promptly (and the Company shall use its reasonable best efforts to) remove such legends from the shares of Company Stock such that any sale of shares of Company Stock may settle in T+2, subject to the receipt of representation letters and other information as may be reasonably requested by the Company, provide its transfer agent with a legal opinion issued by the Company’s legal counsel (at the Company’s sole cost and expense) in form and substance that is acceptable to the transfer agent that the shares of Company Stock are not required to bear a restrictive legend and instruct the transfer agent to promptly remove any such legends from the shares of Company Stock. The Company will also take such further efforts to remove any restrictive legend to effect a sale, transfer or disposal of all or a portion of the shares of Company Stock so that such sale, transfer or disposal may settle in T+2, subject to the receipt of representation letters and other information from SMBC as may be reasonably requested by the Company.

Section 6.4          Share Repurchases.  From the date hereof until the earliest to occur of (a) the one (1) year anniversary of the date of the first Exchange hereunder, (b) the date on which SMBC notifies the Company that SMBC does not intend to acquire (in the six (6) month period following such notice), directly or indirectly, any additional shares of Common Stock via the public markets including the NYSE, or (c) the date on which the Economic Ownership Percentage is greater than or equal to fifteen percent (15%), the Company agrees that the Company shall only conduct share repurchases of Common Stock that comply with the conditions contained in subparagraphs (1) - (4) of paragraph (b) of Rule 10b-18 promulgated by the SEC under the Exchange Act (“Rule 10b-18”) (other than any transaction with SMBC or its Affiliates). For the avoidance of doubt, the Parties agree that SMBC is not an “affiliated purchaser” of the Issuer, as such term is defined in Rule 10b-18.

Section 6.5          Standstill Restrictions.

(a)          During the Standstill Period, SMBC shall not, and shall not permit any of its Affiliates to, without the prior written consent of the Company:

(i)          acquire, offer to acquire, agree to acquire or make a proposal to acquire, by purchase or otherwise, (A) any Company Stock or direct or indirect rights to acquire any Company Stock, any securities convertible into or exchangeable for any Company Stock or any options or other derivative securities or contracts or instruments in any way related to the price of shares of Common Stock; or (B) five percent (5%) or greater of the consolidated assets or property of the Company and its Subsidiaries, taken as a whole; provided that the foregoing restrictions shall not apply to any (1) acquisition of Company Stock by SMBC and its Affiliates so long as immediately following such

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acquisition, SMBC’s and its Affiliates’ aggregate Economic Ownership Percentage would not exceed fifteen percent (15.0%), (2) Exchange or any conversion of shares of Non-Voting Preferred Stock or Non-Voting Common Stock into shares of Common Stock or Non-Voting Common Stock, as applicable, in accordance with the Company Charter, (3) dividend or distribution by the Company or (4) payment by the Company of any liquidation preference on any shares of Non-Voting Preferred Stock;

(ii)          deposit any shares of Common Stock in a voting trust or similar arrangement or subject any shares of Common Stock to any voting agreement or similar arrangement, or grant any proxy with respect to any shares of Common Stock (in each case, other than (x) as required by Law or requested or required by any Government Entity or (y) in accordance with Section 6.6);

(iii)          offer or propose, or make any public announcement with respect to offering or proposing (in each case with or without conditions), any merger, consolidation, business combination, tender or exchange offer, recapitalization, reorganization or purchase of a material portion of the assets, properties or securities of the Company or any Subsidiary of the Company, or any other extraordinary transaction involving the Company or any Subsidiary of the Company or any of their respective securities, or enter into any discussions, negotiations, arrangements, understandings or agreements (whether written or oral) with any other Person regarding any of the foregoing;

(iv)          make, or in any way participate in or knowingly encourage, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) to vote, or knowingly advise or influence any Person with respect to voting of, any securities of the Company or its Subsidiaries;

(v)          call, or propose to call, a meeting of the shareholders of the Company or initiate any shareholder proposal for action by shareholders of the Company, or propose the removal of any director from the Board or, except as permitted by and in accordance with Section 3.1, propose or nominate any individual to serve as a director on the Board;

(vi)          otherwise act, alone or in concert with others, to propose to control or knowingly influence, in any manner, the management or the Board or the policies of the Company;

(vii)          except as permitted by Section 6.1, demand a copy of the stock ledger list of shareholders or any other books and records of the Company;

(viii)          publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing;

(ix)          knowingly advise, knowingly assist, knowingly encourage or knowingly direct any Person to do any of the foregoing;

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(x)          take any action that would require the Company under Law or the rules of the NYSE to make a public announcement regarding the reasonable possibility of any of the events described in this Section 6.5(a);

(xi)          form, join or in any way participate in a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) with any third party with respect to any Company Stock; or

(xii)          contest the validity of this Section 6.5(a).

(b)          Notwithstanding anything to the contrary herein, the restrictions imposed in Section 6.5(a) and 6.6(a) shall immediately terminate and be of no further effect, and, thereafter, nothing contained herein shall prohibit any of the actions specified in Section 6.5(a) and 6.6(a), if:

(i)          the Company or any of its Affiliates enters into a definitive agreement to effect a Change of Control of the Company; or

(ii)          any other person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (A) acquires control of at least a majority of the total outstanding equity or voting power of the Company or (B) commences a tender offer or exchange offer to acquire control of at least a majority of the total equity or voting power of the Company where the Board (or a committee thereof) either (A) accepts such offer or (B) fails to recommend that the Company’s shareholders reject such offer within ten (10) Business Days of the public announcement of such offer (any of the foregoing, a “Standstill Fallaway Event”).

(c)          Notwithstanding anything to the contrary herein, the restrictions set forth in Section 6.5(a) will not prohibit SMBC, its Affiliates or its or their respective Representatives from:

(i)          confidentially communicating to the Chief Executive Officer or President of the Company or chairman of the Board (or the chairman of any special or transaction committee of the Board) with respect to non-public discussions, proposals, offers, intentions or other actions;

(ii)          taking any action expressly required or otherwise contemplated to be taken by SMBC, its Affiliates or its or their respective Representatives pursuant to the terms of this Agreement (including Section 6.7) or the MOU;

(iii)          discussing, negotiating, effecting, terminating or proposing modifications or amendments to the MOU (or any collaboration by the MOU parties); or

(iv)          announcing, effecting or proposing to make any acquisition of (whether by merger, consolidation, amalgamation, plan of arrangement or otherwise) or investment in any (A) Person that Beneficially Owns any Company Stock; provided that the primary purpose of any such acquisition or investment is not to avoid the provisions of Section 6.5(a); or (B) Ordinary Course Securities.

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Section 6.6          Agreement to Vote.

(a)          Subject to Law, in any vote of the shareholders of the Company on any matter presented to the shareholders of the Company for their authorization, adoption or approval (including with respect to the election of Directors), SMBC shall (and shall cause its Affiliates, as applicable, to) (i) be present, in person or by proxy, at all duly convened meetings of the shareholders of the Company in respect thereof so that (x) all shares of Common Stock or other voting securities of the Company that SMBC (and its Affiliates) Beneficially Own shall be counted for the purposes of determining the presence of a quorum and (y) all shares of Common Stock that SMBC (and its Affiliates) Beneficially Own shall be voted in accordance with the immediately following clause (ii) at such meetings (including at any adjournments or postponements thereof) and (ii) vote all shares of Common Stock entitled to vote on such matter that SMBC (and its Affiliates) Beneficially Own in accordance with the written recommendation of the Board (or any special committee thereof), if any, contained in any proxy statement filed with the SEC by the Company for purposes of soliciting proxies of the shareholders of the Company in respect of such vote or matter (the “Board Recommendation”); provided, however, that neither SMBC nor its Affiliates shall be obligated to vote any shares of Common Stock or other voting securities of the Company that SMBC (or its Affiliates) Beneficially Own in accordance with the Board Recommendation if (A) the vote or matter subject to the Board Recommendation relates to any (1) Change of Control, (2) action or transaction (or series of related actions or transactions) that would, or would reasonably be expected to, dilute or decrease SMBC and its Affiliates’ aggregate Economic Ownership Percentage by twenty-five percent (25.0%) or greater, (3) matter (other than the election, removal or replacement of Directors) in respect of which a majority of the directors of the Board (or special committee thereof) have a conflict of interest, (4) action or transaction (or series of related actions or transactions) (other than the election, removal or replacement of Directors) that would, or would reasonably be expected to, disproportionately affect SMBC (or its Affiliates) relative to other shareholders of the Company in any adverse manner or (5) Bankruptcy Action or (B) the Board Recommendation is adverse to or against the election of an SMBC Designee nominated by SMBC or its Affiliates in accordance with Section 3.1; provided, further, that in the event that (x) any proposal submitted by a shareholder of the Company is subject to a vote of the Company’s shareholders and (y) SMBC or its Affiliates intends to cause any Common Stock to be voted in a manner that is not in accordance with the Board Recommendation with respect to such shareholder proposal, SMBC shall not permit any such Common Stock to be voted until the time of the relevant meeting of the Company’s shareholders.

(b)          Each of SMBC and the Company agrees (on behalf of itself and its respective Affiliates) that this Section 6.6 shall amend, restate and supersede any prior agreement, arrangement or understanding among SMBC, the Company and/or their respective Affiliates in respect of SMBC’s (and/or its Affiliates’) agreement or obligation to vote securities of the Company in any manner.

Section 6.7          Preemptive Rights.

(a)          During the Standstill Period, if the Company proposes to issue a number of shares of Common Stock or Non-Voting Common Stock (other than an Excluded Issuance)

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constituting more than three percent (3%) of the shares of Common Stock then outstanding (on a fully diluted basis), then the Company shall:

(i)          give written notice to SMBC (no less than five (5) Business Days prior to the closing of such issuance or, if the Company reasonably expects such issuance to be completed in less than five (5) Business Days, such shorter period (which shall not be less than three (3) Business Days)), setting forth in reasonable detail (A) the expected price (which may be a formula or unspecified future closing price) and other terms of the proposed sale of such Common Stock or Non-Voting Common Stock, as applicable, and (B) the amount of such Common Stock or Non-Voting Common Stock, as applicable, proposed to be issued (the “Proposed Securities”); provided that following the delivery of such notice, the Company shall deliver to SMBC any such information SMBC may reasonably request in order to evaluate the proposed issuance, except that the Company shall not be required to deliver any information that has not been or will not be provided or otherwise made available to the other proposed purchasers of the Proposed Securities; and

(ii)          offer to issue, convey and sell to SMBC (or its Permitted Transferee designee), on such terms as the Proposed Securities are issued and upon full payment by SMBC, a portion of the Proposed Securities equal to the Economic Ownership Percentage of SMBC and its Affiliates (in the aggregate) (calculated as of immediately prior to the issuance of the Proposed Securities) (such percentage, the “Participation Portion”); provided, however, that, subject to compliance with the terms and conditions set forth in Section 6.6(e), the Company shall not be required to offer to issue or sell to SMBC (or its Permitted Transferee designee) the portion of the Proposed Securities that would require the Company to obtain shareholder approval in respect of the issuance of any Proposed Securities under the listing rules of the NYSE or any other securities exchange or any other applicable Law.

(b)          SMBC will have the right (but not the obligation), exercisable by irrevocable written notice to the Company, to accept the Company’s offer and irrevocably commit SMBC (or its Permitted Transferee designee) to purchase any or all of the Participation Portion of the Proposed Securities on the terms specified in such notice from the Company (the “Preemptive Right”), which notice must be given within three (3) Business Days (or such shorter period if the notice by the Company was sent in accordance with the preceding paragraph less than three (3) Business Days prior to the proposed issuance date, and in no event less than two (2) Business Days) after receipt of such notice from the Company (the failure of SMBC to respond within such time period shall be deemed a waiver of SMBC’s Preemptive Rights with respect to such issuance of Proposed Securities).  The closing of the exercise of such Preemptive Right shall take place simultaneously with the closing of the sale of the Proposed Securities giving rise to such Preemptive Right; provided, however, that the closing of any purchase by SMBC may be extended beyond the closing of the sale of the Proposed Securities giving rise to such Preemptive Right to the extent necessary to obtain required approvals from any Government Entity to consummate the issuance and purchase of Proposed Securities to SMBC (or its Permitted Transferee designee) pursuant to such Preemptive Right.  Upon the expiration of the offering period described above, the Company will be free to sell such Proposed Securities that SMBC has not elected to purchase during the ninety (90) days following such expiration on

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terms and conditions not materially more favorable to the purchasers thereof than those offered to SMBC in the notice delivered in accordance with Section 6.7(a).  Any Proposed Securities offered, issued, conveyed or sold by the Company after such ninety (90)-day period must be reoffered to issue, convey or sell to SMBC pursuant to and subject to the terms of this Section 6.7.  Notwithstanding anything in this Section 6.7 to the contrary, the Company shall not be under any obligation to consummate any proposed issuance of Proposed Securities giving rise to any Preemptive Right, and there shall be no liability under this Section 6.7 on the part of the Company or any other person to SMBC, its Affiliates or any other person, if the Company does not consummate a previously proposed issuance of Proposed Securities, regardless of whether SMBC has delivered an irrevocable notice pursuant to this Section 6.7(b).

(c)          The election by SMBC not to exercise its Preemptive Right in any one instance shall not affect SMBC’s Preemptive Right as to any subsequent proposed issuance.

(d)          In the case of an issuance subject to this Section 6.7 for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board.

(e)          In the event that the Company is not required to offer or reoffer to SMBC (or its Permitted Transferee designee) any Proposed Securities because such issuance would require the Company to obtain shareholder approval in respect of the issuance of any Proposed Securities under the listing rules of the NYSE or any other securities exchange or any other applicable Law, the Company shall, upon SMBC’s reasonable request delivered to the Company in writing within no later than five (5) Business Days following its receipt of the written notice of such issuance to SMBC pursuant to Section 6.7(a)(i), consider and discuss in good faith modifications proposed by SMBC to the terms and conditions of such portion of the Proposed Securities that would otherwise be issued to SMBC (or its Permitted Transferee designee) such that the Company would not be required to obtain shareholder approval in respect of the issuance of such Proposed Securities as so modified.

(f)          The Company shall have no obligations pursuant to this Section 6.6 (including any obligation to offer to issue and sell to SMBC any Proposed Securities) if the Board determines in good faith and based on the reasonable advice of external counsel (such counsel to be a law firm possessing recognized expertise with respect to Laws in the applicable jurisdiction(s) at issue), after consultation with SMBC, that the exercise of SMBC’s Preemptive Right would reasonably be expected to result in a materially adverse tax, accounting, legal or regulatory consequence to the Company.

(g)          Notwithstanding anything herein to the contrary, if, in connection with exercising its Preemptive Right, SMBC requests that SMBC be issued, in whole or in part, Non-Voting Common Stock or, if Non-Voting Common Stock are not available, Non-Voting Preferred Stock in lieu of the Proposed Securities that are Common Stock, then the Company shall reasonably cooperate with SMBC to modify the proposed issuance of Proposed Securities to SMBC (or its Permitted Transferee designee) to the extent permitted by Law; provided that if, following such reasonable cooperation, it is not permitted by Law for the issuance of Proposed Securities that are Common Stock to be modified to accommodate such request, the Company

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shall only be obligated to issue and sell to SMBC such number of Common Stock that SMBC has indicated it is willing to purchase (and subject to the limitations contained in this Section 6.6).

Section 6.8          Shareholder Authorization.  The Company shall (a) take (or cause to be taken) any and all actions required, necessary or advisable under Law, the Company Organizational Documents and the applicable rules and requirements of the NYSE to, as promptly as practicable following the date hereof, duly and validly set the record date for, give notice of, call, convene and hold a meeting of the Company’s shareholders for the purpose of obtaining the authorization of the Amended and Restated Charter by the Company’s shareholders; and (b) use reasonable best efforts to obtain such required authorization (the “Requisite Shareholder Approval”) by the Company’s shareholders, including engaging at an appropriate time a proxy solicitor to assist in the solicitation of proxies from the Company’s shareholders.  To the extent permitted by Law, the Company shall keep SMBC reasonably apprised of material developments with respect to the foregoing, including developments as to the aggregate tally of proxies received by the Company with respect to such required approval and whether such proxies have been voted affirmatively or negatively. Promptly (and in any event no later than the second (2nd) Business Day) following the receipt of the Requisite Shareholder Approval, the Company shall file the Amended and Restated Charter with the New York Department of State.

Section 6.9          Filing of Certificate of Amendment.  As promptly as practicable following the execution of this Agreement, the Company shall deliver for filing to the New York Department of State the Certificate of Amendment to create and authorize the class of, and establish the powers, rights and privileges of, the Non-Voting Preferred Stock.

ARTICLE VII

REGISTRATION RIGHTS

Section 7.1          Shelf Registration.

(a)          Subject to Section 7.1(c), SMBC or any of its Permitted Transferees may by written notice delivered (which notice can be delivered at any time after the date hereof) to the Company (the “Shelf Notice”) require the Company to, with respect to all or, if the amount to be registered is equal to or greater than the Registrable Amount, any portion of the Registrable Securities, (i) as promptly as practicable (but no later than forty-five (45) days after the date the Shelf Notice is delivered) prepare and file a registration statement on Form S-3 (or a supplement to an existing effective registration statement to the extent the Company is legally able to do so) or a successor form or if no such form is available, any other available form as permitted by Rule 415 of the Securities Act (or such other similar rule as is then applicable) (the “Shelf Registration Statement”) for the public resale of such Registrable Securities then outstanding on a delayed or continuous basis (the “Shelf Registration”) and (ii) if such Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, use reasonable best efforts to cause such Shelf Registration Statement to become and be declared effective by the SEC no later than sixty (60) days after such filing date and in any event as soon as practicable after such filing. Such Shelf Registration Statement shall provide for the

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resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Authorized Shareholder named therein. Subject to Section 7.1(d), the Company shall use reasonable best efforts to cause each Shelf Registration Statement filed pursuant to this Section 7.1(a) to be continuously effective, supplemented, amended or replaced to the extent necessary to ensure that it is available for the resale of all Registrable Securities Beneficially Owned by SMBC (or its Permitted Transferees) who elect to participate therein until the earlier of such time as (x) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement and (y) SMBC or (its Permitted Transferee) no longer hold any Registrable Securities (the “Shelf Registration Effectiveness Period”). So long as the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing or updating of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement. Subject to Section 7.1(d), in the event that SMBC or any of its Permitted Transferees holds Registrable Securities that are not registered for resale on the Shelf Registration Statement, whether because such Registrable Securities were acquired after the filing of such Shelf Registration Statement or otherwise, the Company, upon written request of such Authorized Shareholder, shall promptly use its reasonable best efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf Registration Statement (including by means of a prospectus supplement), provided that SMBC shall provide updated information to the Company in order to correct any information relating to SMBC included in such then-available Shelf Registration Statement that is outdated or incorrect, or by filing a new Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf Registration Statement shall be subject to the terms hereof.

(b)          If, at any time, a Shelf Registration ceases to be effective, the Company shall use its reasonable best efforts to file, and use its reasonable best efforts to cause to become effective, a new Shelf Registration Statement providing for an offering to be made on a continuous basis of all of the Registrable Securities of the holders. Such Shelf Registration Statement shall be filed on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S‑1.

(c)          Notwithstanding anything herein to the contrary, the Company shall be entitled, from time to time, by providing notice to the Authorized Shareholders who elected to participate in the Shelf Registration Statement (the “Demanding Holders”), as applicable, to (i) delay the filing or effectiveness of any registration statement or prospectus or (ii) require such Authorized Shareholders or Demanding Holders, as applicable, to suspend the use of the prospectus for sales of Registrable Securities under any registration statement for a reasonable period of time not to exceed sixty (60) days in succession or ninety (90) days in the aggregate in any 12-month period and not more than twice in such 12-month period (a “Discretionary Suspension Period”) if (I) the Company determines in good faith and in its reasonable judgment that (x) it is required to disclose material, non-public information in such registration statement or prospectus in order for the applicable registration statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, such disclosure

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would not be required to be made at such time if the registration statement were not being filed, declared effective or used, as the case may be, and the Company has a bona fide business purpose for preserving such information as confidential or (y) such use would impede, delay or interfere with any financing, acquisition or other significant transaction then pending or proposed to be taken by the Company or any of its subsidiaries (or any negotiations, discussions or pending proposals with respect thereto) or (II) prior to receiving the applicable Shelf Notice or Shelf Takedown Notice, the Company had determined to effect an underwritten offering of Common Stock or Company securities convertible into or exchangeable for Common Stock for the Company’s account and the Company had taken substantial steps (such as engaging a lead or managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. Immediately upon receipt of such notice, the Authorized Shareholders or Demanding Holders, as applicable, covered by such registration statement shall suspend the use of the prospectus until the requisite changes to the prospectus have been made as required below.  In addition, for so long as the SMBC Director remains on the Board, the use of the prospectus for sales of Registrable Securities under any registration statement contemplated by this Article VII shall be automatically suspended without any further action by the Company during each of the Company’s regular quarterly blackout periods applicable to directors and senior officers of the Company under the Company’s policies in existence from time to time (such period, together with any Discretionary Suspension Period, a “Suspension Period”).  Any Suspension Period shall terminate at such time as (i) in the case of clause (I)(x) above, the public disclosure of such information is made or (ii) in the case of clause (I)(y) or (II) above, until such holder receives written notice from the Company that the use of the prospectus may be resumed and the parties agree that such Suspension Period shall be for the shortest period of time determined in good faith by the Company to be necessary for such purpose.  The Company shall not allow the use of any other registration statement or file any new registration statement during any Suspension Period other than for an underwritten offering of Common Stock or Company securities convertible into or exchangeable for Common Stock for the Company’s account pursuant to clause (y)(II) above and for which the Company provides Piggyback Registration rights if required by Section 7.2(a) below.

(d)          At any time, and from time to time, during the Shelf Registration Effectiveness Period (except during a Suspension Period), each of SMBC or any of its Permitted Transferees may deliver a notice (a “Shelf Takedown Notice”) to notify the Company of their intent to sell Registrable Securities covered by the Shelf Registration Statement (in whole or in part) in an Underwritten Offering (a “Shelf Underwritten Offering”). Notwithstanding the foregoing, the Company shall not be obligated to participate in more than two (2) marketed Shelf Underwritten Offerings during any 12-month period, and not more than one (1) marketed Shelf Underwritten Offering during any 3-month period. Such Shelf Takedown Notice shall specify (x) the aggregate number of Registrable Securities requested to be registered in such Shelf Underwritten Offering and (y) the identity of the Authorized Shareholder(s) requesting such Shelf Underwritten Offering. Upon receipt by the Company of such notice, the Company shall promptly comply with the applicable provisions hereof, including those provisions of Section 7.4. Each Shelf Underwritten Offering shall be for the sale of a number of Registrable Securities equal to or greater than the Registrable Amount. In any Shelf Underwritten Offering, the Authorized Shareholders participating in such Shelf Underwritten Offering that hold a majority of the Registrable Securities included in such Shelf Underwritten Offering shall (i) use its best efforts to select the Company or its Affiliate to serve as lead underwriter and (ii) if

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applicable, select the investment bank(s) and managers to serve as the remaining lead or co-managing underwriters with respect to the offering of such Registrable Securities, which shall be reasonably acceptable to the Company (it being agreed that an Affiliate of SMBC is acceptable for such purpose); provided that, for the purposes of clause (i) above, if the Authorized Shareholders participating in such Shelf Underwritten Offering that hold a majority of the Registrable Securities included in such Shelf Underwritten Offering (x) are unable to engage the Company or its Affiliate as lead underwriter pursuant to any applicable Law or (y) have reasonably concluded that the use of the Company or its Affiliate as lead underwriter would be inappropriate as a result of an actual or potential conflict of interest, any disagreement between such Authorized Shareholders and the Company or its Affiliates over the manner and scope of such Shelf Underwritten Offering or any other reason determined by such Authorized Shareholders in good faith that would jeopardize the potential Shelf Underwritten Offering or harm the Authorized Shareholders, in which case the Authorized Shareholders shall have promptly communicated such conclusion to the Company and shall have provided the Company with a reasonable opportunity to cure the problem in light of the proposed timing of the Shelf Underwritten Offering, such Authorized Shareholders may select an alternative investment bank to serve as lead underwriter, which shall be reasonably acceptable to the Company.

Section 7.2          Piggyback Registration.

(a)          If the Company at any time proposes to sell in an Underwritten Offering (including a “take-down” pursuant to a prospectus supplement to an effective shelf registration statement for the Company’s own account or for the account of any other Persons) or file a registration statement with respect to any offering of its securities for its own account or for the account of any other Persons (other than a (i) Shelf Registration Statement under Section 7.1, (ii) registration statement on Form S-4 or Form S‑8 or any successor form to such forms, (iii) registration of Common Stock solely relating to an offering and sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit plan arrangement or (iv) registration in connection with a direct or indirect acquisition by the Company or one (1) of its Subsidiaries of another Person or a similar business combination transaction, however structured) then, as soon as practicable (but in no event less than ten (10) days prior to the proposed date of the launch of the Underwritten Offering or the filing of such registration statement, as applicable) (the “Piggyback Notice Period”), the Company shall give written notice of such proposed offering or filing to the Authorized Shareholders, and such notice shall offer the Authorized Shareholders the opportunity to register under such registration statement or include in such Underwritten Offering such number of Registrable Securities as each such Authorized Shareholder may request in writing (a “Piggyback Registration”); provided that if the Company is unable to meet the aforementioned ten (10) day Piggyback Notice Period, the Piggyback Notice Period shall be a period of time that is reasonable under the circumstances of such proposed offering or filing. Notwithstanding the foregoing, the Company may at any time withdraw, abandon or cease proceeding with any such offering for any reason at any time.

(b)          Subject to Section 7.4(f), following receipt of a Piggyback Registration, the Company shall include in such Registration Statement or Underwritten Offering all such Registrable Securities that are requested to be included therein within five (5) days after the receipt by such Authorized Shareholders of any such notice; provided that if at any time after giving written notice of its intention to sell any Common Stock in an Underwritten Offering and

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prior to the launch date, or to register any Common Stock and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to sell or register or to delay such sale or registration, the Company shall give written notice of such determination to each Authorized Shareholder and, thereupon, (i) in the case of a determination not to sell or register, shall be relieved of its obligation to register any Registrable Securities in connection with such sale or registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Authorized Shareholders to request that such registration be effected as a Shelf Registration Statement and any Shelf Underwritten Offering related thereto (subject to the provisions governing withdrawal set forth in Section 7.3) and (ii) in the case of a determination to delay selling or registering, in the absence of a request for a Shelf Registration Statement or Shelf Underwritten Offering, shall be permitted to delay selling or registering any Registrable Securities, for the same period as the delay in registering such other securities; provided further, that if such registration or sale involves an Underwritten Offering, all such holders requesting to be included in the Company’s registration or sale must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company or the other Person requesting such registration or sale, as applicable, with, in the case of a combined primary and secondary offering, such differences, including any with respect to representations and warranties and indemnification, as may be customary or appropriate in combined primary and secondary offerings, and the Company shall make arrangements with the managing underwriter(s) so that each such Authorized Shareholder may participate in such Underwritten Offering.

(c)          For purposes of clarity, any Piggyback Registration effected pursuant to Section 7.2 shall not be counted as a demand for a Shelf Underwritten Offering under Section 7.1.

Section 7.3          Withdrawal Rights.  Any Authorized Shareholder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act (including pursuant to Section 7.2) shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes hereof. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn.

Section 7.4          Registration Procedures.

(a)          If and whenever the Company is required to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 7.1 or Section 7.2, the Company shall use reasonable best efforts to (in each case, to the extent applicable):

(i)          in accordance with Section 7.1(a), prepare and file with the SEC a registration statement to effect such registration, use reasonable best efforts to cause such

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registration statement to become effective as promptly as practicable, and thereafter use reasonable best efforts to cause such registration statement to remain effective pursuant to the terms of this Agreement; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided further, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities that are to be included in such registration (“Selling Holders”) copies of all such documents proposed to be filed and consider in good faith the comments of such counsel (it being understood that counsel to the Selling Holders will conduct its review and provide any comments promptly);

(ii)          prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith and any Exchange Act reports incorporated by reference therein as may be necessary or advisable to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of or the end of the Shelf Registration Effectiveness Period;

(iii)          furnish to each Selling Holder and each underwriter, if any, of the securities being sold by such Selling Holder such number of electronic copies of such registration statement and of each amendment and supplement thereto (but excluding all schedules, all exhibits and all materials incorporated or deemed incorporated therein by reference), such number of electronic copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and any Issuer Free Writing Prospectus and such other documents as such Selling Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Holder;

(iv)          use reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities Laws or “blue sky” Laws of such jurisdictions as any Selling Holder and any underwriter of the securities being sold by such Selling Holder shall reasonably request in writing, except that the Company shall not be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 7.4(a)(iv) be obligated to be so qualified, (B) take any action that would subject itself to taxation in any such jurisdiction, (C) consent to service of process in any such jurisdiction or (D) prepare or file any prospectus, prospectus supplement or post-effective amendment for purposes of effecting a non-underwritten sale or transfer of Registrable Securities;

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(v)          use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(vi)          in connection with an Underwritten Offering, obtain for each underwriter:

(A)          an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings (including customary negative assurances) and such other matters as may be reasonably requested by such underwriters; and

(B)          a “comfort” letter (or, in the case of any such Person that does not satisfy the conditions for receipt of a “comfort” letter specified in AU Section 634 of the AICPA Professional Standards, an “agreed upon procedures” letter) signed by the independent registered public accountants who have certified the Company’s financial statements included in such registration statement (and, if necessary, any other independent registered public accountant of any business acquired by the Company from which financial statements and financial data are, or are required to be, included in the registration statement);

(vii)          promptly make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, the “Records”), as shall be reasonably necessary to enable such Selling Holder or underwriter to exercise their due diligence responsibility, and cause the Company’s and its Subsidiaries’ officers, directors and employees to promptly supply all information requested by any such Inspector in connection with such registration statement; provided that, (A) unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this Section 7.4(a)(vii) if (1) the Company reasonably believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (2) either the Company (x) has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (y) reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to clause (1) or (2) such holder of Registrable Securities requesting such information agrees, and causes each of its Inspectors, to enter into a confidentiality agreement on terms reasonably acceptable to the Company; (B) each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the

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Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and (C) to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Selling Holders participating in such offering by one (1) law firm designated by and on behalf of such Selling Holders, which law firm the Company reasonably determines to be acceptable;

(viii)          promptly notify in writing each Selling Holder, if any, of the following events:

(A)          the filing of the registration statement, the prospectus or any prospectus supplement related thereto, any Issuer Free Writing Prospectus or post-effective amendment to the registration statement, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(B)          any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information;

(C)          the issuance by the SEC of any (1) written comments to the registration statement or (2) stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

(D)          when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the registration statement; and

(E)          the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” Laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(ix)          notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any Selling Holder, promptly prepare and furnish to such Selling Holder a reasonable number of electronic copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(x)          use reasonable best efforts to obtain the withdrawal of any order or to fulfill any request suspending the effectiveness of such registration statement;

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(xi)          cooperate with any Selling Holder and any underwriter and the managing underwriter to facilitate the timely preparation and delivery of certificates or security entitlements (which shall not bear any restrictive legends unless required under Law), if necessary or appropriate, representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Selling Holder may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates as necessary or appropriate;

(xii)          in the case of a Shelf Underwritten Offering, have appropriate officers of the Company and its Subsidiaries prepare and make presentations at any “road shows” and otherwise use its reasonable best efforts to cooperate as reasonably requested by the Selling Holders and the underwriters in the offering, marketing or selling of the Registrable Securities;

(xiii)          have appropriate officers of the Company and its Subsidiaries, and cause representatives of the Company’s independent registered public accountants, to participate in any due diligence discussions reasonably requested by any Selling Holder or any underwriter;

(xiv)          if requested by any underwriter, agree, and cause the Company and any directors or officers of the Company or its Subsidiaries to agree, to be bound by customary “lock-up” agreements restricting the ability to dispose of Company Stock; provided that (A) the Company and its Subsidiaries and any directors or officers of the Company or its Subsidiaries shall not be required to enter into any lock-up agreement unless requested by the underwriters, if any, in an underwritten offering; (B) unless the Selling Holders, collectively, own less than one percent (1%) of issued and outstanding Common Stock following such transaction, such agreement shall be on terms substantially similar to that entered into by the holders selling Registrable Securities and (C) in any event, such agreement shall not include a lock-up period longer than ninety (90) days from the date of the final prospectus relating to such offering;

(xv)          if requested by any Selling Holders or any underwriter, promptly incorporate in the registration statement or any prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Holders may reasonably request to have included therein, including information relating to the “Plan of Distribution” of the Registrable Securities;

(xvi)          cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of FINRA; and

(xvii)          otherwise use reasonable best efforts to (A) cooperate as reasonably requested by the Selling Holders and the underwriters in the offering, marketing or selling of the Registrable Securities and (B) comply with all applicable rules and regulations of the SEC and all reporting requirements under the rules and regulations of the Exchange Act.

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(b)          The Company may require each Selling Holder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request to complete or amend the information required by such registration statement.

(c)          In the event that the offering of Registrable Securities is to be made by or through an underwriter in accordance with the foregoing registration rights of SMBC, the Company shall enter into an Underwriting Agreement with a managing underwriter or underwriters containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Company contained herein) by an issuer of such type(s) of Registrable Securities in underwriting agreements with respect to offerings of such type(s) of Registrable Securities for the account of, or on behalf of, such issuers. In connection with any offering of Registrable Securities registered pursuant hereto, the Company shall furnish to the underwriter, if any (or, if no underwriter, the Selling Holder), unlegended certificates representing ownership of the Registrable Securities being sold (unless, in the Company’s sole discretion, such Registrable Securities are to be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form), in such denominations as requested and instruct any transfer agent and registrar of the Registrable Securities to release any stop transfer order with respect thereto.

(d)          Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7.4(a)(ix), such Selling Holder shall forthwith discontinue such Selling Holder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Holder is advised in writing by the Company that such Selling Holder may resume such disposition and such Selling Holder has received copies of the supplemented or amended prospectus contemplated by Section 7.4(a)(ix) and, if so directed by the Company, such Selling Holder shall deliver to the Company, at the Company’s expense, all copies, other than permanent file copies, then in such Selling Holder’s possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities.

(e)          If the sole or managing underwriters of a public offering pursuant to a Shelf Underwritten Offering advises the Company that the number of Registrable Securities to be included exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that shall be paid in such offering or the marketability thereof (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), the Company shall include in such registration the greatest number of Registrable Securities proposed to be registered by the Authorized Shareholders, which in the opinion of such underwriters can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that shall be paid in such offering or the marketability thereof, ratably among the Authorized Shareholders requesting registration, based on the respective amounts of Registrable Securities held by each such Authorized Shareholder.

(f)          If the sole or managing underwriter of a public offering pursuant to a Piggyback Registration advises the Company and the Authorized Shareholders of Registrable

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Securities participating in the Piggyback Registration in writing that the number of securities that the Company desires to sell, taken together with (i) the number of securities, if any, as to which registration or a registered offering has been demanded pursuant to separate written contractual arrangements with Persons other than the Authorized Shareholders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 7.2 and (iii) the number of securities, if any, as to which registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of Persons other than the Authorized Shareholders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:

(i)          if the registration or registered offering is undertaken for the Company’s account, the Company shall include in any such registration or registered offering (A) first, the securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Authorized Shareholders exercising their rights to register their Registrable Securities pursuant to Section 7.2, pro rata, based on the respective number of Registrable Securities that each Authorized Shareholder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Authorized Shareholders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, and only if all of the securities referred to in the foregoing clauses (A) and (B) have been included, the securities, if any, as to which registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of Persons other than the Authorized Shareholders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities;

(ii)          if the registration or registered offering is pursuant to a demand by Persons other than the Authorized Shareholders of Registrable Securities, then the Company shall include in any such registration or registered offering (A) first, the securities, if any, of such requesting persons or entities, other than the Authorized Shareholders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Authorized Shareholders exercising their rights to register their Registrable Securities pursuant to Section 7.2, pro rata, based on the respective number of Registrable Securities that each Authorized Shareholder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Authorized Shareholders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, and only if all of the securities referred to in the foregoing clauses (A) and (B) have been included, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the securities, if any, as to which registration or a registered offering has been requested pursuant to separate written contractual piggy-back

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registration rights of Persons other than the Authorized Shareholders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; and

(iii)          if the registration or registered offering and Shelf Underwritten Offering is pursuant to a request by Authorized Shareholder(s) of Registrable Securities pursuant to Section 7.1, then the Company shall include in any such registration or registered offering securities in the priority set forth in Section 7.4(e).

(g)          Upon delivering a request under this Section 7.4, an Authorized Shareholder shall, if requested by the Company, execute and deliver execute such agreements as the Company may reasonably request to facilitate such registration.

(h)          Each Authorized Shareholder agrees that in connection with an underwritten offering made pursuant to this Section 7.4 that such Authorized Shareholder is participating in, if (i) requested by the managing underwriter(s) of such underwritten offering and (ii) all directors and executive officers of the Company and its Subsidiaries agree to be bound by the same restrictions with respect to any capital stock of the Company held by such directors and executive officers (other than those included in the registration), such Authorized Shareholder shall enter into a lock-up agreement (which may specify that such Authorized Shareholder shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or other capital stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriter(s), as the case may be) in a form reasonably requested by the Company or such underwriter(s), for such period of time as the Company or such underwriter(s) may specify; provided that such period of time shall not exceed the shorter of (x) ninety (90) days following the effective date of the applicable offering and (y) such other period as such underwriter(s) may require of the Company; provided, further, that if any director or executive officer of the Company or its Subsidiaries has entered into a lock-up agreement in accordance with the above and is provided with the prior written consent of the Company or such underwriter(s), as the case may be, to engage in any short sale of, grant any option for the purchase of, or otherwise dispose of any capital stock of the Company held by such directors and officers (other than those included in the registration), then such consent will also be simultaneously provided to each Authorized Shareholder with respect to a corresponding number of Registrable Securities held by such Authorized Shareholder.

Section 7.5          Registration Expenses.

(a)          All expenses incident to the Company’s performance of, or compliance with, its obligations under this Article VII, including (i) (A) all registration and filing fees, (B) all fees, costs and expenses associated with filings required to be made with FINRA (including, if applicable, the fees, costs and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121 or the equivalent rule incorporated into the FINRA rulebook), (C) all fees, costs and expenses of compliance with securities and “blue sky” Laws, (D) all printing and copying expenses and (E) all fees, costs and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters, “agreed-upon procedures” letter and opinions) (collectively, the “Registration Expenses”) shall

43

be borne by the Company, regardless of whether a registration is effected, marketing is commenced or sale is made. The Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the Common Stock to be registered on the NYSE or the national securities exchange on which the Common Stock is then listed. Except as set forth in the foregoing provisions of this Section 7.5, SMBC (or its applicable Permitted Transferee) shall pay all its own expenses.

(b)          Each Selling Holder shall pay its portion of all (i) underwriting fees, discounts and commissions and (ii) transfer taxes, if any, relating to the sale of such Selling Holder’s Registrable Securities pursuant to any registration.

Section 7.6          Indemnification.

(a)          Registration Statement Indemnification.

(i)          The Company agrees to indemnify and hold harmless, to the fullest extent permitted by Law, each Selling Holder and its Affiliates and its and their respective officers, directors, employees, managers, members, and partners, from and against any and all losses, claims, damages, liabilities, judgments and expenses (including reasonable and documented expenses of investigation and reasonable and documented attorneys’ fees and expenses) (collectively, the “Losses”) caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, any Issuer Free Writing Prospectus, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by any information furnished in writing to the Company by (x) a Selling Holder or (y) an underwriter expressly for use therein.

(ii)          In connection with any registration statement in which a holder of Registrable Securities is participating, each such Selling Holder will furnish to the Company in writing information regarding such Selling Holder’s ownership of Registrable Securities and its intended method of distribution thereof and, to the fullest extent permitted by Law, shall, severally and not jointly, indemnify the Company, its directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company or such other indemnified Person and each underwriter in an Underwritten Offering against all Losses caused by any untrue statement of material fact contained in the registration statement, any Issuer Free Writing Prospectus, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is made in reliance upon the information furnished in writing to the Company by such Selling Holder expressly for use therein, it being understood that such information shall be limited to the name and

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beneficial ownership information relating to such Selling Holder. Notwithstanding the foregoing, no Selling Holder shall be liable to the Company for amounts in excess of the lesser of (x) such Selling Holder’s apportionment of such liability and (y) the net amount received by such holder in the offering giving rise to such liability.

(b)          Contribution. If recovery is held by a court of competent jurisdiction to be unavailable under the foregoing indemnification provisions for any reason(s), other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Holder or transferee thereof shall be required to make a contribution in excess of the net amount received by such Selling Holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

(c)          Procedure.

(i)          Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification. Notwithstanding the foregoing, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has suffered actual detriment by such failure to provide such notice on a timely basis.

(ii)          In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof (unless (x) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party or (y) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in either event the

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indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel).

(d)          Other Matters.

(i)          The indemnity and contribution agreements contained in this Section 7.6 shall remain operative and in full force and effect, regardless of any (x) investigation made by or on behalf of any indemnitee, the Company, its directors or officers, or any Person controlling the Company and (y) termination of this Agreement.

(ii)          The Parties shall, and shall cause their respective Subsidiaries to, cooperate with each other in a reasonable manner with respect to access to unprivileged information and similar matters in connection with any indemnification claim made pursuant to this Section 7.6. The provisions of this Section 7.6 are for the benefit of, and are intended to create third-party beneficiary rights in favor of, each of the indemnified parties referred to herein.

(iii)          Not less than five (5) days before the expected filing date of each registration statement pursuant hereto, the Company shall notify each Authorized Shareholder who has timely provided the requisite notice hereunder entitling the Authorized Shareholder to register Registrable Securities in such registration statement of the information, documents and instruments from such Authorized Shareholder that the Company or any underwriter reasonably requests in connection with such registration statement, including a questionnaire, custody agreement, power of attorney, lock-up letter and Underwriting Agreement (the “Requested Information”). If the Company has not received, on or before the day before the expected filing date, the Requested Information from such Authorized Shareholder, the Company may file the Registration Statement without including Registrable Securities of such Authorized Shareholder. The failure to so include in any registration statement the Registrable Securities of an Authorized Shareholder (with regard to that registration statement) shall not in and of itself result in any liability on the part of the Company to such Authorized Shareholder.

(iv)          The indemnification and contribution provided pursuant hereto shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification and contribution hereunder and the expiration or termination of this Agreement.

(v)          Notwithstanding anything herein to the contrary, to the extent that the provisions on indemnification and contribution contained in the Underwriting Agreement entered into in connection with any underwritten public offering are in conflict with this Article VII, the provisions in such Underwriting Agreement shall control.

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ARTICLE VIII

REPRESENTATIONS

Section 8.1          Representations and Warranties of Company.  The Company represents and warrants that:

(a)          The Company is a corporation duly organized, validly existing and in good standing (to the extent such concept is legally recognized) under the Laws of the State of New York and has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Non-Voting Preferred Stock in accordance with the terms hereof.

(b)          The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including the issuance of the Non-Voting Preferred Stock) have been duly authorized by all necessary corporate action on the part of the Company, including all actions necessary to ensure that the acquisition of shares of Non-Voting Preferred Stock pursuant to the transactions contemplated hereby, to the fullest extent of the Board’s power and authority and permitted by Law, shall not be subject to any Takeover Laws. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally (the “Enforceability Exceptions”). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, upon the terms and subject to the conditions hereof, will not (i) result in a violation of the Company Organizational Documents or require any approval or adoption by the shareholders of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or (iii) subject to the accuracy of the representations to be made by SMBC and/or its Affiliates pursuant to the written election in the form of Exhibit B in connection with an Exchange made pursuant to the terms hereof, result in a violation of any Law applicable to the Company or by which any property or asset of Company is bound or affected, except with respect to clause (ii) or (iii) for any conflicts, defaults, accelerations, terminations, cancellations or violations, individually or in the aggregate, that would not, and would not reasonably be expected to, (x) be material to the Company or its business, financial condition or results of operations or (y) prevent, materially delay or materially impair the consummation of the transactions contemplated hereby.

(c)          Subject to the acceptance by the New York Department of State of the Certificate of Amendment, upon issuance to SMBC (or its designee), the Non-Voting Preferred Stock will be (i) duly authorized and validly issued, fully paid and nonassessable, and free and clear of all Liens (other than restrictions on transfer imposed by or arising under securities Laws or this Agreement), (ii) issued without any violation of any preemptive right, right of first refusal, right of first offer or similar right or any applicable Company Organizational Document and (iii) issued in compliance with all Laws.

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(d)          The Common Stock issuable upon conversion of the Non-Voting Preferred Stock has been duly reserved for issuance as of the date hereof, and upon issuance in accordance with the terms of the Certificate of Amendment and the Company Charter, will be (i) duly authorized and validly issued, fully paid and nonassessable, and free and clear of all Liens (other than restrictions on transfer imposed by or arising under securities Laws or this Agreement), (ii) issued without any violation of any preemptive right, right of first refusal, right of first offer or similar right or any applicable Company Organizational Document and (iii) issued in compliance with all Laws.

(e)          Neither the Company nor any Person acting on its behalf has engaged in any form of general solicitation or general advertising within the meaning of Rule 502 of the Securities Act in connection with the offering of the Non-Voting Preferred Stock. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act is applicable to the Company or, to the knowledge of the Company, any member of the Board, except for any such event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) is applicable.

(f)          As of the date hereof, the transfer and ownership restrictions set forth in FOURTH, Part III of the Company Charter have ceased to have any force or effect.

Section 8.2          Representations and Warranties of SMBC.  SMBC represents and warrants that:

(a)          SMBC is a joint stock company duly organized, validly existing and in good standing (to the extent such concept is legally recognized) under the Laws of Japan and has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

(b)          The execution and delivery of this Agreement by SMBC and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of SMBC. This Agreement constitutes a legal, valid and binding obligation of SMBC enforceable against it in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions. The execution, delivery and performance of this Agreement by SMBC and the consummation by SMBC of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of SMBC, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which SMBC is a party or (iii) result in a violation of any Law applicable to SMBC or by which any property or asset of SMBC is bound or affected, except with respect to clause (ii) or (iii) for any conflicts, defaults, accelerations, terminations, cancellations or violations, individually or in the aggregate, that would not, and would not reasonably be expected to, result in the unenforceability against SMBC of the terms of this Agreement.

(c)          As of the date hereof, excluding Ordinary Course Securities  (i) SMBC and its Affiliates collectively Beneficially Own an aggregate of 10,500,000 shares of Common Stock and (ii) except as set forth in the preceding clause (i), neither SMBC nor any of its Affiliates has any Beneficial Ownership of, or direct or indirect rights to acquire, any Company

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Stock, any securities convertible into or exchangeable for any Company Stock or any options or other derivative securities or contracts or instruments in any way related to the price of shares of Common Stock.

Section 8.3          Survival.  The representations and warranties set forth in Sections 8.1, 8.2 and 9.9(a) shall expire and terminate, and be of no further force and effect, at 11:59:59 pm (New York City time) on the five (5) year anniversary of the date hereof.

ARTICLE IX

MISCELLANEOUS

Section 9.1          Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) delivered by means of electronic mail (provided that no “error message” or other notification of non-delivery is generated) or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the address for such recipient set forth below, or to such other address or to the attention of such other person as the recipient Party has specified by prior written notice to the sending Party.

If to the Company to:

Jefferies Financial Group Inc.
520 Madison Avenue, New York, NY 10022
Attention:	Office of the President
Email:	[REDACTED]@Jefferies.com

with a copy (which shall not constitute notice) to:

Attention:	Office of the General Counsel
Email:	[REDACTED]@Jefferies.com

and

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Attention:	O. Keith Hallam III
Jin-Kyu Baek
Email:	khallam@cravath.com
jbaek@cravath.com

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and

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention:	David L. Portilla
Email:	david.portilla@davispolk.com

If to SMBC to:

277 Park Avenue
New York, NY 10172
Attention:	[REDACTED]
Email:	[REDACTED]@smbcgroup.com

with copies (which shall not constitute notice) to:

Attention:	[REDACTED]
Email:	[REDACTED]@smbcgroup.com

and

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:	Sven Mickisch
Email:	sven.mickisch@skadden.com

Section 9.2          Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 9.3          Counterparts.  This Agreement and any amendments hereto may be executed simultaneously in two or more counterparts and delivered via .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any Party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 9.4          Entire Agreement; Third-Party Beneficiaries.  The Transaction Documents (a) constitute the entire agreement and supersede all other prior agreements, both written and oral, among the Parties with respect to the subject matter hereof and thereof (other than as set

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forth in the Transaction Documents) and (b) are not intended to confer upon any Person (other than the parties thereto and their Permitted Transferees) any rights or remedies hereunder or thereunder.

Section 9.5          Further Assurances.  Each Party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other Party to give effect to and carry out the transactions contemplated herein.

Section 9.6          Governing Law.

(a)          This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction, other than the State of New York.

(b)          Each Party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, if a basis for federal court jurisdiction is present, and, otherwise, in the state courts of the state of New York located in the Borough of Manhattan (the “Chosen Courts”) for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each Party further agrees that service of any process, summons, notice or document by United States certified or registered mail (in each such case, prepaid return receipt requested) to such Party’s respective address set forth in Section 9.1 or such other address or to the attention of such other person as the recipient Party has specified by prior written notice to the sending Party shall be effective service of process in any action, suit or proceeding in a Chosen Court with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the Chosen Courts and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

Section 9.7          Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) EACH PARTY (I) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (II) MAKES THIS WAIVER

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VOLUNTARILY AND (III) HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.7.

Section 9.8          Amendments; Waivers.  The provisions hereof may be amended only by the prior written consent of the Company and SMBC. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 9.9          Other Registration Rights.

(a)          As of the date hereof, the Company represents and warrants that no Person (other than an Authorized Shareholder of Registrable Securities) has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person or entity.

(b)          From the date hereof until the date on which SMBC (and its Affiliates) no longer hold any Registrable Securities, the Company hereby agrees and covenants that it will not grant rights to register any securities pursuant to the Securities Act that are more favorable, pari passu or senior to those granted to the Authorized Shareholders hereunder without (i) the prior written consent of the Authorized Shareholders or (ii) granting economically and legally equivalent rights to the Authorized Shareholders such that the Authorized Shareholders shall receive the benefit of such more favorable or senior terms and/or conditions.

Section 9.10          Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Party; provided that SMBC shall have the right to assign its rights and obligations hereunder (in whole but not in part), without the consent of the Company, to any Permitted Transferee to whom SMBC Transfers all of its shares of Company Stock, but any such assignment will not relieve SMBC of its obligations hereunder. Any purported assignment in contravention hereof shall be null and void. This Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors, permitted assigns and Permitted Transferees.

Section 9.11          Specific Performance.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy expressly conferred hereby, and the exercise by a Party of any one such remedy will not preclude the exercise of any other such remedy. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and, accordingly, that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each Party further waives any (a) defense in any action for

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specific performance that a remedy at law would be adequate and (b) requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 9.12          Headings.  The headings herein are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

Section 9.13          Interpretation.  In this Agreement, except as the context may otherwise require, references to: (a) the Preamble, Recitals, Articles, Sections, clauses or Exhibits refer to the Preamble or an Exhibit to, or a Recital, Article, Section clauses or Exhibits of, this Agreement; (b) any Law refers to such Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) as such Law existed at the applicable time; (c) any section of any Law includes any successor to such section as such section or successor existed at the applicable time; (d) any Government Entity includes any successor to such Government Entity; (e) terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (f) any gender includes other genders; (g) “dollars”, “cents” and “$” refers to U.S. Dollars and Cents; (h) wherever the word “include”, “includes”, or “including” is used, it shall be deemed to be followed by the words “without limitation”; (i) the words “hereof”, “herein”, and “hereunder” and similar terms, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. This Agreement is the product of negotiation by the Parties, each having the assistance of sophisticated counsel and other advisors. The Parties intend that this Agreement not be construed more strictly with regard to one Party than with regard to the other Parties.

Section 9.14          Confidential Supervisory Information.  Notwithstanding anything herein to the contrary, nothing herein shall require any Person to (or to cause or direct any other Person to) disclose or share any confidential supervisory information the disclosure or sharing of which is prohibited by Law; provided that appropriate modified or substitute disclosures or actions shall be made or taken to the extent permitted by Law.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized representatives as of the date hereof.

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Michael J. Sharp
	Name:	Michael J. Sharp
	Title:	Executive Vice President and General Counsel

[Signature Page to Exchange Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Keiichiro Nakamura
	Name:	Keiichiro Nakamura
	Title:	Senior Managing Executive Officer Co-Head of Global Banking Unit

[Signature Page to Exchange Agreement]

Exhibit A
Amended and Restated Charter

[See attached.]

RESTATED

CERTIFICATE OF INCORPORATION

OF

JEFFERIES FINANCIAL GROUP INC.

Under Section 807 of the Business Corporation Law

_______________________

Pursuant to the provisions of Section 807 of the New York Business Corporation Law, the undersigned hereby certify:

FIRST:          The name of the corporation is JEFFERIES FINANCIAL GROUP INC. The name under which the Corporation was formed is Talcott National Corporation.

SECOND:     The date of the filing of the Certificate of Incorporation of the Corporation by the Department of State of the State of New York was May 24, 1968.

THIRD:        The amendments to the Certificate of Incorporation effected by this Certificate are:  the addition of the provisions set forth below in this Restated Certificate of Incorporation stating the number, designation, relative rights, preferences and limitations of the Non-Voting Common Stock of the Corporation, as fixed by the Board of Directors of the Corporation.

The Corporation is currently authorized to issue 606,000,000 shares of capital stock, consisting of 600,000,000 shares of common stock, having a par value of $1.00 each, and 6,000,000 shares of preferred stock, having a par value of $1.00 each, of which 10 shares are designated as Series A Non-Voting Convertible Preferred Stock, 125,000 shares are designated as 3.25% Series A Cumulative Convertible Preferred Shares and 70,000 shares are designated as Series B Non-Voting Convertible Preferred Shares.

Following the effectiveness of this amendment, the Corporation will be authorized to issue 606,000,000 shares of capital stock, consisting of 565,000,000 shares of voting common stock, having a par value of $1.00 each, 35,000,000 shares of non-voting common stock, having a par value of $1.00 each, and 6,000,000 shares of preferred stock, having a par value of $1.00 each.  Immediately following the effectiveness of this amendment, 10 shares of Preferred Stock will continue to be designated as Series A Non-Voting Convertible Preferred Stock, 125,000 shares of preferred stock will continue to be designated as 3.25% Series A Cumulative Convertible Preferred Shares and 70,000 shares of preferred stock will continue to be designated as Series B Non-Voting Convertible Preferred Shares.

FOURTH:     The text of the Certificate of Incorporation, as previously restated, is hereby restated, as further amended or changed, to read as herein set forth in full.

*   *   *

FIRST:          The name of the corporation is JEFFERIES FINANCIAL GROUP INC. (the “Corporation”).

SECOND:     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be engaged under the New York Business Corporation Law. The Corporation is not being formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:         The office of the Corporation in the State of New York is to be located in The City of New York, County of New York.

FOURTH:      The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is 606,000,000, divided into 6,000,000 shares, having a par value of $1.00 each, which are designated “Preferred Stock” (the “Preferred Stock”) and are issuable in series, 565,000,000 shares, having a par value of $1.00 each, which are designated “Common Stock” (the “Voting Common Stock”) and 35,000,000 shares, having a par value of $1.00 each, which are designated “Non-Voting Common Stock” (the “Non-Voting Common Stock” and, together with the Voting Common Stock, the “Common Stock”).

Except as set forth in Section 6.7 of the Exchange Agreement, by and between the Corporation and Sumitomo Mitsui Banking Corporation (“SMBC”), dated as of April 27, 2023 (as amended or supplemented from time to time, the “Exchange Agreement”), no holder of shares of any class or series of stock of the Corporation, whether now or hereafter authorized or outstanding, shall have any preemptive, preferential or other right to subscribe for or purchase any shares of any class or series of capital stock of the Corporation, whether now or hereafter authorized or outstanding, or any bonds, notes, obligations, options, warrants, rights or other securities which the Corporation may at any time issue or sell, whether or not the same be convertible into or exercisable for the purchase of any class or series of capital stock of the Corporation, it being intended by this paragraph that all pre-emptive rights of any kind applicable to the securities of the Corporation are eliminated.

The designations, relative rights, preferences and limitations of each class of the Corporation’s capital stock and each series thereof, to the extent fixed in the Corporation’s Certificate of Incorporation, and the authority vested in the Board of Directors of the Corporation to establish and designate series of the Preferred Stock and to fix variations in the relative rights, preferences and limitations between such series, are as follows:

I.

PREFERRED STOCK

GENERAL PROVISIONS RELATING TO ALL SERIES

1.          The Preferred Stock shall consist of one class, may be issued from time to time in one or more series, and the shares of any one series thereof may be issued from time to time. All shares of the Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock of all series shall be identical in all respects set forth in sections 1 through 5 hereof (except as otherwise permitted in such sections) and shall be of equal rank as set forth in sections 2 and 3 below. Subject to the foregoing, (i) the designations, relative rights, preferences and limitations of the shares of each such series may differ from those of any and all other such series authorized and/or outstanding and (ii) the Board of Directors of the Corporation is hereby expressly granted authority to establish and designate series and to fix with respect to any such series, or alter in any one or more respects from time to time, by resolution or resolutions adopted prior to the issuance of any shares of such series, and by filing a certificate under Section 805 of the New York Business Corporation Law, (a) the number of shares constituting such series and the designation thereof, (b) the rate of dividends, (c) redemption terms (including purchase and sinking funds provisions), (d) conversion rights into any class or series of capital stock of the Corporation, (e) liquidation preferences, (f) voting rights and (g) any other lawful rights, preferences and limitations.

2.          Unless otherwise provided in the resolutions creating or altering a series, the holders of Preferred Stock of each series shall be entitled to receive, as and when declared by the Board of Directors, out of funds or other assets of the Corporation legally available therefor, cumulative dividends at the annual rate fixed by the Board of Directors with respect to such series, and no more, payable in cash, on such dates in each year as the Board of Directors may determine, such dividends with respect to each series to be cumulative from the date or dates fixed by the Board of Directors with respect to such series. The first dividend or distribution with respect to shares of any particular series not issued on a dividend date may be fixed by the Board of Directors at more or less than the regular periodic dividend or distribution thereon. In the event Preferred Stock of more than one series is outstanding, the Corporation in making any dividend payment upon Preferred Stock shall make dividend payments ratably upon all outstanding shares of Preferred Stock of all series in proportion to the respective amounts of dividends accrued and payable thereon to the date of such dividend payment. If the dividends or distributions on any shares of Preferred Stock shall be in arrears, the holders thereof shall not be entitled to any interest, or sum of money in lieu of interest, thereon. In no event, so long as any Preferred Stock shall be outstanding, shall any dividend whatsoever, whether in cash, stock or otherwise, other than a dividend payable in stock of the Corporation of a class junior to the Preferred Stock, be declared or paid, or any distribution made, on any stock of the Corporation of a class ranking junior to the Preferred Stock, nor shall any shares of any such junior class of stock be purchased or acquired for a consideration by the Corporation or be redeemed by the Corporation, nor shall any moneys be paid to the holders of, or set aside or made available for a sinking fund for the purchase or redemption of, any shares of any such junior class of stock unless (i) all dividends and distributions on all outstanding shares of Preferred Stock of all series for all past dividend periods shall have been paid and all dividends payable on or before the date of such dividend, distribution, purchase, acquisition, redemption, setting aside or making available shall have been paid or declared and a sum sufficient for the payment thereof set apart, and (ii) the Corporation shall have paid or set aside all amounts, if any, theretofore required to be paid or set aside as and for all matured purchase fund and sinking fund obligations, if any, for the shares of Preferred Stock of all series or to satisfy any distributions declared with respect to any shares of Preferred Stock of any series. The holders of Preferred Stock shall not be entitled to participate in any dividends payable on junior stock or to share in the earnings or profits of the Corporation other than or in excess of that hereinabove provided.

3.          In the event of any dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the holders of each series of Preferred Stock shall be entitled to receive, before any distribution or payment is made upon any stock ranking junior to the Preferred Stock, such amount of cash, shares, bonds or other property (which amount may vary depending on whether such dissolution, liquidation or winding-up is voluntary or involuntary) to which each such outstanding series of Preferred Stock shall be entitled in accordance with the provisions thereof together with an amount in cash equal to all dividends accrued and unpaid thereon to the date of such distribution or payment, and shall be entitled to no further payment. If, upon any such liquidation, dissolution or winding-up, the assets of the Corporation distributable among the holders of the Preferred Stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are respectively entitled, the assets so distributable shall be distributed among the holders of the Preferred Stock then outstanding ratably in proportion to the amounts to which they are respectively entitled. For the purposes of this Section 3, neither the voluntary sale, lease, exchange or transfer of all or substantially all of the Corporation’s property or assets to, nor the consolidation or merger of the Corporation with, one or more corporations, nor a reduction of the capital stock or stated capital of the Corporation, shall be deemed to be a dissolution, liquidation or winding-up, voluntary or involuntary.

4.          The Corporation, at the option of the Board of Directors, may, subject to the provisions applicable to such series, redeem at any time or times, and from time to time, all or any part of the shares of any series of Preferred Stock subject to redemption by paying for each share such price or prices as shall have been fixed by the Board of Directors prior to the issuance of such series, plus an amount equal to dividends accrued and unpaid thereon to the date fixed for redemption, plus premiums in the amounts, if any, so fixed with respect to such series (the total amount per share so payable upon any redemption of shares of any series of Preferred Stock being herein referred to as the “redemption price”). Except as otherwise provided in the provisions relating to a particular series of Preferred Stock, not less than 15 days nor more than 60 days prior written notice shall be given to the holders of record of the shares so to be redeemed, which notice shall be given by mail, postage prepaid, addressed to such holders at their respective addresses as shown on the books of the Corporation. Such notice shall specify the shares called for redemption, the redemption price and the place at which, and the date on which, the shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such shares, be redeemed. In case of redemption of less than all of the outstanding Preferred Stock of any one series, such redemption (unless otherwise stated in the provisions relating to such series) may be made pro rata or the shares to be redeemed may be chosen by lot, in such manner as the Board of Directors may determine. No failure to deliver or mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares so to be redeemed.

If such notice of redemption shall have been duly given, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside so as to be available therefor, then, notwithstanding that any certificate for the shares of such Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall, from and after the date fixed for redemption, no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so fixed, and all rights with respect to such shares of Preferred Stock so called for redemption shall forthwith at the close of business on such redemption date cease and terminate, except the right of the holders thereof to receive the amount payable upon redemption thereof, but without interest; provided, however, that the Corporation may, after giving such notice of any such redemption and prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of such Preferred Stock to be redeemed, with a bank or trust company having an office in the Borough of Manhattan, City, County and State of New York and having a capital, undivided profits and surplus aggregating at least $50,000,000, all funds necessary for such redemption, and, upon such deposit in trust, all shares of such Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of such Preferred Stock shall forthwith cease and terminate, except (a) the right of the holders thereof to receive the amount payable upon the redemption thereof, but without interest, and (b) the right of the holders thereof to exercise on or before the date fixed for redemption the rights, if any, not having theretofore expired, which the holders thereof shall have to convert the shares so called for redemption into, or exchange such shares for, shares of stock of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation.

Any funds so deposited which shall not be required for such redemption because of the exercise of any right of conversion or exchange or otherwise subsequent to the date of such deposit shall be returned to the Corporation forthwith. Any interest accrued on any funds so deposited shall belong to the Corporation and be paid to it from time to time. Any funds so deposited by the Corporation and unclaimed at the end of six years from the date fixed for such redemption shall be repaid to the Corporation, upon its request, after which repayment the holders of such shares so called for redemption shall look only to the Corporation for the payment of the redemption price thereof.

If at any time the Corporation shall have failed to pay dividends in full on all series of Preferred Stock then outstanding, thereafter and until such dividends, including all accrued and unpaid dividends, shall have been paid in full, or declared and funds sufficient for the payment thereof set aside for payment, the Corporation shall not redeem or purchase less than all of the Preferred Stock at such time outstanding; provided, however, that nothing shall prevent the Corporation from completing the purchase of shares of Preferred Stock for which a purchase contract has been entered into, or the redemption of any shares of Preferred Stock for which notice of redemption has been given, prior to such default.

5.          Except as otherwise specifically provided with respect to a particular series of Preferred Stock, as hereinafter in this section 5 provided, and as required by law, the Preferred Stock shall have no voting rights.

Whenever dividends payable on the Preferred Stock shall be in default in an aggregate amount equivalent to at least six quarterly dividends on any of the shares of Preferred Stock then outstanding, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock, voting as a class (whether or not otherwise entitled to vote for the election of directors), shall be entitled to elect two directors of the Corporation to fill such newly-created directorships. Such directors shall serve (subject to the last sentence of the next paragraph of this section 5) until the next annual meeting of shareholders and until their successors are elected and qualify. Whenever such right of the holders of the Preferred Stock shall have vested, such right may be exercised initially either at a special meeting of such holders called as provided herein, or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders. The right of the holders of the Preferred Stock, voting as a class, to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as the dividends accumulated on the Preferred Stock shall have been paid in full, at which time the special right of the holders of the Preferred Stock so to vote separately as a class for the election of directors shall terminate, subject to renewal and divestment from time to time upon the same terms and conditions.

At any time after the voting power to elect two additional members of the Board of Directors of the Corporation has become vested in the holders of the Preferred Stock, the Secretary of the Corporation may, and upon the request of the holders of record of at least 5% of the Preferred Stock then outstanding addressed to him, shall, call a special meeting of the holders of Preferred Stock for the purpose of electing such directors, to be held within 50 days after the receipt of such request; provided, however, that the Secretary need not call any such special meeting if the annual meeting of shareholders is to convene within 90 days after the receipt by the Secretary of such request. Such meeting shall be held at such place as shall be specified in the notice and upon notice as provided in the By-Laws of the Corporation for the holding of special meetings of shareholders. If such meeting shall not be so called within 20 days after the receipt of such request (not including, however, a request falling within the proviso of the second preceding sentence), then the holders of record of at least 5% of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated shall call such meeting at the place and upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. At any such special or annual meeting at which the holders of the Preferred Stock shall have the right to vote for the election of such two directors as aforesaid, the holders of 33 1/3% of the then outstanding Preferred Stock present in person or represented by proxy shall be sufficient to constitute a quorum of said class for the election of such two directors and for no other purpose, and the vote of the holders of a plurality of the Preferred Stock so present at any such meeting at which there shall be such a quorum shall be sufficient to elect two directors. Whenever the holders of the Preferred Stock shall be divested of such voting right hereinabove provided, the directors so elected by the Preferred Stock shall thereupon cease to be directors of the Corporation and thereupon the number of directors shall be reduced by two.

Every shareholder entitled to vote at any particular time in accordance with the foregoing two paragraphs shall have one vote for each share of Preferred Stock held of record by him and entitled to vote.

6.          As used in connection with any series of Preferred Stock, the terms “junior stock”, “junior class of stock” and “stock ranking junior to the Preferred Stock” shall mean and refer to the Voting Common Stock, the Non-Voting Common Stock and any other class or series of stock of the Corporation hereafter authorized which shall rank junior to the Preferred Stock with respect to the declaration and payment of dividends thereon and the distribution of amounts with respect thereto payable in the event of any liquidation, dissolution or winding-up of the Corporation.

II.

COMMON STOCK

(a)         Certain Definitions. As used in this Part II of Article FOURTH, the following terms have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise).  Notwithstanding the foregoing, (a) neither the Corporation nor any of its subsidiaries shall be deemed to be an Affiliate of SMBC or its Affiliates and (b) neither SMBC nor any of its Affiliates shall be deemed to be an Affiliate of the Corporation or any of its Affiliates.

“BHCA Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the City of New York, New York, or in Tokyo, Japan, are required or authorized by law to be closed.

“Certificate of Amendment” has the meaning set forth in Article SEVENTH.

“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.

“Conversion Date” means the second Business Day following delivery of a valid Notice of Convertible Transfer and Conversion.

“Convertible Transfer” means a Transfer by the holder of Non-Voting Common Stock (i) to the Corporation; (ii) in a widely distributed public offering of Voting Common Stock issuable upon conversion of the Non-Voting Common Stock; (iii) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires two percent (2%) or more of any Class of Voting Securities of the Corporation then outstanding; or (iv) to a transferee that controls more than fifty percent (50%) of every Class of Voting Securities of the Corporation then outstanding without giving effect to such Transfer.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means the volume-weighted average price (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the holder of Non-Voting Common Stock and the Corporation) on the NYSE of the Voting Common Stock for the five (5) trading days before the consummation of a Reorganization Event.

“Non-BHCA Affiliate” means a Person that is both (i) not SMBC and (ii) not a BHCA Affiliate of SMBC or the holder of Non-Voting Common Stock.

“Percentage Stock Ownership” means percentage stock ownership as determined in accordance with Treasury Regulation ss.1.382-2T(g), (h), (j), and (k).

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of or transfer (by merger, disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by merger, disposition, operation of law or otherwise), of any interest in any equity securities beneficially owned by such Person.

“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.

(b)          Dividends. Subject to all of the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the Board of Directors out of funds and other assets legally available for the payment of dividends. The Board of Directors may declare a dividend or distribution upon the Common Stock in shares of any class or series of capital stock of the Corporation. The holders of Voting Common Stock and the holders of Non-Voting Common Stock shall be entitled to share equally, on a per-share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of, or rights, options or warrants to purchase or otherwise acquire shares of, Common Stock, holders of Voting Common Stock shall receive shares of, or rights, options or warrants to purchase or otherwise acquire shares of, Voting Common Stock, as the case may be, and the holders of Non-Voting Common Stock shall receive an equal number of shares of, or rights, options or warrants to purchase or otherwise acquire shares of, Non-Voting Common Stock, as the case may be.

(c)          Liquidation. In the event of any liquidation, dissolution or other winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they respectively shall be entitled, or an amount sufficient to pay the aggregate amount to which such holders shall be entitled shall have been deposited in trust with a bank or trust company having its principal office in the Borough of Manhattan, City, County and State of New York, having a capital, undivided profits and surplus aggregating at least $50,000,000, for the benefit of the holders of the Preferred Stock, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

(d)          Voting Rights.  Except as otherwise expressly provided with respect to the Preferred Stock and except as may be required by law or this Certificate of Incorporation, the Voting Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes and with respect to all other matters and each holder of Voting Common Stock shall be entitled to one vote for each share held. Except as may be required by law or this Certificate of Incorporation, including  paragraphs (d)(i) – (ii) below, the holders of shares of Non-Voting Common Stock shall not be entitled to vote (in their capacity as the holders of Non-Voting Common Stock) on any matter submitted to a vote of the shareholders of the Corporation.  So long as any shares of Non-Voting Common Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Non-Voting Common Stock, voting as a single and separate class:

(i)          amend, alter or repeal any provision of this Part II of Article FOURTH of this Certificate of Incorporation or the Corporation’s bylaws that would alter, modify or change the powers, preferences or special rights of the Non-Voting Common Stock, in each case, by any means, including by merger, consolidation, reclassification, or otherwise (other than in connection with a Reorganization Event where the shares of Non-Voting Common Stock will be treated in accordance with paragraph (f) of Part II of Article FOURTH) so as to, or in a manner that would, adversely affect the preferences, rights, privileges or powers of the Non-Voting Common Stock; or

(ii)          seek any voluntary liquidation, the dissolution or winding up of the Corporation.

(e)          Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Voting Common Stock or Non-Voting Common Stock, the outstanding shares of the other such classes will be subdivided or combined in the same proportion and manner.

(f)          Adjustments.

(i)          Upon the occurrence of a Reorganization Event prior to a Conversion Date, each share of Non-Voting Common Stock outstanding immediately prior to such

Reorganization Event shall, without the consent of any holder of Non-Voting Common Stock, automatically convert into the types and amounts of securities, cash, and other property that is or was receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which such share of Non-Voting Common Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Voting Common Stock (such securities, cash, and other property, the “Exchange Property”); provided that if (x) the Exchange Property consists of any Voting Securities of another Person and (y) after giving effect to such automatic conversion, SMBC and its Affiliates would collectively hold more than 4.99% of any Class of Voting Securities of such Person, then, at the Corporation’s option, (1) each share of Non-Voting Common Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall become convertible in connection with a Convertible Transfer or an Additional Issuance in accordance with the terms of Part II of Article FOURTH, at the option of the holders of Non-Voting Common Stock, into the Exchange Property, or (2) the Corporation shall redeem the holder’s Non-Voting Common Stock at a cash price per share of Non-Voting Common Stock equal to the Fair Market Value per share of Voting Common Stock. The holders of Non-Voting Common Stock shall not have any separate class vote on any Reorganization Event. A “Reorganization Event” shall mean:

(1)
any consolidation, merger, conversion or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;

(2)
any sale, Transfer, lease, or conveyance to another Person of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;

(3)	any reclassification of the Voting Common Stock into securities other than the Voting Common Stock; or

(4)	any statutory exchange of the outstanding Common Stock for securities of another Person (other than in connection with a merger or acquisition).

(ii)          In the event that holders of the shares of the Voting Common Stock have the opportunity to elect the form of consideration to be received in such Reorganization Event, the Corporation shall ensure that the holders of Non-Voting Common Stock have the same opportunity to elect the form of consideration in accordance with the same procedures and pro ration mechanics that apply to the election to be made by the holders of the Voting Common Stock.

(iii)          The provisions of this paragraph (f) of Part II of Article FOURTH shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of this paragraph (f) of Part II of Article FOURTH shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(iv)         The Corporation (or any successor) shall, at least twenty (20) days prior to the occurrence of any Reorganization Event, provide written notice to the holders of Non-Voting Common Stock of such occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this paragraph (f) of Part II of Article FOURTH.

(v)          Notwithstanding anything to the contrary in paragraph (b) of this Part II of Article FOURTH, if, at any time prior to a Conversion Date, the Corporation (i) issues to all holders of the Voting Common Stock (A) shares of securities or assets of the Corporation (other than shares of Common Stock or cash) as a dividend on the Voting Common Stock, or (B) certain rights or warrants entitling them for a period of sixty (60) days or less to purchase shares of Voting Common Stock at less than the current market value of the Voting Common Stock at that time, in each case, then the Corporation will make such provision as is necessary so that the holder of Non-Voting Common Stock receives (upon cancellation of such shares of Non-Voting Common Stock in the event of a tender offer or exchange offer) the same dividend or other asset or property, if any, as it would have received in connection with such Adjustment Event (as defined below) if it had been the holder on the record date (or the date such event is effective, as the case may be) of the number of shares of Voting Common Stock into which the shares of Non-Voting Common Stock held by such holder of Non-Voting Common Stock are then convertible; or (ii) purchases shares of Voting Common Stock pursuant to a tender offer or exchange offer generally available to holders of Voting Common Stock (subject to customary securities laws limitations) at above the current market value of the Voting Common Stock at that time, and in each such case the record date with respect to such event (or the date such event is effective, as the case may be) occurs on or after the date that any shares of Non-Voting Common Stock are first issued and prior to a Conversion Date (each such event described in (i)-(ii), an “Adjustment Event”), then the Corporation will make such provision to extend such tender offer or exchange offer on equivalent terms to the holders of Non-Voting Common Stock; provided that, to the extent that it is not reasonably practicable for the Corporation to make such provision, the terms of the Non-Voting Common Stock shall be adjusted to provide the holder of Non-Voting Common Stock with an economic benefit comparable to that which it would have received had such provision been made; it being understood that this paragraph (f)(v) shall not apply to the extent that any holder of Non-Voting Common Stock participates, or is permitted to participate, on a pro rata as-converted basis with the holders of Voting Common Stock. Notwithstanding anything to the contrary herein, this right shall not allow SMBC or its BHCA Affiliates to acquire a higher percentage of any Class of Voting Securities of the Corporation than SMBC and its BHCA Affiliates beneficially owned immediately prior to the event.

(g)          Conversion of Non-Voting Common Stock.

(i)          Upon the terms and in the manner set forth in this paragraph (g) of Part II of Article FOURTH, but subject to the restrictions set forth in Sections 4.1 and 4.2(a) of the Exchange Agreement, on any Conversion Date for any Convertible Transfer to a Non-BHCA Affiliate, each share of Non-Voting Common Stock subject to such Convertible Transfer (each, a “Subject Share”) will be converted into one fully-paid and non-assessable share of Voting Common Stock.

(ii)          To effect a Convertible Transfer, a holder of Non-Voting Common Stock shall deliver to the Corporation (x) a written notice (the “Notice of Convertible Transfer and Conversion”) that (1) identifies the proposed transferee and manner of Transfer, the number of Subject Shares to be converted and the corresponding number of shares of Voting Common Stock to be transferred (the “Conversion Shares”), (2) certifies that such Transfer is a Convertible Transfer and that the proposed transferee is a Non-BHCA Affiliate, (3) notifies the Corporation that such holder is tendering the Subject Shares for conversion in accordance with this this paragraph (g) of Part II of Article FOURTH and (4) provides instructions for delivery of the Conversion Shares on the Conversion Date and (y) a representation letter and other information as may be reasonably requested by the Corporation in accordance with Section 6.3(c) of the Exchange Agreement (collectively, the “Convertible Transfer Notice Documents”). The Notice of Convertible Transfer and Conversion must be received by the Corporation by 4:00 p.m., New York City time, two Business Days prior to the Conversion Date.

(iii)         Following receipt of valid Convertible Transfer Notice Documents, on the Conversion Date, the Corporation shall effect the conversion of the Subject Shares by delivering the Conversion Shares in accordance with the instructions provided in the Notice of Convertible Transfer and Conversion.

(iv)         Immediately upon conversion, the rights of the holders of Non-Voting Common Stock with respect to the shares of the Non-Voting Common Stock so converted shall cease and the persons entitled to receive the shares of Voting Common Stock upon the conversion of such shares of Non-Voting Common Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Voting Common Stock. In the event that a holder shall not by written notice designate the name in which shares of Voting Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of the shares of Non-Voting Common Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the holder of Non-Voting Common Stock and in the manner shown on the records of the Corporation.

(v)          All shares of Voting Common Stock which may be issued upon conversion of the shares of Non-Voting Common Stock will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable.

(h)          Conversion upon Additional Issuance.

(i)          If any action by the Corporation, which may include the issuance of additional Voting Common Stock (any such action, an “Additional Issuance”), has the effect of reducing the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates), then SMBC may elect to convert each share of the Non-Voting Common Stock to an equivalent number of fully-paid and non-assessable shares of Voting Common Stock so long as such conversion does not allow SMBC (together with its BHCA Affiliates) to acquire a higher percentage of the Class of Voting Securities than SMBC (together with its BHCA Affiliates)

controlled immediately prior to such conversion, which right shall be interpreted and applied in a manner consistent with 12 C.F.R. 225.9(a)(5); provided that the foregoing shall not apply with respect to any such action by the Corporation unless the aggregate resulting reduction of the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates) would exceed one-half percent (0.5%).

(ii)          Upon SMBC’s (or its Affiliates) election to convert the Non-Voting Common Stock pursuant to paragraph (h)(i) of Part II of Article FOURTH, SMBC shall deliver to the Corporation a written notice (the “Additional Issuance Notice”) that notifies the Corporation that such holder of Non-Voting Common Stock is tendering the Non-Voting Common Stock for conversion in accordance with paragraph (h)(i) of Part II of Article FOURTH. Any such conversion shall be settled by the Corporation on the second business day following delivery of an Additional Issuance Notice in accordance with Section XX of Article SEVENTH.

(i)          Equal Status. Except as expressly provided in this Part II of Article FOURTH, including paragraph (f)(v) of this Part II of Article FOURTH, or required by applicable law, shares of Voting Common Stock and Non-Voting Common Stock shall have the same rights, privileges and preferences (including in respect of dividends and in respect of distributions upon any dissolution, liquidation or winding up of the Corporation), rank equally, share ratably, be treated the same (including in any merger, consolidation, share exchange, stop split, reverse stock split, reclassification or other similar transaction) and be identical in all respects as to all matters; provided that, notwithstanding the foregoing, so long as the Corporation complies with paragraph (f)(v) of this Part II of Article FOURTH, the Corporation may repurchase or offer to repurchase, including through open market repurchases or tender offer, or otherwise redeem the Voting Common Stock or the Non-Voting Common Stock, without also repurchasing or offering to repurchase or otherwise redeeming any shares of Non-Voting Common Stock or Voting Common Stock, respectively.

(j)          Reservation of Stock.

(i)          The Corporation shall at all times reserve and keep available out of its authorized and unissued Voting Common Stock or shares acquired or created by the Corporation, solely for issuance upon the conversion of shares of Non-Voting Common Stock as provided in this Certificate of Incorporation, free from any preemptive or other similar rights, such number of shares of Voting Common Stock as shall from time to time be issuable upon the conversion of all the shares of Non-Voting Common Stock then outstanding.

(ii)         The Corporation hereby covenants and agrees that, for so long as shares of the Voting Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Non-Voting Common Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Voting Common Stock until the first conversion of Non-Voting Common Stock into Voting

Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Voting Common Stock issuable upon conversion of the Non-Voting Common Stock in accordance with the requirements of such exchange or automated quotation system at such time.

III.          [Reserved]

FIFTH:             The Corporation’s Board of Directors has designated 10 shares of Preferred Stock as Series A Non-Voting Convertible Preferred Stock, which shall have the following designations, rights and preferences:

Section 1.          Designation and Amount. The shares of such series shall be designated as the “Series A Non-Voting Convertible Preferred Stock” (the “Convertible Preferred Stock”) and the number of shares constituting such series shall be ten (10).

Section 2.          Dividends and Distribution. (1) The holders of Convertible Preferred Stock, in preference to the holders of common stock, par value $1.00 per share of the Company (the “Voting Common Stock”) and the holders of non-voting common stock, par value $1.00 per share of the Company (the “Non-Voting Common Stock” and, together with the Voting Common Stock, the “Common Stock”), shall be entitled to receive, subject to Section 510 of the New York Business Corporation Law (“NYBCL”), when, as and if declared by the Board of Directors out of surplus of the Company legally available for the payment of dividends, a pro rata share of any dividends declared and paid with respect to Common Stock (determined as if the Convertible Preferred Stock had been fully converted into Voting Common Stock as provided herein). The Board of Directors may fix a record date for the determination of holders of Convertible Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall coincide with the record date selected with respect to the dividends declared and to be paid to holders of Common Stock.

(a)          If any dividend payment on the Convertible Preferred Stock is not paid as required herein, the Company shall be prohibited from declaring, paying or setting apart for payment any dividends or making any other distributions on any Common Stock, and from redeeming, purchasing or otherwise acquiring (or making any payment to or available for a sinking fund for the redemption, purchase or other acquisition of any shares of such stock) (either directly or through any Subsidiary) any Common Stock, until all such dividends that are due are paid in full. Dividends paid on the Convertible Preferred Stock in an amount less than the total amount of such dividends payable and due on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(b)          The holders of Convertible Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3.          Voting Rights. The holders of shares of Convertible Preferred Stock shall have no voting rights, and their consent shall not be required for the taking of any corporate action, except as is required by the NYBCL.

Section 4.          Conversion. Each share of Convertible Preferred Stock shall automatically and immediately be converted into a number of Voting Common Stock equal to the Conversion

Number on the earlier to occur of (i) the date the Company determines (with the concurrence of the Initial Holders of the Convertible Preferred Stock) that the approval required from the Federal Reserve Board with respect to the conversion of the Convertible Preferred Stock held by the Initial Holders into Voting Common Stock has been obtained, (ii) the sale in accordance with the terms hereof to a Person that is not an Affiliate of the Initial Holders of the Convertible Preferred Stock and (iii) 90 days following the issuance of the Convertible Preferred Stock to the Initial Holders of the Convertible Preferred Stock .

Section 5.          Adjustment of Conversion Number. (1) Share Dividends, Subdivisions, Reclassifications, Combinations. If the Company declares a dividend or makes a distribution on the outstanding Voting Common Stock in Voting Common Stock, or subdivides or reclassifies the outstanding Voting Common Stock into a greater number of Voting Common Stock, or combines the outstanding Voting Common Stock into a smaller number of Voting Common Stock, then, in each such event,

(i)          the then applicable Conversion Number shall be adjusted so that the registered holder of each Convertible Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of Voting Common Stock which such holder would have been entitled to receive immediately after the happening of any of the events described above had such Convertible Preferred Stock been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier; and

(ii)          an adjustment to the Conversion Number made pursuant to this clause (a) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Voting Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

(b)          Issuances upon Merger, Amalgamation, Consolidation or Sale of Company. If the Company shall be a party to any transaction (including a merger, amalgamation, consolidation, sale of all or substantially all of the Company’s assets, liquidation or recapitalization of the Common Stock and excluding any transaction to which Section 5(a) applies) in which the previously outstanding Common Stock shall be changed into or, pursuant to the operation of law or the terms of the transaction to which the Company is a party, exchanged for different securities of the Company or common shares or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing, then, as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that each holder of Convertible Preferred Stock shall be entitled, upon conversion, to an amount per Convertible Preferred Stock equal to (A) the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as applicable, into which or for which each Common Share is changed or exchanged multiplied by (B) the Conversion Number in effect immediately prior to the consummation of such transaction.

(c)          Adjustment to Certificate. Irrespective of any adjustments in the Conversion Number or the kind of shares into which of the Convertible Preferred Stock will automatically convert pursuant hereto, certificates theretofore or thereafter issued may continue to express the same Conversion Number and kind of shares as are stated on the certificates initially issuable pursuant to the provisions hereof, but such Conversion Number and number and kind of shares shall be understood to be adjusted as provided herein.

(d)          Notices of Adjustment. (i) Upon any adjustment of the Conversion Number pursuant to Section 5, the Company shall promptly, but in any event within 10 days thereafter, cause to be given to each registered holder of a Convertible Preferred Stock, at its address appearing on the share register by registered mail, postage prepaid, a certificate signed by an executive officer setting forth the Conversion Number and/or the number of shares of other securities or assets issuable upon the conversion of each Convertible Preferred Stock as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 5. (ii) In the event the Company proposes to take (or receives notice of) any action which would require an adjustment of the Conversion Number pursuant to Section 5, then the Company shall cause to be given to each registered holder of Convertible Preferred Stock at its address appearing on the share register, at least 10 days prior to the applicable record date or effective date for such action, a written notice in accordance with Section 5: (A) stating such record date or effective date, (B) describing such action in reasonable detail and (C) stating the date as of which it is expected that holders of record of Common Stock shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section 5(d) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.

Section 6.          Liquidation, Dissolution or Winding Up. (1) If the Company shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under applicable bankruptcy, insolvency or similar laws, or consent to the entry of an order for relief of any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due and on account of such event the Company shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Company, the holders of Convertible Preferred Stock shall be entitled to receive a pro rata share (determined as if the Convertible Preferred Stock had been fully converted into Voting Common Stock as provided herein) of any distributions made to the holders of Common Stock (“Liquidating Distributions”); provided, however, that each holder of Convertible Preferred Stock shall not receive less than $10.00 per share of Convertible Preferred Stock owned of record by such holder together with an amount in cash equal to all dividends accrued and unpaid thereon to the date of such distribution or payment (the “Liquidation Preference”).

(a)          Neither the consolidation, merger, amalgamation or other business combination of the Company with or into any other Person or Persons nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Company to a Person or

Persons shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 6.

Section 7.          Rank. The Convertible Preferred Stock shall rank, with respect to preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof, including, without limitation, with respect to the payment of dividends and redemption payments and the distribution of assets, prior to all Common Stock of the Company only to the extent provided herein and otherwise shall rank pari passu with the Common Stock. As provide in Section 6, with respect to any event that would require payment of the Liquidation Preference pursuant to Section 6(a), the Convertible Preferred Stock shall rank prior to all Common Stock with respect to distributions up to an amount equal to such Liquidation Preference, and with respect to all other distributions, pari passu with all Common Stock of the Company.

Section 8.          Transfer. Except to the extent required by applicable law, Convertible Preferred Stock may not be transferred, other than (i) with the prior written consent of the Company, which consent shall not be unreasonably withheld or (ii) by any Initial Holder to one of its Affiliates. The Convertible Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States or to any citizen or resident of the United States in the absence of a valid registration under the Securities Act except in reliance on an exemption from the registration requirements of the Securities Act.

Section 9.          Definitions. For the purposes of this Exhibit:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

“Board of Directors” means the Board of Directors of the Company.

“Company” means Leucadia National Corporation.

“Conversion Number” means initially 134,772 and thereafter shall be subject to adjustment from time to time pursuant to the terms of Section 5 hereof.

“Initial Holders” means each purchaser of Convertible Preferred Stock pursuant to the Subscription Agreement, dated as of December 23, 2002, among such purchasers and the Company.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a Company, a partnership, a trust or other entity.

“Securities Act” shall mean the United States Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Subsidiary” of any Person means any Company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

SIXTH:             The Corporation’s Board of Directors has designated 125,000 shares of Preferred Stock as 3.25% Series A Cumulative Convertible Preferred Shares, which shall have the following designations, rights and preferences:

Section 1.          Designation and Amount. The shares of such series shall be designated as the “3.25% Series A Cumulative Convertible Preferred Shares” (the “Series A Cumulative Convertible Preferred Shares”) and the number of shares constituting such series shall be 125,000.

Section 2.          Certain Definitions. As used in this Article SIXTH, the following terms shall have the following meanings, unless the context otherwise requires:

“Acquisition Stock Price” shall have the meaning assigned to it in Section 8(b) hereof.

“Additional Shares” shall have the meaning assigned to it in Section 8(a) hereof.

“Adjustment Event Date” shall have the meaning assigned to it in Section 9(k) hereof.

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Base Dividend” shall have the meaning assigned to it in Section 9(a)(iv) hereof.

“Board of Directors” means either the board of directors of the Corporation or any duly authorized committee of such board.

“Business Day” means any day other than a Saturday, Sunday or a day on which state or U.S. federally chartered banking institutions in New York, New York are not required to be open.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

“Certificate” means this Certificate of Amendment of the Certificate of Incorporation.

“Change of Control Transaction” means any of the following: (i) any acquisition by any person or “group” (as defined in Rule 13d-5 under the Exchange Act) (other than (x) any ESOP or other employee benefit plan of the Corporation (unless such ESOPs and other employee benefit plans in the aggregate own greater than 80% of the Corporation’s outstanding voting stock) or (y) holders of the Series A Cumulative Convertible Preferred Shares and their Affiliates) of (a) more than 50% of the outstanding voting stock of the Corporation (whether by merger, stock purchase, recapitalization, reorganization, redemption, issuance of capital stock or otherwise), unless the Corporation’s management, directors or their appointees constitute at least 50% of the acquiror’s or the surviving company’s board of directors or similar governing body, or (b) assets constituting all or substantially all of the assets of the Corporation and its subsidiaries, unless the Corporation’s management, directors or their appointees constitute at least 50% of the acquiror’s board of directors or similar governing body, or (ii) continuing directors (i.e., members of the Board of Directors currently or individuals who become such members on the basis of appointment, election or nomination for election duly approved by a majority of the continuing directors on the Board of Directors at such time) cease to constitute a majority of the Board of Directors.

“Closing Sale Price” of the shares of Voting Common Stock or other capital stock or similar equity interests on any date means the closing sale price per share or interest (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange or inter-dealer quotation system on which such shares of Voting Common Stock or such other capital stock or similar equity interests are traded. In the absence of such a quotation, the Corporation shall be entitled to determine in good faith the Closing Sale Price on such basis as it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.

“Common Stock” means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation.

“Conversion Agent” shall have the meaning assigned to it in Section 18(a) hereof.

“Conversion Date” shall have the meaning assigned to it in Section 7(b) hereof.

“Conversion Price” per share of the Series A Cumulative Convertible Preferred Shares means, on any date, the Liquidation Preference divided by the Conversion Rate in effect on such date.

“Conversion Rate” per share of the Series A Cumulative Convertible Preferred Shares means 32.4231 shares of Voting Common Stock, subject to adjustment pursuant to Section 9 hereof.

“Conversion Transaction Expiration Date” shall mean either (a) the date that is 75 days after the latest date any holder of shares of Series A Cumulative Convertible Preferred Shares shall have made an HSR Filing in connection with the conversion of such shares into

Voting Common Stock in anticipation or as a result of such transaction or (b) 30 days after the date of such transaction, if no such filing shall have been made.

“Corporation” shall have the meaning assigned to it in the preamble to this Certificate, and shall include any successor to such Corporation.

“Corporation Option Redemption” shall have the meaning assigned to it in Section 6(a).

“Default Event” shall mean any of the following events shall have occurred:

(i)	the Corporation shall fail to pay in full accrued and unpaid dividends for an aggregate of twenty (20) or more Dividend Payment Dates; or

(ii)
a failure of the Corporation to comply in any material respect with its obligations set forth in this Certificate or a failure of Jefferies Group, Inc. (or its successor-in-interest) to comply in any material respect with its obligations set forth in the Purchase Agreement, which failure is not remedied within 10 days upon either the Corporation’s receipt of notice from any holder of the Series A Cumulative Convertible Preferred Shares or actual knowledge of the failure by any Officer, or the occurrence under the Registration Rights Agreement of a Registration Default, as defined under Section 2(g) of such agreement, which failure is not remedied within 60 days upon either the Corporation’s receipt of notice from any holder of the Series A Cumulative Convertible Preferred Shares or actual knowledge of the Registration Default by any Officer; or

(iii)
the Corporation or any of its material subsidiaries shall (A) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or any of its property; (B) admit in writing its inability to pay debts as they mature; (C) make a general assignment for the benefit of creditors; (D) be adjudicated bankrupt or insolvent; (E) file a voluntary petition in bankruptcy, a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (F) have failed to have in involuntary petition in bankruptcy filed against it dismissed and discharged within sixty (60) calendar days after the date of such filing; (G) corporate actions shall be taken for the purpose of effecting any of the foregoing; or (H) an order judgment or decree shall be entered without the application, approval or consent of the Corporation or such material subsidiary, by any court of competent jurisdiction, approving a petition seeking reorganization of the Corporation or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for sixty (60) calendar days; or

(iv)	the Termination of Trading; or

(v)	any of the representations and warranties contained in the Purchase Agreement in relation thereto shall be false or misleading in any material respect.

“Default Rate” shall mean 4.0% per annum.

“Designated Event” means an event or condition that shall be deemed to have occurred upon a Fundamental Change or a Termination of Trading.

“Determination Date” shall have the meaning assigned to it in Section 9(k) hereof.

“Dividend Payment Date” shall have the meaning assigned to it in Section 4(a) hereof.

“Dividend Period” shall mean the period beginning on, and including, a Dividend Payment Date and ending on, and excluding, the immediately succeeding Dividend Payment Date.

“ESOP” shall mean an Employee Stock Ownership Plan established and maintained solely for the benefit of the employees of the Corporation.

“Exchange Act” shall mean the U. S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, at any date of determination and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

“Fundamental Change” means the occurrence of any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which 90% or more of the shares of Common Stock are exchanged for, converted into, acquired for or constitute solely the right to receive, consideration which is not at least 90% of the shares of common stock of the Person which is conducting the business of the Corporation immediately after such transaction or event that (i) is listed on, or immediately after such transaction or event will be listed on, a United States national securities exchange or (ii) is approved, or immediately after such transaction or event will be approved, for quotation thereof in an inter-dealer quotation system of any registered United States national securities association. (For the avoidance of doubt, any merger, stock purchase, recapitalization, reorganization, redemption, issuance of stock or similar transaction pursuant to which the holders of Common Stock will receive, or have the right to receive, primarily cash or Illiquid Securities in exchange for or in consideration of, their shares of Common Stock shall constitute a Fundamental Change.)

“GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

“Hart Scott Rodino Act” shall mean the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended.

“Holder’s Redemption Notice” shall have the meaning assigned to it in Section 6(d)(i) hereof.

“HSR Filing” shall have the meaning assigned to it in Section 17.

“Illiquid Securities” shall mean shares of Capital Stock or other interests (a) which are not listed on a United States national securities exchange or approved for quotation thereof in an inter-dealer quotation system of any registered United States national securities association or (b) in respect of which, there is no liquid market for the purchase and sale of such shares or other interests.

“Issue Date” means March 1, 2013.

“Junior Stock” shall have the meaning assigned to it in Section 3(a) hereof.

“Letter Agreement” shall mean the Letter Agreement, dated as of February 15, 2013, by and among Jefferies Group, Inc., JSP Holdings, Inc., the Corporation, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company.

“Liquidation Preference” shall have the meaning assigned to it in Section 5(a) hereof.

“Mandatory Redemption Events” shall mean any one or more of a Change of Control Transaction, Designated Event or a Default Event.

“Officer” means the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Comptroller, any Assistant Comptroller, the Secretary or any Assistant Secretary of the Corporation.

“outstanding” means, when used with respect to the Series A Cumulative Convertible Preferred Shares, as of any date of determination, all shares of the Series A Cumulative Convertible Preferred Shares outstanding as of such date; provided, however, that, if such Series A Cumulative Convertible Preferred Shares is to be redeemed or repurchased, notice of such redemption or repurchase has been duly given pursuant to this Certificate and a sufficient sum set apart for the payment of the Redemption Price for the shares of the Series A Cumulative Convertible Preferred Shares to be redeemed, then immediately after such Redemption Date such shares of the Series A Cumulative Convertible Preferred Shares shall cease to be outstanding; provided further that, in determining whether the holders of the Series A Cumulative Convertible Preferred Shares have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series A Cumulative Convertible Preferred Shares owned by the Corporation or a Subsidiary or Affiliate thereof shall be deemed not to be outstanding, except that, in determining whether any Registrar or Transfer Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Series A Cumulative Convertible Preferred Shares which such Registrar has actual knowledge of being so owned by the Corporation or a Subsidiary or Affiliate thereof shall be deemed not to be outstanding.

“Parity Stock” shall have the meaning assigned to it in Section 3(b) hereof.

“Paying Agent” shall have the meaning assigned to it in Section 18(a) hereof.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Proposed Redemption Date” shall have the meaning assigned to it in Section 6(c)(i).

“Purchase Agreement” shall mean the Purchase Agreement, dated as of February 17, 2006, by and among Jefferies Group, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company.

“Record Date” means (i) with respect to the dividends payable on January 15, April 15, July 15 and October 15 of each year, the January 1, April 1, July 1 and October 1, respectively, immediately preceding such date and (ii) solely for the purpose of adjustments to the Conversion Rate pursuant to Section 9, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Redemption Date” shall mean (a) in the case of a Corporation Option Redemption, the date that is fixed for redemption of the Series A Cumulative Convertible Preferred Shares by the Corporation in accordance with Section 6(a) hereof and (b) in the case of a redemption in accordance with Section 6(b), the date as specified in Section 6(b).

“Redemption Price” means $1,000.00 per share, plus accrued and unpaid dividends (whether or not declared) to the date of payment.

“Registrar” shall mean the Person responsible for recordation and registration of the name, addresses and amounts of the registered holders of the Series A Cumulative Convertible Preferred Shares.

“Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of the date hereof, among the Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company.

“Related Fund” shall mean, with respect to any holder of Series A Cumulative Convertible Preferred Shares, any fund or entity that (a) invests in securities or bank loans and (b) is advised or managed by such holder, the same investment advisor of such holder or by an affiliate of such holder or advisor.

“Right of First Refusal” shall have the meaning assigned to it in Section 15(b)(i) hereof.

“Rights Plan” shall have the meaning assigned to it in Section 9(n) hereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Series A Cumulative Convertible Preferred Shares” shall have the meaning assigned to it in Section 1 hereof.

“Spin-Off” shall have the meaning assigned to it in Section 9(a)(iii) hereof.

“Stated Value” means $1,000 per share.

“Subsidiary” means, with respect to any Person, (a) any corporation, association, business entity or other Person of which more than 50% of the total voting power of shares of capital stock or equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

“Termination of Trading” shall mean that shares of Voting Common Stock (or other shares of common stock or other securities or rights into which the Series A Cumulative Convertible Preferred Shares is then convertible) are, for a period of more than 15 consecutive Business Days, neither listed for trading on a United States national or regional securities exchange nor approved for listing on a United States national securities exchange or for quotation on an inter-dealer quotation system of any registered United States national securities association.

“Trading Day” means, in respect of Voting Common Stock or other securities as the context requires, a day during which trading in securities generally occurs on the principal national or regional securities exchange on which such Voting Common Stock or other security is then listed, or, if such Voting Common Stock or other security is not listed on a national or regional securities exchange, on the Nasdaq National Market, or if such Voting Common Stock or other security is not quoted on the Nasdaq National Market, on the principal other market on which such Voting Common Stock or other security is then traded.

“Transfer Agent” shall mean the Person assigned to transfer the Series A Cumulative Convertible Preferred Shares in accordance with Section 12 hereof.

“Transaction Consideration” shall have the meaning assigned to it in Section 8(a) hereof.

“Voluntary Acquisition Transaction” shall mean a Change of Control Transaction or Fundamental Change in respect of which the Corporation voluntarily enters into one or more agreements to effect such transaction and such agreements shall have been approved by the Board of Directors.

“Voting Common Stock” means the shares of the class designated as the common stock of the Corporation at the date of this Certificate (namely, the Common Stock, par value $1.00 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

Section 3.          Rank. The Series A Cumulative Convertible Preferred Shares shall, with respect to dividend rights or rights upon liquidation, winding-up or dissolution (after payment of amounts owing to creditors of the Corporation), rank:

(a)          senior to the Common Stock and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks on a parity with the Series A Cumulative Convertible Preferred Shares as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Junior Stock”); and

(b)          on a parity with any other class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks on a parity with the Series A Cumulative Convertible Preferred Shares as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Parity Stock”).

Section 4.          Dividends. (a) Quarterly Dividends. Holders of the Series A Cumulative Convertible Preferred Shares shall be entitled to receive, whether or not earned or declared by the Board of Directors, out of funds legally available for payment, cumulative cash dividends at the rate per annum of 3.25% of the Stated Value per share, subject in each case to the provisions of Section 6(f). Such dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears on January 15, April 15, July 15 and October 15 (each a “Dividend Payment Date”); provided that, if any Dividend Payment Date falls on a day that is not a Business Day, the related dividend will be paid on the next day that is a Business Day, with the same force and effect as if the dividend payment had been made on such Dividend Payment Date and without any interest or other payment with respect to the delay. Dividends shall also be payable upon any Redemption Date and upon the final distribution date relating to the liquidation, dissolution or winding-up of the Corporation. The first Dividend Payment Date shall be April 15, 2013. Dividends on the Series A Cumulative Convertible Preferred Shares shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable to holders of record as they appear in the records of the Corporation at the close of business on the applicable Record Date.

(b)          Cumulative Dividends. Dividends on the Series A Cumulative Convertible Preferred Shares shall accumulate from and including the Issue Date. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the Series A Cumulative Convertible Preferred Shares which may be in arrears. Subject to Section 4(d), holders of the Series A Cumulative Convertible Preferred Shares shall not be entitled to any dividends in excess of the full cumulative dividends as described above.

(c)          Dividend Priority. No dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Series A Cumulative Convertible Preferred Shares with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid or declared and a sufficient sum set apart for the payment of such dividend, upon all outstanding shares of the Series A Cumulative Convertible Preferred Shares.

(d)          Dividend Preference. No dividends or other distributions (other than a dividend or distribution payable solely in shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock) and cash in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Parity Stock or Junior Stock, nor may any Parity Stock or Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Parity Stock or Junior Stock) by or on behalf of the Corporation (except by conversion into or exchange for shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock)), other than in connection with the purchase by the Corporation of any shares of Voting Common Stock upon the exercise or deemed exercise of options or rights to purchase shares of Voting Common Stock which were issued pursuant to any present or future employee, director or consultant incentive or benefit plan or program of or assumed by the Corporation or any of its subsidiaries, in each case, adopted in good faith and approved by a majority of the independent directors of the Board of Directors, unless all accumulated and unpaid dividends have been or contemporaneously are declared and paid, or are declared and a sum sufficient for the payment thereof is set apart for such payment, on the Series A Cumulative Convertible Preferred Shares and any Parity Stock for all dividend payment periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition. Notwithstanding the foregoing, if full dividends have not been paid on the Series A Cumulative Convertible Preferred Shares and any Parity Stock, dividends may be declared and paid on the Series A Cumulative Convertible Preferred Shares and such Parity Stock so long as the dividends are declared and paid pro rata so that the amounts of dividends declared per share on the Series A Cumulative Convertible Preferred Shares and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of the Series A Cumulative Convertible Preferred Shares and such Parity Stock bear to each other. Holders of shares of the Series A Cumulative Convertible Preferred Shares will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends.

Section 5.          Liquidation Preference. (a) In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the Corporation’s assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, holders of the Series A Cumulative Convertible Preferred Shares shall be entitled to receive $1,000.00 per share of the Series A Cumulative Convertible Preferred Shares plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid thereon to the date of final distribution to such holders (such amounts which are entitled to be received herein referred to as the “Liquidation Preference”); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding-up of the Corporation, the Corporation’s assets, or proceeds thereof, distributable among the holders of the Series A Cumulative Convertible Preferred Shares are insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A Cumulative Convertible Preferred Shares and any other Parity Stock ratably in accordance with the respective amounts that would be payable on such shares of the Series A Cumulative Convertible Preferred Shares and any such other Parity Stock if all amounts payable thereon were paid in full.

(b)          Certain Transactions not a Liquidation. Neither the voluntary sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets nor the consolidation, merger or amalgamation of the Corporation with or into any corporation or other entity or the consolidation, merger or amalgamation of any corporation or other entity with or into the Corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(c)          Liquidating Distributions on Junior Stock. Subject to the rights of the holders of any Parity Stock, after payment has been made in full to the holders of the Series A Cumulative Convertible Preferred Shares, as provided in this Section 5, holders of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid Or distributed, and the holders of the Series A Cumulative Convertible Preferred Shares shall not be entitled to share therein.

Section 6.          Redemption of the Series A Cumulative Convertible Preferred Shares. Shares of the Series A Cumulative Convertible Preferred Shares shall be redeemable by the Corporation in accordance with this Section 6.

(a)          Redemption at the Corporation’s Option. The Corporation shall have no option to redeem any shares of the Series A Cumulative Convertible Preferred Shares before January 15, 2023. On or after January 15, 2023, the Corporation shall have the option to redeem, (each a “Corporation Option Redemption”), subject to Section 6(n) hereof, in whole or in part (if in part, in an amount equal to at least 10% of the then outstanding shares of the Series A Cumulative Convertible Preferred Shares) at the Redemption Price on the Redemption Date specified by the Corporation, but in any event the Corporation must redeem any outstanding shares of the Series A Cumulative Convertible Preferred Shares on January 15, 2038 at the Redemption Price.

(b)          Redemption at Holder’s Option. In the event of a Mandatory Redemption Event, each holder of the Series A Cumulative Convertible Preferred Shares will have the right to require the Corporation to redeem all or any portion of the Series A Cumulative Convertible Preferred Shares held by it at the Redemption Price. In the event of a Mandatory Redemption Event in respect of which any such holder elects to require the Corporation to make such a redemption, the Redemption Date shall be (i) in the case of a Voluntary Acquisition Transaction giving rise to such election, the date of closing of such Voluntary Acquisition Transaction or (ii) in all other cases the date which is the 30th day after such holder’s Redemption Notice in respect thereto.

(c)          Redemption Procedure. Within 15 days after an Officer becomes aware of any event or condition which could reasonably be expected to give rise to a Mandatory Redemption Event (other than a Voluntary Acquisition Transaction), within five Business Days after a Voluntary Acquisition Transaction shall have been announced to the public or becomes a matter of public record and in the event the Corporation elects a Corporation Option Redemption, not less than 30 days nor more than 60 days prior to the Redemption Date specified by the Corporation, the Corporation shall send a written notice by first class mail to each holder of record of the Series A Cumulative Convertible Preferred Shares at such holder’s registered address, stating:

(i)           in the case of a Corporation Option Redemption, the Redemption Date and, in the case of the occurrence or potential occurrence of a Mandatory Redemption Event, the events causing such Mandatory Redemption Event and the date upon which such Mandatory Redemption Event occurred or is expected to occur (the “Proposed Redemption Date”);

(ii)          the Redemption Price that will be payable with respect to the shares of the Series A Cumulative Convertible Preferred Shares as of the Redemption Date or the Proposed Redemption Date, and whether such Redemption Price will be paid, subject to the provisions of Section 6(f) in cash or, if applicable, in shares of Voting Common Stock or if a combination of cash and Voting Common Stock, the portions of the Redemption Price in respect of which the Corporation will pay in cash and shares of Voting Common Stock;

(iii)         the Conversion Price, the Conversion Rate and any adjustments thereto made after the Issue Date, in each case as of the date of such notice;

(iv)         if such Mandatory Redemption Event is proposed to be made in connection with, or in anticipation of, a Fundamental Change that occurs prior to January 16, 2023, the Transaction Consideration, the number of Additional Shares and the additional Transaction Consideration which such holder would be entitled to receive pursuant to the provisions of Section 8.

(v)          that shares of the Series A Cumulative Convertible Preferred Shares which are the subject of such redemption may be converted at any time before 5:00 p.m., New York City time on the Business Day immediately preceding the Redemption Date;

(vi)         if applicable, that holders who want to convert shares of the Series A Cumulative Convertible Preferred Shares must satisfy the requirements set forth in Section 7 of this Certificate;

(vii)        that certificates evidencing the shares of the Series A Cumulative Convertible Preferred Shares to be redeemed must be surrendered to the Corporation to collect the Redemption Price;

(viii)       if fewer than all the outstanding shares of the Series A Cumulative Convertible Preferred Shares are to be redeemed by the Corporation, the number of shares to be redeemed of the Series A Cumulative Convertible Preferred Shares;

(ix)         that, unless the Corporation defaults in making payment of such Redemption Price, dividends in respect of the shares of the Series A Cumulative Convertible Preferred Shares which are the subject of such redemption will cease to accumulate on and after the Redemption Date;

(x)          the private placement number of the Series A Cumulative Convertible Preferred Shares; and

(xi)         any other information the Corporation wishes to present.

(d)          Conditions to All Redemptions

(i)          With respect to a redemption at the option of a holder in connection with a Mandatory Redemption Event, such holder of shares of the Series A Cumulative Convertible Preferred Shares that are outstanding at the time of such Mandatory Redemption Event shall exercise its rights in Section 6(b) to have all or any portion of its Series A Cumulative Convertible Preferred Shares redeemed by the Corporation by sending a written notice (which shall be in substantially the form of Exhibit B by first class U.S. mail, overnight courier, hand delivery or facsimile transmission) (a “Holder’s Redemption Notice”) to the Corporation at any time prior to the close of business on (A) in the case of a Voluntary Acquisition Transaction, the tenth Business Day immediately before the applicable Redemption Date or (B) in all other cases, (x) the 30th day after the date such holder shall have received the Corporation’s notice described in Section 6(c) above or (y) if no such notice shall have been given, the 60th day after such holder shall have become aware of the existence of such Mandatory Redemption Event. Upon receipt by the Corporation of the Holder’s Redemption Notice, the holder of the shares of the Series A Cumulative Convertible Preferred Shares in respect of which such Holder’s Redemption Notice was given shall (unless such Holder’s Redemption Notice is withdrawn as specified below) thereafter be entitled, subject to legally available funds, to receive the Redemption Price with respect to such shares of the Series A Cumulative Convertible Preferred Shares, subject to this Section 6.

(ii)          With respect to any redemption pursuant to this Section 6, the delivery to the Corporation of the certificates evidencing such shares of the Series A Cumulative Convertible Preferred Shares to be redeemed (together with all necessary endorsements) at the office of the Corporation or such other place as the Corporation may specify shall be a condition to the receipt by the holder of the Redemption Price.

(iii)         Any redemption by the Corporation contemplated pursuant to the provisions of this Section 6 shall be consummated by the delivery of the consideration to be received by the holder whose shares of Series A Cumulative Convertible Preferred Shares are to be redeemed promptly following the later of the Redemption Date and the time of delivery of the certificates evidencing such shares of the Series A Cumulative Convertible Preferred Shares to the Corporation in accordance with this Section 6.

(e)          Withdrawal of Holder’s Redemption Notice. Notwithstanding anything herein to the contrary, any holder of the Series A Cumulative Convertible Preferred Shares that remains outstanding after a Mandatory Redemption Event who shall have delivered to the Corporation the Holder’s Redemption Notice shall have the right to withdraw such Holder’s Redemption Notice in whole or as to a portion thereof that is at least a full share of the Series A Cumulative Convertible Preferred Shares at any time prior to the close of business on the Business Day before the Redemption Date by delivery of a written notice of withdrawal to the Corporation in accordance with provisions of this Section 6(e) specifying:

(i)           the certificate numbers for such shares in respect of which such notice of withdrawal is being submitted;

(ii)          the number of whole shares of the Series A Cumulative Convertible Preferred Shares with respect to which such notice of withdrawal is being submitted; and

(iii)         the number of shares of the Series A Cumulative Convertible Preferred Shares, if any, that remain subject to the original Holder’s Redemption Notice and have been or will be delivered for redemption by the Corporation.

The Corporation will promptly return to the respective holders thereof all certificates representing any shares of the Series A Cumulative Convertible Preferred Shares with respect to which a Holder’s Redemption Notice has been withdrawn in compliance with this Certificate, in which case, upon such return, the Holder’s Redemption Notice with respect thereto shall be deemed to have been withdrawn.

(f)          Payment of Redemption Price. The Redemption Price shall be paid, at the option of the Corporation, in cash, shares of Voting Common Stock, or any combination thereof; provided that if the Corporation is redeeming Series A Cumulative Convertible Preferred Shares at a holder’s request upon the occurrence of a Mandatory Redemption Event, the Redemption Price shall be payable only in cash; provided further, that if upon the Redemption Date, the Corporation is prohibited from paying the Redemption Price in cash under the terms of any indebtedness of the Corporation or by applicable law. the Corporation shall, if permitted under the terms of such indebtedness and under applicable laws. elect to pay the Redemption Price in shares of Voting Common Stock; and provided further that the Corporation shall not be permitted to pay all or any portion of the Redemption Price in shares of Voting Common Stock in the case of a Default Event and provided further that the Corporation shall not be permitted to pay all or any portion of the Redemption Price in shares of Voting Common Stock in the case of a Change of Control Transaction or a Designated Event unless:

(i)           the Corporation shall have given timely notice pursuant to Section 6(c) hereof of its intention to redeem all or a specified portion of the Series A Cumulative Convertible Preferred Shares with shares of Voting Common Stock as provided herein;

(ii)          the Corporation shall have registered such shares of Voting Common Stock under the Securities Act and the Exchange Act, in each case, if required or desirable to permit such holder to freely sell or transfer such shares without any restrictions as to time, amount or other factors which limit the ability of such holder to freely trade such shares in recognized liquid markets;

(iii)         such shares of Voting Common Stock have been approved for listing on a national securities exchange or have been approved for quotation in an inter-dealer quotation system of any registered United States national securities association; and

(iv)         any necessary qualification or registration under applicable state securities laws have been obtained, if required or desirable to permit such holder to freely sell or transfer such shares without any restrictions as to time, amount or other factors which limit the ability of such holder to freely trade such shares in recognized liquid markets; provided further that if the Corporation shall be prohibited under any agreements applicable to it from paying the Redemption Price in cash, or an event of default (howsoever described) shall arise under any such agreement upon the payment of the Redemption Price in cash, then, notwithstanding any notice by the Corporation to the contrary, the Corporation shall, to the extent not prohibited by such agreements and applicable law, pay the Redemption Price in Voting Common Stock or, in the case of a merger in which the Corporation is not the surviving Person, common stock of the surviving Person or its direct or indirect parent company which is the equivalent of Voting Common Stock.

If each of the foregoing conditions to pay the Redemption Price in shares of Voting Common Stock are not satisfied with respect to any holder or holders of the Series A Cumulative Convertible Preferred Shares prior to the close of business on the last day prior to the Redemption Date and the Corporation has elected to redeem the Series A Cumulative Convertible Preferred Shares pursuant to this Section 6 through the issuance of shares of Voting Common Stock, then, notwithstanding any election by the Corporation to the contrary, subject to there being legally available funds therefor, the Corporation shall pay the entire Redemption Price of the Series A Cumulative Convertible Preferred Shares of such holder or holders in cash provided if the Corporation does not (whether prohibited by applicable law, agreements in respect of its indebtedness or otherwise) pay the Redemption Price in the form and on the date required hereunder the dividend rate on each share of Series A Cumulative Convertible Preferred Shares which is the subject of such redemption shall be increased, commencing on the applicable Redemption Date, to the Default Rate and shall thereafter accrue on the Liquidation Preference per share for each such share. Except as provided in the preceding sentence, the Corporation may not change the form of consideration to be paid for the Series A Cumulative Convertible Preferred Shares after the mailing of written notice of the Redemption Date pursuant to Section 6(c).

(g)          Payments in Voting Common Stock. Payment of the specified portion of the Redemption Price in shares of Voting Common Stock pursuant to Section 6(f) hereof shall be made by the issuance of a number of shares of Voting Common Stock equal to the quotient obtained by dividing (i) the portion of the Redemption Price, as the case may be, to be paid in shares of Voting Common Stock by (ii) 97.5% of the average of the Closing Sale Prices of the Voting Common Stock for the 20 Trading Days immediately preceding and including the second Trading Day prior to the Redemption Date (appropriately adjusted to take into account the occurrence, during such period of any event described in Section 9). The Corporation will not issue fractional shares of Voting Common Stock in payment of the Redemption Price. Instead, the Corporation will pay cash based on the average of the Closing Sale Prices of the Voting Common Stock for the 20 Trading Days immediately preceding and including the second Trading Day prior to the Redemption Date (appropriately adjusted to take into account the occurrence, during such period of any event described in Section 9) for all fractional shares on the Redemption Date.

(h)          Time of Payment. If the Corporation gives notice of redemption, then by 11:00 a.m. (New York City time) on the Redemption Date, the Corporation shall, subject to there being legally available funds therefor, pay to the holders of the Series A Cumulative Convertible Preferred Shares a sufficient sum of cash or, if applicable, Voting Common Stock or a combination of cash and Voting Common Stock, sufficient to pay the aggregate Redemption Price of all shares of the Series A Cumulative Convertible Preferred Shares which are to be redeemed as of the Redemption Date.

(i)          No Dividends on Preferred Shares. If on the Redemption Date, the Corporation has paid the Redemption Price as aforesaid for the shares of the Series A Cumulative Convertible Preferred Shares delivered for redemption as set forth herein, dividends shall cease to accumulate as of the Redemption Date on those shares of the Series A Cumulative Convertible Preferred Shares called for redemption and all rights of holders of such shares shall terminate, except for the right to receive the Redemption Price pursuant to this Section 6.

(j)          Condition to Redemption Payment. Payment of the Redemption Price for shares of the Series A Cumulative Convertible Preferred Shares is conditioned upon physical delivery of certificates representing the Series A Cumulative Convertible Preferred Shares, together with necessary endorsements, to the Corporation at its office or at such other place as the Corporation may designate at any time after delivery of the notice of redemption.

(k)          Payment of Dividends in Certain Circumstances. If the Redemption Date falls after a Record Date and before the related Dividend Payment Date, holders of the shares of the Series A Cumulative Convertible Preferred Shares at the close of business on that Record Date shall be entitled to receive the dividends to be paid on those shares on the corresponding Dividend Payment Date.

(l)          Series A Cumulative Convertible Preferred Shares Redeemed in Part. If fewer than all the outstanding shares of the Series A Cumulative Convertible Preferred Shares are to be redeemed at the option of the Corporation, the particular shares to be redeemed shall be redeemed pro rata among the holders thereof (based on the respective outstanding Redemption Prices for such shares held by each holder).

(m)          New Stock Certificates. Upon surrender of a certificate or certificates representing shares of the Series A Cumulative Convertible Preferred Shares which are to be redeemed in part and part of such shares shall remain outstanding after a Redemption Date, the Corporation shall execute and deliver to such holder of such outstanding shares, a new certificate representing such shares in an amount equal to the unredeemed portion of the shares of the Series A Cumulative Convertible Preferred Shares surrendered for partial redemption.

(n)          Arrears in Dividends. Notwithstanding the foregoing provisions of this Section 6, unless full cumulative dividends (whether or not declared) on all outstanding shares of the Series A Cumulative Convertible Preferred Shares have been paid or contemporaneously are declared and paid for all Dividend Periods terminating on or before the Redemption Date, the Corporation shall have no right to exercise its option to redeem the shares of the Series A Cumulative Convertible Preferred Shares, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A Cumulative Convertible Preferred Shares.

(o)          Compliance with Laws. The Corporation will comply with all the applicable provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act, if required, in connection with any offer by the Corporation to redeem the Series A Cumulative Convertible Preferred Shares and to the extent necessary to comply therewith, the time periods specified herein shall be extended accordingly.

Section 7.          Conversion.

(a)          Right to Convert. Each share of the Series A Cumulative Convertible Preferred Shares shall be convertible at the option of each holder thereof at any time in accordance with, and subject to, this Section 7 into a number of fully paid and non-assessable shares of Voting Common Stock (as such shares shall then be constituted) equal to the Conversion Rate in effect at such time. Notwithstanding the foregoing, if any shares of the Series A Cumulative Convertible Preferred Shares are to be redeemed pursuant to Section 6, such conversion right shall cease and terminate, as to the shares of the Series A Cumulative Convertible Preferred Shares to be redeemed, at 5:00 p.m., New York City time on the Business Day immediately preceding the Redemption Date, unless the Corporation shall default in the payment of the Redemption Price therefor, as provided herein.

If the Corporation is a party to a consolidation, merger, amalgamation, binding share exchange or other transaction pursuant to which shares of Voting Common Stock would be converted into cash, securities or other property as set forth in Section 10, each share of the Series A Cumulative Convertible Preferred Shares may be surrendered for conversion at any time from and after the date that is 30 days prior to the anticipated effective date of the transaction until the Conversion Transaction Expiration Date in respect of such transaction and. at the effective time of the transaction, the right to convert Series A Cumulative Convertible Preferred Shares into shares of Voting Common Stock shall be changed into a right to convert such Series A Cumulative Convertible Preferred Shares into the kind and amount of cash, securities or other property of the Corporation or another Person that the holder would have received if such holder had converted such Series A Cumulative Convertible Preferred Shares immediately prior to the transaction. Upon such change, all references herein to shares of Voting Common Stock shall be references to such cash, securities or other property in each case as the context requires.

(b)          Conversion Procedures. Conversion of shares of the Series A Cumulative Convertible Preferred Shares may be effected by any holder thereof upon the surrender to the Corporation, at the principal office of the Corporation or at such other office or agency as may be directed by the Board of Directors, of the certificate or certificates for such shares of the Series A Cumulative Convertible Preferred Shares to be converted accompanied by a complete and manually signed Notice of Conversion (attached hereto as Exhibit A) along with (A) appropriate endorsements and transfer documents as required by the Board of Directors and (B) if required pursuant to Section 7(c) funds equal to the dividend payable on the next Dividend Payment Date. In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Voting Common Stock in such name or names. Other than such taxes, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Voting Common Stock upon conversion of shares of the Series A Cumulative Convertible Preferred Shares pursuant hereto. The conversion of the Series A Cumulative Convertible Preferred Shares will be deemed to have been made on the date (the “Conversion Date”) such certificate or certificates have been surrendered and the receipt of such Notice of Conversion and payment of all required transfer taxes, if any (or the demonstration to the satisfaction of the Corporation that such taxes have been paid). Promptly (but no later than 10 Business Days) following the Conversion Date, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Voting Common Stock to which the holder of shares of the Series A Cumulative Convertible Preferred Shares being converted (or such holder’s transferee) shall be entitled, and (ii) if less than the full number of shares of the Series A Cumulative Convertible Preferred Shares evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. On the Conversion Date, the rights of the holder of the Series A Cumulative Convertible Preferred Shares as to the shares being converted shall cease except for the right to receive shares of Voting Common Stock and the Person entitled to receive the shares of Voting Common Stock shall be treated for all purposes as having become the record holder of such shares of Voting Common Stock at such time.

(c)          Dividend and Other Payments Upon Conversion.

(i)           If a holder of shares of the Series A Cumulative Convertible Preferred Shares exercises conversion rights, such shares will cease to accumulate dividends as of the end of the day immediately preceding the Conversion Date. On conversion of the Series A Cumulative Convertible Preferred Shares, except for conversion during the period from the close of business on any Record Date corresponding to a Dividend Payment Date to the close of business on the Business Day immediately preceding such Dividend Payment Date, in which case the holder on such Dividend Record Date shall receive the dividends payable on such Dividend Payment Date, accumulated and unpaid dividends on the converted shares of the Series A Cumulative Convertible Preferred Shares shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Voting Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Series A Cumulative Convertible Preferred Shares being converted pursuant to the provisions hereof. If a holder of Series A Cumulative Convertible Preferred Shares elects to have its shares converted into Voting Common Stock, shares of the Series A Cumulative Convertible Preferred Shares surrendered for conversion after the close of business on any

Record Date for the payment of dividends declared and before the opening of business on the Dividend Payment Date corresponding to that Record Date must be accompanied by a payment to the Corporation in cash of an amount equal to the dividend payable in respect of those shares on such Dividend Payment Date; provided that a holder of shares of the Series A Cumulative Convertible Preferred Shares on a Record Date who converts such shares into shares of Voting Common Stock on the corresponding Dividend Payment Date shall be entitled to receive the dividend payable on such shares of the Series A Cumulative Convertible Preferred Shares on such Dividend Payment Date, and such holder need not include payment to the Corporation of the amount of such dividend upon surrender of shares of the Series A Cumulative Convertible Preferred Shares for conversion.

(ii)          Notwithstanding the foregoing, if shares of the Series A Cumulative Convertible Preferred Shares are converted during the period between the close of business on any Record Date and the opening of business on the corresponding Dividend Payment Date and the Corporation has called such shares of the Series A Cumulative Convertible Preferred Shares for redemption during such period, or the Corporation has specified a Redemption Date during such period, then, in each case, the holder who tenders such shares for conversion shall receive the dividend payable on such Dividend Payment Date and need not include any such cash payment of the amount of such dividend upon surrender of shares of the Series A Cumulative Convertible Preferred Shares for conversion.

(d)          Fractional Shares. In connection with the conversion of any shares of the Series A Cumulative Convertible Preferred Shares, no fractions of shares of Voting Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price of the Voting Common Stock on the Trading Day immediately preceding the Conversion Date, rounded to the nearest whole cent.

(e)          Total Shares. If more than one share of the Series A Cumulative Convertible Preferred Shares shall be surrendered for conversion by the same holder at the same time, the number of full shares of Voting Common Stock issuable on conversion of those shares shall be computed on the basis of the total number of shares of the Series A Cumulative Convertible Preferred Shares so surrendered.

(f)          Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Voting Common Stock. The Corporation shall:

(i)           at all times reserve and keep available, free from preemptive rights, for issuance upon the conversion of shares of the Series A Cumulative Convertible Preferred Shares such number of its authorized but unissued shares of Voting Common Stock as shall from time to time be sufficient if necessary to permit the conversion of all outstanding shares of the Series A Cumulative Convertible Preferred Shares;

(ii)          prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series A Cumulative Convertible Preferred Shares, comply with all applicable federal, state and foreign laws and regulations that require action to be taken by the Corporation (including, without limitation, the registration or approval, if required under such laws and regulations, of any shares of Voting Common Stock to be provided for the purpose of conversion of the Series A Cumulative Convertible Preferred Shares hereunder); and

(iii)         ensure that all shares of Voting Common Stock delivered upon conversion of the Series A Cumulative Convertible Preferred Shares, upon delivery, be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights and will be listed upon the New York Stock Exchange or such other securities exchange or interdealer quotation system of any registered United States national securities association on which the Voting Common Stock of the Corporation may be then be listed or included.

Section 8.          Additional Shares Issuable Upon Conversion Following the Occurrence of a Designated Event that is Also a Fundamental Change.

(a)          General. If a holder exercises its right pursuant to Section 7 hereof to convert its Series A Cumulative Convertible Preferred Shares upon the occurrence of a Fundamental Change that occurs prior to January 16, 2023 then (i) at the effective date of the transaction constituting such Fundamental Change, the right to convert Series A Cumulative Convertible Preferred Shares into shares of Voting Common Stock shall be changed into a right to convert such Series A Cumulative Convertible Preferred Shares into the kind and amount of cash, securities or other property of the Corporation or another Person (the “Transaction Consideration”) that the holder would have received if the holder had converted such Series A Cumulative Convertible Preferred Shares immediately prior to such transaction constituting a Fundamental Change and (ii) in the circumstances set forth in Section 8(b) hereof, upon conversion, such holder will be entitled to receive, in addition to the Transaction Consideration in respect of a number of shares of Voting Common Stock equal to the applicable Conversion Rate, an additional Transactional Consideration in respect of an additional number of shares of Voting Common Stock of the Corporation (the “Additional Shares”) determined as set forth in Section 8(b).

(b)          Determination of Additional Shares. The number of Additional Shares referred to in Section 8(a)(ii) shall be determined for the Series A Cumulative Convertible Preferred Shares by reference to the table below, based on the price per share at which the Voting Common Stock of the Corporation is being acquired (the “Acquisition Stock Price”).

(i)          The Acquisition Stock Prices set forth in the first row of each table below (i.e., column headers) will be adjusted as of each date on which the Conversion Rate of the Series A Cumulative Convertible Preferred Shares is adjusted. The adjusted Acquisition Stock Prices will equal the Acquisition Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to such Acquisition Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The initial number of Additional Shares set forth in the table will be adjusted from time to time in the same manner as the Conversion Rate is adjusted from time to time in the manner provided under Section 9.

(ii)          Upon a Fundamental Change which takes place prior to January 16, 2023 the holder of each share of Series A Cumulative Convertible Preferred Shares shall be entitled to receive upon conversion of each share, in addition to shares of Voting Common Stock to which it is entitled based on the Conversion Rate, a number of Additional Shares per $1,000.00 of Liquidation Preference per share of the Series A Cumulative Convertible Preferred Shares so converted which corresponds to the Acquisition Stock Price then in effect and date of such Fundamental Change as set forth in the table below:

Acquisition Stock Price

Year	$24.19	$27.50	$30.84	$35.00	$40.00	$50.00	$60.00	$75.00	$90.00	$110.00	$130.00	$150.00	$175.00	$200.00
1/29/2013	8.905	7.347	6.172	5.078	4.117	2.868	2.104	1.402	0.974	0.619	0.399	0.256	0.141	0.070
1/15/2014	8.905	6.875	5.752	4.711	3.803	2.632	1.922	1.274	0.881	0.556	0.355	0.225	0.121	0.058
1/15/2015	8.905	6.387	5.315	4.330	3.476	2.387	1.734	1.143	0.786	0.492	0.311	0.194	0.101	0.045
1/15/2016	8.905	5.891	4.870	3.939	3.141	2.136	1.542	1.010	0.691	0.429	0.268	0.164	0.082	0.034
1/15/2017	8.905	5.402	4.426	3.546	2.803	1.883	1.349	0.878	0.598	0.369	0.228	0.137	0.066	0.025
1/15/2018	8.905	4.931	3.991	3.156	2.464	1.629	1.158	0.749	0.509	0.312	0.191	0.112	0.052	0.017
1/15/2019	8.905	4.457	3.544	2.751	2.109	1.363	0.959	0.618	0.419	0.256	0.155	0.090	0.039	0.010
1/15/2020	8.905	3.958	3.062	2.305	1.717	1.073	0.746	0.480	0.327	0.200	0.120	0.068	0.027	0.005
1/15/2021	8.905	3.408	2.511	1.788	1.262	0.745	0.512	0.333	0.229	0.142	0.085	0.047	0.017	0.001
1/15/2022	8.905	2.758	1.819	1.126	0.695	0.369	0.256	0.172	0.121	0.076	0.045	0.024	0.007	0.000
1/15/2023	8.905	2.106	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(iii)         The exact Acquisition Stock Prices and Effective Dates may not be set forth in the table above, in which case:

(A)          If the Acquisition Stock Price is between two Acquisition Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares will be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Acquisition Stock Price amounts and the two dates, as applicable, based on a 365-day year.

(B)          If the Acquisition Stock Price is in excess of $200.00 per share (subject to adjustment), no Additional Shares will be issued upon conversion.

(C)          If the Acquisition Stock Price is less than $24.19 per share (subject to adjustment), the number of Additional Shares issued on conversion will be the amount set forth in the farthest column on the left of the table which contains Additional Share numbers.

(iv)         If the Transaction Consideration includes securities or other property other than cash, the value thereof for purposes of determining the Acquisition Stock Price shall be determined in good faith by the Board of Directors.

Section 9.          Adjustments in the Shares of Series A Cumulative Convertible Preferred Shares.

(a)          Conversion Rate Adjustments. Each share of the Series A Cumulative Convertible Preferred Shares shall be convertible into a number shares of Voting Common Stock equal to the Conversion Rate, subject to adjustment from time to time by the Corporation in accordance with the provisions of this Section 9. References to Conversion Rate in this Certificate means the

Conversion Rate in effect on the relevant date. Notwithstanding anything in this Section 9, the Conversion Rate may not be reduced below the initial Conversion Rate as of the date hereof, except for adjustments made under Section 9(a)(i) as a result of a share split or share combination. The Conversion Rate shall be adjusted from time to time by the Corporation as follows:

(i)          If the Corporation issues shares of Voting Common Stock as a dividend or distribution on shares of Voting Common Stock, or if a share split or share combination is effected, the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR O times OS 1 divided by OS O

where,

CR O = the Conversion Rate in effect immediately prior to such event

CR 1 = the Conversion Rate in effect immediately after such event

OS O = the number of shares of Voting Common Stock outstanding immediately prior to such event

OS 1 = the number of shares of Voting Common Stock outstanding immediately after such event

An adjustment made pursuant to this Section 9(a)(i) shall become effective on the date immediately after (x) the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or (y) the date on which such split or combination becomes effective, as applicable. If any dividend or distribution described in this Section 9(a)(i) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(ii)          If the Corporation issues to all or substantially all holders of Voting Common Stock any rights, warrants, options or other securities entitling them for a period of not more than 20 days after the date of issuance thereof to subscribe for or purchase shares of the Voting Common Stock, or securities convertible into shares of Voting Common Stock within 20 days after the issuance thereof, in either case at an exercise price per share or a conversion price per share less than the Closing Sale Price of shares of the Voting Common Stock on the business day immediately preceding the time of announcement of such issuance, the Conversion Rate will be adjusted based on the following formula (provided that the Conversion Rate will be readjusted to the extent that such rights, warrants options, or other securities or convertible securities are not exercised or converted prior to the expiration of the exercisability or convertibility thereof):

CR 1 = CR O times (OS O +X) divided by (OS O +Y)

where,

CR O = the Conversion Rate in effect immediately prior to such event

CR l = the Conversion Rate in effect immediately after such event

OS O = the number of shares of Voting Common Stock outstanding immediately prior to such event

X = the total number of shares of Voting Common Stock issuable pursuant to such rights. warrants, options, other securities or convertible securities

Y = the quotient of (A) the aggregate price payable to exercise such rights, warrants, options, other securities or convertible securities and (B) the average of the Closing Sale Prices of the Voting Common Stock for the 20 consecutive Trading Days ending two Trading Days prior to the date of announcement for the issuance of such rights, warrants, options, other securities or convertible securities

An adjustment made pursuant to this Section 9(a)(ii) shall be made successively whenever such rights, warrants, options, other securities or convertible securities are issued, and shall become effective on the day following the date of announcement of such issuance. If, at the end of the period during which such rights, warrants, options, other securities or convertible securities are exercisable or convertible, not all rights, warrants, options, other securities or convertible securities have been exercised or converted, as the case may be, the adjusted Conversion Rate shall be immediately readjusted to what it would have been based upon the number of additional shares of Voting Common Stock actually issued (or the number of shares of Voting Common Stock actually issued upon conversion of convertible securities actually issued).

For purposes of this Section 9(a)(ii), in determining whether such rights, warrants, options, other securities or convertible securities entitle the holder to subscribe for or purchase or exercise a conversion right for shares of . Voting Common Stock at less than the average Closing Sale Price of the Voting Common Stock, and in determining the aggregate exercise or conversion price payable for such shares of Voting Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, warrants, options, other securities or convertible securities and any amount payable on exercise or conversion thereof, with the value of such consideration if other than cash to be determined by the Board of Directors.

(iii)          If the Corporation distributes shares of the Corporation’s Capital Stock, evidences of the Corporation’s indebtedness or other assets or property of the Corporation or any of its Subsidiaries to all or substantially all of the holders of the Corporation’s Voting Common Stock, excluding:

(1)	dividends, distributions and rights, warrants, options, other securities or convertible securities referred to in Sections 9(a)(i)or 9(a) (ii);

(2)	dividends or distributions paid exclusively in cash; and

(3)	Spin-Offs described in this Section 9(a)(iii) below,

then the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR O times SP O divided by (SP O -FMV)

where,

CR O = the Conversion Rate in effect immediately prior to such distribution

CR 1 = the Conversion Rate in effect immediately after such distribution

SP O = the average of the Closing Sale Prices of the Voting Common Stock for the 20 consecutive Trading Days ending two Trading Days prior to the record date for such distribution

FMV = the Fair Market Value (as determined in good faith by the Board of Directors) of the shares of Capital Stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Voting Common Stock on the record date for such distribution

An adjustment made pursuant to the above paragraph shall be made successively whenever any such distribution is made and shall become effective on the day immediately after the dated fixed for the determination of stockholders entitled to receive such distribution.

With respect to an adjustment pursuant to this Section 9(a)(iii) where there has been a payment of a dividend or other distribution on the Voting Common Stock or shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of the Corporation which have Closing Sale Prices for the first 20 Trading Days after the payment of such dividend or distribution shall have been made (such transaction herein. referred to as a “Spin-Off”), including, for the avoidance of doubt, the Spin-Off of the Crimson Wine Group, the Conversion Rate in effect immediately before the close of business on the record date fixed for determination of holders of Voting Common Stock entitled to receive such payment of such dividend or distribution will be increased based on the following formula:

CR 1= CR O times (FMV O +MP O) divided by MP O

where,

CR O = the Conversion Rate in effect immediately prior to such distribution

CR 1 = the Conversion Rate in effect immediately after such distribution

FMV O = the average of the Closing Sale Prices of the capital stock or similar equity interest distributed to holders of Voting Common Stock applicable to one share of Voting Common Stock over the first 20 Trading Days after the effective date of such Spin-Off

MP O = the average of the Closing Sale Prices of the Voting Common Stock over the first 20 consecutive Trading Days after the effective date of such Spin-Off

The adjustment to the Conversion Rate under the preceding paragraph will occur on the 20th Trading Day from, and including, the effective date of such Spin-Off. Notwithstanding anything to the contrary herein, the Conversion Price shall not be reduced by more than $0.81 as a result of the Spin-Off of the Crimson Wine Group.

If any such dividend or distribution described in this Section 9(a)(iii) is declared but not paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(iv)          If the Corporation makes any cash dividend or distribution during any of the Corporation’s quarterly fiscal periods to all or substantially all holders of Voting Common Stock, in an aggregate amount that, together with other cash dividends or distributions made during such quarterly fiscal period, exceeds $0.0625 per share (the “Base Dividend”) (appropriately adjusted from time to time for any share dividends on or subdivisions of the Voting Common Stock), the Conversion Rate will be adjusted based on the following formula:

CR 1 = CR O times SP O divided by (SP O –C)

where,

CR O = the Conversion Rate in effect immediately prior to the record date for such distribution

CR 1 = the Conversion Rate in effect immediately after the record date for such distribution

SP O = the average of the Closing Sale Prices of the Voting Common Stock for the 20 consecutive Trading Days ending two Trading Days prior to the record date of such distribution

C = the amount in cash per share the Corporation distributes to holders of Voting Common Stock that exceeds the Base Dividend

An adjustment made pursuant to this Section 9(a)(iv) shall become effective on the date immediately after the Record Date for the determination of stockholders entitled to receive such dividend or distribution. If any dividend or distribution described in this Section 9(a)(iv) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

No adjustment to the Conversion Rate pursuant to this Section 9(a)(iv) shall be made, if the Corporation distributes, no later than 20 days after the payment date for any aforesaid cash dividend or distribution in excess of the Base Dividend, to each holder of the Series A Cumulative Convertible Preferred Shares an amount in cash equal to the product of (A) the amount in cash per share the Corporation distributes to holders of Voting Common Stock that exceeds the Base Dividend, multiplied by (B) the number of shares of Voting Common Stock in which the shares of the Series A Cumulative Convertible Preferred Shares held by such holder is convertible on the date preceding the date of such payment to such holder.

The Base Dividend shall be subject to adjustment on account of any of the events set forth in Section 9(a)(i). Any such adjustment will be effected by multiplying the Base Dividend by a fraction, the numerator of which will equal OS O and the denominator of which will equal OS 1, in each case, within the meaning of Section 9(a)(i).

(b)          Adjustments to Conversion Rate for Diluting Issues.

(i)          For purposes of this Section 9(b), the following definitions shall apply:

“New Shares of Voting Common Stock” shall mean all shares of Voting Common Stock issued (or, pursuant to Section 9(b)(ii) below, deemed to be issued) by the Corporation after the Issue Date, other than the following shares of Voting Common Stock, and shares of Voting Common Stock deemed issued pursuant to the following Options and Convertible Securities (collectively “Exempted Securities”):

(1)          shares of Voting Common Stock, Options or Convertible Securities issued as a dividend or distribution on Series A Cumulative Convertible Preferred Shares;

(2)          shares of Voting Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Voting Common Stock in respect of which an adjustment of the Conversion Price is made pursuant to Section 9(a); or

(3)          shares of Voting Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Voting Common Stock actually issued upon the conversion or exchange of Convertible Securities. in each case provided such issuance is pursuant to the terms of such Option or Convertible Security, in each case in respect of which an adjustment of the Conversion Price shall have been made under this Section (b) upon issuance of such Options or Convertible Stock.

“Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Voting Common Stock, but excluding Options.

“Market Value Price” shall mean, in respect of any share of Voting Common Stock on any date, (a) the Closing Sale Price on the date the Corporation enters into a binding agreement to issue shares of Voting Common Stock, Options or Convertible Securities or if such date is not a Trading Day, on the immediately preceding Trading Day, if under the terms of such binding agreement such shares of Voting Common Stock, Options or Convertible Securities are to be issued within six Trading Days following the execution of such binding agreement, otherwise, (b) the Closing Sale Price on the Trading Day immediately preceding such date or (c) if the shares of such Voting Common Stock are not traded on a principal national or regional stock exchange or not listed on the Nasdaq National Market or other similar market. the Fair Market Value of such share of Voting Common Stock (as determined in good faith by the majority of the independent directors of the Board of Directors).

“Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Voting Common Stock or Convertible Securities.

(ii)          The circumstances described below shall apply to issues of New Shares of Voting Common Stock:

(1)
If the Corporation at any time or from time to time after the Issue Date shall issue any Options or Convertible Securities (other than Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Voting Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be New Shares of Voting Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(2)
If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 9(b)(iii) below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (A) any increase or decrease in the number of shares of Voting Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (B) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this clause (i) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (y) the Conversion Price that would have resulted from any issuances of New Shares of Voting Common Stock (other than deemed issuances of New Shares of Voting Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(3)
If the terms of any Option or Convertible Security, the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 9(b)(iii) (either because the consideration per share (determined pursuant to Section 9(b)(iv)) of the New Shares of Voting Common Stock subject thereto was equal to or greater than the Conversion Price then in effect. or because such Option or Convertible Security was issued before the Issue Date) or Section 9(g), are revised after the Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (A) any increase or decrease in the number of shares of Voting Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (B) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the New Shares of Voting Common Stock subject thereto (determined in the manner provided in Section 9(b)(ii)(1) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(4)
Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Price pursuant to the terms of Section 9(b)(iii), the Conversion Price shall be readjusted to such Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(5)
If the number of shares of Voting Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Price provided for in this Section 9(b)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (2) and (3) of this Section 9(b)(ii)). If the number of shares of Voting Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Price that would result under the terms of this Section 9(b)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(iii)         In the event the Corporation shall on any date after the Issue Date issue New Shares of Voting Common Stock (including New Shares of Voting Common Stock deemed to be issued pursuant to Subsection 9(b)(ii)), without consideration or for a consideration per share less than the Market Value Price on such date, then the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 times (A + B) divided by (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

“CP2” shall mean the Conversion Price in effect immediately after such issue of New Shares of Voting Common Stock;

“CP1” shall mean the Conversion Price in effect immediately prior to such issue of New Shares of Voting Common Stock;

“A” shall mean the number of shares of Voting Common Stock outstanding immediately prior to such issue of New Shares of Voting Common Stock (treating for this purpose as outstanding all shares of Voting Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series A Cumulative Convertible Preferred Shares) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

“B” shall mean the number of shares of Voting Common Stock that would have been issued if such New Shares of Voting Common Stock had been issued at a price per share equal to the Market Value Price of such date (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by such Market Value Price); and

“C” shall mean the number of such New Shares of Voting Common Stock actually issued in such transaction.

(iv)         For purposes of this Section 9(b), the consideration received by the Corporation for the issue of any New Shares of Voting Common Stock shall be computed as follows:

(1)	Consideration which consists of cash or property shall:

(A)
insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest and calculated without reduction for any customary fees, commissions, discounts or allowances payable by the Corporation in connection with the issuance and sale of New Shares of Voting Common Stock;

(B)	insofar as it consists of property other than cash, be computed at the Fair Market Value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C)
in the event New Shares of Voting Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2)
The consideration per share received by the Corporation for New Shares of Voting Common Stock deemed to have been issued pursuant to Section 9(b)(i), relating to Options and Convertible Securities, shall be determined by dividing

(A)
the total amount, if any, received or receivable by the Corporation as consideration and calculated without reduction for any customary fees, commissions, discounts or allowances payable by the Corporation in connection with the issuance and sale of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(B)
the maximum number of shares of Voting Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(v)          Upon each adjustment to the Conversion Price as provided in Section 9(b)(iii) the Conversion Rate shall be automatically adjusted by multiplying the Conversion Rate then in effect by a fraction whose numerator is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price as so adjusted.

(c)          Reclassification. The reclassification of Voting Common Stock into securities other than Voting Common Stock (other than any reclassification upon an event to which Section 6(b) applies) shall be deemed to involve (a) a distribution of such securities other than Voting Common Stock to all holders of Voting Common Stock (and the effective date of such reclassification shall be deemed to be “the date fixed for the determination of stockholders entitled to receive such distribution” within the meaning of Section 9(a)(iii)), and (b) a subdivision, split or combination, as the case may be, of the number of shares of Voting Common Stock outstanding immediately prior to such reclassification into the number of shares of Voting Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be “the day upon which such split or combination becomes effective” within the meaning of Section 9(a)(i)).

(d)          No Adjustments. Notwithstanding the foregoing provisions of Section 9(a)(i), no adjustment shall be made thereunder, nor shall an adjustment be made to the ability of a holder of shares of the Series A Cumulative Convertible Preferred Shares to convert, for any distribution described therein if the holder will otherwise, by virtue of it being a holder of the Series A Cumulative Convertible Preferred Shares, participate in the distribution without conversion of such holder’s shares of the Series A Cumulative Convertible Preferred Shares.

(e)          Increases in Conversion Rate for Tax Purposes. The Corporation may make such increases in the Conversion Rate, in addition to those required by Section 9(a), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of shares of Capital Stock of the Corporation (or rights to acquire such Capital Stock) resulting from any dividend or distribution of such Capital Stock (or rights to acquire Voting Common Stock) or from any event treated as such for income tax purposes.

(f)          Other Increases in Conversion Rate. To the extent permitted by applicable law, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to holders of record of the Series A Cumulative Convertible Preferred a notice of the increase at least fifteen (15) days prior to the date the increased Conversion• Rate takes effect and in accordance with applicable law and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(g)          No Adjustments in Certain Circumstances. No adjustment to the Conversion Rate need be made:

(i)          upon the issuance of any shares of Voting Common Stock pursuant to any present or future plan, in each case adopted in good faith and approved by a majority of the independent directors of the Board of Directors, providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Voting Common Stock under any plan;

(ii)          upon the issuance of any shares of Voting Common Stock or options or rights to purchase shares of Voting Common Stock pursuant to any present or future employee, director or consultant incentive benefit plan or program of or assumed by the Corporation or any of its subsidiaries, in each case adopted in good faith and approved by a majority of the independent directors of the Board of Directors;

(iii)         upon the issuance of any shares or options or rights to purchase shares of Voting Common Stock in connection with any bona fide acquisition by the Corporation or any of its subsidiaries (whether effected as a purchase of stock or assets, a consolidation, merger, or share exchange), or the formation of a strategic alliance or a venture;

(iv)         upon the issuance of any shares of Voting Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in the preceding Section 9(g)(ii) and outstanding as of the Issue Date;

(v)          upon the repurchase by the Corporation of shares of Voting Common Stock or rights or options to purchase such Voting Common Stock from any employee compensation plan or trust or employees upon or following their resignation or termination of employment, which repurchase shall have been approved by a majority of the independent directors of the Board of Directors;

(vi)         for a change in the par value of the Voting Common Stock;

(vii)        which would result in a duplicate adjustment being made as a result of the application of more than one clause of this Section 9; or

(viii)       for accumulated and unpaid dividends.

(h)          Required Adjustments. No adjustment to the Conversion Rate shall be required in connection with any event, transaction or other occurrence unless the terms of this Certificate specifically require that such an adjustment be made in connection with such event, transaction or other occurrence.

(i)          Rounding. All adjustments to the Conversion Rate under this Section 9 shall be made by the Corporation and shall be calculated to the nearest one ten thousandth (1/10,000) of a share.

(j)          Notice of Adjustments. Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each share of the Series A Cumulative Convertible Preferred Shares at its last address appearing on the records of the Corporation within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(k)          Effective Time of Adjustments. In any case in which this Section 9 provides that an adjustment shall become effective immediately after (A) a record date for an event, (B) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 9(a)(i) or (C) a date fixed for the determination of stockholders entitled to receive rights, warrants, options or other securities pursuant to Section 9(a)(ii) (each date referred to in clause (A), (B) or (C) herein a “Determination Date”), the Corporation may elect to defer the actual adjustment contemplated thereby until the applicable Adjustment Event Date (x) by issuing to the holder of any shares of the Series A Cumulative Convertible Preferred Shares (or portion thereof) converted after such Determination Date and before such Adjustment Event Date, the additional shares of Voting Common Stock or other securities issuable upon such conversion by reason of the applicable required adjustment over and above the Voting Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 7(d); provided that in the case of an adjustment made pursuant to Section 9(a)(iii) with respect to a Spin-Off, the Corporation may defer the issuance of such additional shares and cash payment, if any, until the third (3rd) Business Day immediately following the last day of the twenty (20) consecutive Trading Day period commencing on the fifth (5th) Trading Day after the relevant ex-dividend date.

For purposes of this Section 9(k), the term “Adjustment Event Date” shall mean:

(i)           in any case referred to in Section 9(k)(A) hereof, date of the occurrence of such event;

(ii)          in any case referred to in Section 9(k)(B).hereof, the date any such dividend or distribution is paid or made; and

(iii)         in any case referred to in Section 9(k)(C) hereof, the date of expiration of such rights, warrants, options or other securities (or the conversion period of any convertible securities issued upon exercise thereof).

(l)          Par Value. Notwithstanding anything in this Certificate to the contrary, in no event shall the Conversion Rate be adjusted so that the Conversion Price would be less than $1.00.

(m)          Notice of Certain Actions. In case:

(i)           the Corporation shall declare a dividend (or any other distribution) on its Voting Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 9(a); or

(ii)          the Corporation shall authorize the granting to the holders of all or substantially all of the shares of Voting Common Stock of rights, warrants, options or other securities to subscribe for or purchase any share of any class of capital stock of the Corporation or any other rights, warrants, options or other securities of the Corporation; or

(iii)         of any reclassification or reorganization of the Voting Common Stock (other than a subdivision or combination of the outstanding Voting Common Stock, or a change in par value, or from par value to no par. value, or from no par value to par value), or of any consolidation, merger or amalgamation to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

(iv)          of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

(v)          any other event or condition giving rise to an adjustment in the Conversion Rate;

the Corporation shall cause to be mailed to each holder of shares of the Series A Cumulative Convertible Preferred Shares at its address appearing in the records of the Corporation, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or grant, or, if a record is not to be taken, the date as of which the holders of Voting Common Stock of record to be entitled to such dividend, distribution or grant are to be determined, or (B) the date on which such reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Voting Common Stock of record shall be entitled to exchange their Voting Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, grant, reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding up.

(n)          Adoption of Rights Plan. If the Corporation adopts a plan or other arrangement which grants rights or other benefits to the holders of Voting Common Stock (herein referred to as a “Rights Plan”) while any Series A Cumulative Convertible Preferred Shares remains outstanding, holders of the Series A Cumulative Convertible Preferred Shares will receive, upon conversion of their Series A Cumulative Convertible Preferred Shares, the rights and benefits granted by such Rights Plan in addition to shares of Voting Common Stock to be received upon conversion, unless, prior to conversion, the entitlement to such rights or benefits have expired, terminated or been redeemed or unless such rights or benefits have separated from the Voting Common Stock. If the rights and benefits provided for in the Rights Plan adopted have separated from the Voting Common Stock in accordance with the provisions of such Rights Plan so that holders of the Series A Cumulative Convertible Preferred Shares would not be entitled to receive any rights or benefits in respect of Voting Common Stock issuable upon conversion of shares of the Series A Cumulative Convertible Preferred Shares, the Conversion Rate will be adjusted at the time of separation as if the Corporation had distributed, to all holders of Voting Common Stock such rights and benefits which shall be assumed to be the equivalent of shares of capital stock, evidences of indebtedness or other assets or property pursuant to Section 9(a)(iii), subject to readjustment upon the subsequent expiration, termination or redemption of such rights or benefits. In lieu of any such adjustment, the Corporation may amend such applicable Rights Plan to provide that upon conversion of the Series A Cumulative Convertible Preferred Shares the holders thereof will receive, in addition to shares of Voting Common Stock issuable upon such conversion, the rights which would have attached to such shares of Voting Common Stock if such rights or benefits had not become separated from the Voting Common Stock under such Rights Plan. To the extent that the Corporation adopts any future Rights Plan, upon conversion of the Series A Cumulative Convertible Preferred Shares into shares of Voting Common Stock, a holder of the Series A Cumulative Convertible Preferred Shares shall receive, in addition to shares of Voting Common Stock, the rights under the future Rights Plan whether or not such rights or benefits have separated from shares of Voting Common Stock at the time of conversion and no adjustment will be made in accordance with Section 9(a)(iii) or otherwise.

(o)          Additional Obligations of the Corporation.

(i)          The Corporation shall not, by amendment to its certificate of incorporation, as in effect on the date hereof, or through any reorganization, transfer of assets, consolidation, merger, dissolution, liquidation, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, or which would have the effect of circumventing or avoiding the provisions of this Certificate (including, without limitation, this Section 9 hereof), but shall at all times in good faith assist in the carrying out of all the provisions of this Certificate and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Series A Cumulative Convertible Stock against dilution or other impairment.

(ii)          Before taking any action that would result in an adjustment to the Conversion Rate the Corporation will take or cause to be taken any and all necessary corporate or other action that may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Voting Common Stock upon payment of the applicable Conversion Price.

(iii)         If the Corporation shall amend the provisions of any Voting Common Stock, Preferred Shares or other rights, options or securities or make any adjustment to any of them (pursuant to any antidilution provision or otherwise) so as to reduce the consideration per share applicable thereto, increase the number of shares issuable upon exercise thereof or otherwise change the economic terms (such as the purchase price, exercise price, conversion price or conversion ratio thereof), then the Corporation shall make appropriate adjustment, as nearly as practical to those that would be required by the provisions of this Section 9 most nearly analogous to the effect of such amendment or adjustment, to the Conversion Rate, and to the number of shares of Voting Common Stock issuable upon conversion of the Series A Cumulative Convertible Preferred Shares, as shall be fair and equitable; provided, however, that no such adjustment shall duplicate any adjustment required to be made in respect thereof by virtue of the other provisions of this Section 9.

(iv)          In the event that any of the events or conditions described in this Section 9 give rise to an adjustment to the Conversion Rate, then the adjustments provided for in this Section 9 in respect of such event or condition shall give effect both to the event or condition giving rise to such adjustment and to all such adjustments made in respect of other rights, warrants, options, securities and similar securities; provided, however, that no such adjustment shall duplicate any adjustment required to be made in respect thereof by virtue of the provisions of this Section 9.

(p)          For the avoidance of doubt, there shall be no adjustment to the Conversion Rate or the Conversion Price in connection with the First Merger or the Second Merger (as such capitalized terms are defined in the Letter Agreement).

Section 10.          Consolidation, Merger, Amalgamation and Sale of Assets.

(a)          General. The Corporation without the consent or vote of the holders of any of the outstanding Series A Cumulative Convertible Preferred Shares, may consolidate or amalgamate with or merge into any other Person or convey, transfer or lease all or substantially all its assets to any Person or may permit any Person to consolidate or amalgamate with or merge into, or transfer or lease all or substantially all its properties to, the Corporation so long as the Corporation at least 10 days prior to such transaction shall have given each such holder a notice of such transaction setting forth the general terms thereof and the amount and nature of the cash, securities or other property to be delivered to the holders of Voting Common Stock in connection therewith; provided, however, that (a) the shares of the Series A Cumulative Convertible Preferred Shares will become shares of such successor, transferee or lessee or Person of which such successor, transferee or lessee or Person is a Subsidiary, having in respect of such successor, transferee, lessee or Person the same powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereon, that the Series A Cumulative Convertible Preferred Shares had immediately prior to such transaction; and (b) the Corporation delivers to the holders a certificate executed by two Officers and an opinion of nationally recognized independent counsel stating that such transaction complies with this Certificate.

(b)          Preservation of Rights and Powers. Upon any consolidation by the Corporation with, or merger by the Corporation into, any other Person or any conveyance, transfer or lease of all or substantially all the assets of the Corporation as described in Section 10(a), the successor resulting from such consolidation or into which the Corporation is merged or the transferee or lessee to which such conveyance, transfer or lease is made, will succeed to, and be substituted for, and may exercise every right and power of, the Corporation under the shares of the Series A Cumulative Convertible Preferred Shares, including, without limitation, the right and power to redeem the Series A Cumulative Convertible Preferred Shares as set forth in Section 6, and thereafter, except in the case of a lease, the predecessor (if still in existence) will be released from its obligations and covenants with respect to the Series A Cumulative Convertible Preferred Shares.

Section 11.          Voting Rights.

(a)          General. The holders of shares of the Series A Cumulative Convertible Preferred Shares shall not be entitled to any voting rights except as hereinafter provided in this Section 11 or as otherwise required by applicable law.

(b)          Vote Required for Amendment of the Certificate. The affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series A Cumulative

Convertible Preferred Shares, voting separately as a series, in person or by proxy, at a special meeting called for the purpose, or by written consent in lieu of meeting, is required in order to amend any provisions of this Certificate or the Corporation’s Certificate of Incorporation to affect adversely the rights, preferences or voting power of the holders of shares of the Series A Cumulative Convertible Preferred Shares. However, the Corporation may create additional classes of Parity Stock and Junior Stock, increase the authorized number of shares of Parity Stock and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of shares of the Series A Cumulative Convertible Preferred Shares or Parity Stock. Any such issuance of Parity Stock or Junior Stock shall not be deemed to affect adversely the rights of the holders of the Series A Cumulative Convertible Preferred Shares. The separate votes of the holders of the outstanding shares of the Series A Cumulative Convertible Preferred Shares provided for in this Section (11)(b) will, in each case, be in addition to any required vote of the holders of other classes and series of the Corporation’s stock necessary to authorize the action in question.

(c)          Voting Rights Per Share of Series A Cumulative Convertible Preferred Shares. In all cases on which the holders of the Series A Cumulative Convertible Preferred Shares shall be entitled to vote, each share of the Series A Cumulative Convertible Preferred Shares shall be entitled to one vote.

Section 12.          Transfer Agent and Registrar. The Corporation, at its sole discretion, may appoint a Transfer Agent and Registrar for the Series A Cumulative Convertible Preferred Shares.

Section 13.          Currency. All shares of the Series A Cumulative Convertible Preferred Shares shall be denominated in U.S. currency, and all payments and distributions thereon or with respect thereto shall be made in U.S. currency. All references herein to “$” or “dollars” refer to U.S. currency.

Section 14.          Form. Stock certificates evidencing the Series A Cumulative Convertible Preferred Shares shall be issued, unless the Board of Directors otherwise determines, in definitive, fully registered form and shall be in the form approved by the Board of Directors, with appropriate legends reflecting the restrictions on transferability of the Corporation’s capital stock set out in Article FOURTH of the Corporation’s Certificate of Incorporation and restricting the transfer of the Series A Cumulative Convertible Preferred Shares under the Securities Act.

Section 15.          Transfer.

(a)          Subject to the provisions of Article FOURTH of the Corporation’s Certificate of Incorporation, neither the Series A Cumulative Convertible Preferred Shares nor any beneficial ownership therein (as determined in accordance with Rule 13d-3 under the Exchange Act) may be sold, pledged or otherwise transferred except (i) to an affiliate or a Related Fund of the transferor or (ii) sold or transferred in compliance with Section 15(b) hereof.

(b)          Right of First Refusal. Notwithstanding the foregoing Section 15(a) or any other provision to the contrary herein (but subject to the provisions of Article FOURTH of the Corporation’s Certificate of Incorporation):

(i)          if a holder of the Series A Cumulative Convertible Preferred Shares has received a bona fide offer from a Person who is not an Affiliate of such holder to purchase or acquire any or all of the shares of its Series A Cumulative Convertible Preferred Shares, or to acquire any beneficial ownership in any such shares, which such holder wishes to accept, it shall give the Corporation at least 30 days’ notice of such proposed transaction (which notice shall include the identity of the proposed transferee, all terms of the proposed transaction and any other information the Corporation reasonably requests) and offer to sell or transfer such shares, or the beneficial ownership therein, as applicable, to the Corporation or its designee upon the same terms and conditions as has been offered to such holder (a “Right of First Refusal”). If the Corporation accepts such offer, the transaction shall occur within five Business Days after the Corporation accepts the offer; if the Corporation fails to respond to or accept such offer within 30 days after receipt of the notice (including the aforesaid information), such holder shall be free to sell or transfer such shares (and only such shares), or the specified beneficial ownership therein, within five Business Days after the conclusion of such 30 day period, subject, however, to the provisions of Section 15(b)(ii); and

(ii)          whether or not the Corporation exercises the Right of First Refusal pursuant to Section 15(b)(i), the Corporation may reject, within the 30-day period specified in Section 15(b)(i), any proposed sale or transfer of any shares of the Series A Cumulative Convertible Preferred Shares, or any beneficial ownership interest therein to any Person (a) who is in the reasonable good faith judgment of a majority of the full Board of Directors (and not a committee thereof) a competitor of the Corporation or any of its subsidiaries, or (b) whom a majority of the full Board of Directors (and not a committee thereof) reasonably and in good faith determines to be unacceptable as a holder of the Series A Cumulative Convertible Preferred Shares.

(c)          The Corporation may refuse to register any sale, pledge or transfer of the Series A Cumulative Convertible Preferred Shares or any Voting Common Stock issuable upon conversion of the shares of the Series A Cumulative Convertible Preferred Shares that is not made in accordance with the provisions of this Section 15.

Section 16.          Ratings. So long as the Series A Cumulative Convertible Preferred Shares remains outstanding, the Corporation will pay annually, the fees and expenses incurred in obtaining and will maintain at all times ratings for such Series A Cumulative Convertible Preferred Shares as established by at least two of Moody’s Investor Services, Standard & Poor’s or Fitch Ratings.

Section 17.          Hart-Scott-Rodino Compliance. At the request of any holder of shares of Series A Cumulative Convertible Preferred Shares then outstanding, the Corporation shall cooperate with such holder in the filing of a Notification and Report Form under the Hart-Scott-Rodino Act with the Federal Trade Commission and the Antitrust Division of the Department of Labor (an “HSR Filing”), so long as such filing relates to a prospective conversion or redemption of such shares in accordance with the terms hereof. The provisions regarding the payment of the costs and expenses for the HSR Filing are set forth in the Letter Agreement and the Purchase Agreement.

Section 18.          Paying Agent and Conversion Agent.

(a)          General. The Corporation may, at its sole discretion, elect to appoint an (i) an office or agency where Series A Cumulative Convertible Preferred Shares may be presented for payment (the “Paying Agent”) and (ii) an office or agency where Series A Cumulative Convertible Preferred Shares may be presented for conversion (the “Conversion Agent”). The Transfer Agent, if one is appointed, may act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Corporation. The Corporation may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall reasonably determine. The term “Paying Agent” includes any additional paying agent and the term “Conversion Agent” includes any additional conversion agent. The Corporation may change any Paying Agent or Conversion Agent without prior notice to any holder. The Corporation shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Corporation and instruct the Registrar to notify each holder of the name and address of such Paying Agent or Conversion Agent. The Corporation or any of its Affiliates may act as Paying Agent, Registrar, coregistrar or Conversion Agent. Until each holder is notified to the contrary, the Corporation will be the Paying Agent, Registrar and Conversion Agent.

(b)          Place of Payments. Payments due to the holders of the Series A Cumulative Convertible Preferred Shares shall be payable at the office or agency of the Corporation maintained for such purpose in The City of New York and at any other office or agency maintained by the Corporation for such purpose. Payments shall be payable by wire transfer (provided that appropriate wire instructions have been received by the Corporation at least 15 days prior to the applicable date of payment) of immediately available funds to a U.S. dollar account maintained by the holder with a bank located in New York City. Unless notified to the contrary, such wire instructions for the initial holders will be set forth in the Purchase Agreement.

Section 19.           Financial and Business Information. The Corporation shall deliver to each holder of Series A Cumulative Convertible Preferred Shares:

(a)          Quarterly Statements - within 60 days after the end of each quarterly fiscal period in each fiscal year of the Corporation (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)           a consolidated balance sheet of the Corporation and its Subsidiaries as at the end of such quarter, and

(ii)          consolidated statements of income, changes in shareholders’ equity and cash flows of the Corporation and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a senior financial officer of the

Corporation as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that the Corporation shall be deemed to have satisfied the requirements of this Section 19(a) if it shall have timely made its Form 10-Q (prepared in accordance with the requirements therefor) available on “EDGAR”;

(b)          Annual Statements - within 105 days after the end of each fiscal year of the Corporation, duplicate copies of:

(i)           a consolidated balance sheet of the Corporation and its Subsidiaries as at the end of such year, and

(ii)          consolidated statements of income, changes in shareholders’ equity and cash flows of the Corporation and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and provided that the Corporation shall be deemed to have satisfied the requirements of this Section 19(b) if it shall have timely made its Form 10-K (prepared in accordance with the requirements therefor) available on “EDGAR”.

Section 20.          Taxes. The Corporation shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Voting Common Stock on conversion or redemption of the Series A Cumulative Convertible Preferred Shares.

Section 21.          Headings. The headings of the Sections of this Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

SEVENTH:          The Corporation’s Board of Directors has designated 70,000 preferred shares as Series B Non-Voting Convertible Preferred Shares, which shall have the following designations, rights and preferences:

Section I.            Designation and Amount.

The shares of such series shall be designated as the “Series B Non-Voting Convertible Preferred Shares” (the “Non-Voting Preferred Stock”) and the number of shares constituting such series shall be 70,000.

Section II.          Definitions. As used in this Article SEVENTH, the following terms shall have the following meanings, unless the context otherwise requires:

“Additional Issuance” has the meaning specified in Section III(c)(i).

“Additional Issuance Notice” has the meaning specified in Section III(c)(ii).

“Additional Shares of Common Stock” has the meaning specified in Section VII(c).

“Adjustment Event” has the meaning specified in Section VIII(d).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise).  Notwithstanding the foregoing, (a) neither the Corporation nor any of its subsidiaries shall be deemed to be an Affiliate of SMBC or its Affiliates and (b) neither SMBC nor any of its Affiliates shall be deemed to be an Affiliate of the Corporation or any of its Affiliates.

“Amendment and Restatement” means the Restated Certificate of Incorporation of the Corporation creating a class of Non-Voting Common Stock.

“Applicable Conversion Rate” means the Initial Conversion Rate, subject to adjustment pursuant to Sections VII and VIII for any such event occurring subsequent to the initial determination of such rate.

“Automatic Conversion Date” means the 36-month anniversary of the Closing Date, so long as at such time the Corporation has received Shareholder Approval and the Amendment and Restatement has been filed, accepted, and declared effective with the New York State Department of State.

“BHCA Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Board” means the Board of Directors of the Corporation.

“Business Corporation Law” means the Business Corporation Law of the State of New York, as amended from time to time.

“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the City of New York, New York, or in Tokyo, Japan, are required or authorized by Law to be closed.

“Certificate of Amendment” means this Certificate of Amendment of the Certificate of Incorporation.

“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation (as amended and/or restated from time to time).

“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.

“Closing Date” means the date that any shares of Non-Voting Preferred Stock are first issued.

“Common Equivalent Dividend Amount” has the meaning specified in Section IV(a).

“Common Stock” means the Voting Common Stock and the Non-Voting Common Stock.

“Conversion Date” means either the Automatic Conversion Date or a Convertible Transfer Conversion Date, as applicable.

“Conversion Shares” has the meaning specified in Section III(b)(ii).

“Convertible Transfer” means a Transfer by the Holder (a) to the Corporation; (b) in a widely distributed public offering of Voting Common Stock issuable upon conversion of the Non-Voting Preferred Stock; (c) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires two percent (2%) or more of any Class of Voting Securities of the Corporation then outstanding; or (d) to a transferee that controls more than fifty percent (50%) of every Class of Voting Securities of the Corporation then outstanding without giving effect to such Transfer.

“Convertible Transfer Conversion Date” means the second Business Day following delivery of a valid Notice of Convertible Transfer and Conversion.

“Convertible Transfer Notice Documents” has the meaning specified in Section III(b)(ii).

“Corporation” means Jefferies Financial Group Inc.

“Exchange Agreement” means the Exchange Agreement, by and between the Corporation and SMBC, dated as of April 27, 2023 (as amended or supplemented from time to time).

“Exchange Property” has the meaning specified in Section VIII(a).

“Fair Market Value” means the volume-weighted average price (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the Holder and the Corporation) on the NYSE of the Voting Common Stock for the five (5) trading days before the consummation of a Reorganization Event.

“Government Entity” means any (a) federal, state, local, municipal, foreign or other government; (b) governmental entity of any nature (including any governmental agency, branch, department, official, committee or entity and any court or other tribunal), whether foreign or domestic; or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, whether foreign or domestic, including any arbitral tribunal and self-regulatory organizations.

“Holder” means the Person in whose name any shares of Non-Voting Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of such shares of Non-Voting Preferred Stock for the purpose of making payment and settling conversion and for all other purposes.

“Initial Conversion Rate” means, for each share of Non-Voting Preferred Stock, five hundred (500) shares of Non-Voting Common Stock (in case of conversion pursuant to Section III(a)) or Voting Common Stock (in case of conversion pursuant to Section III(b)), as applicable.

“Junior Securities” has the meaning specified in Section VI(a).

“Law” means, with respect to any Person, any legal, regulatory and administrative laws, statutes, rules, Orders and regulations applicable to such Person.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.

“Liquidation Preference” means, for each share of Non-Voting Preferred Stock, an amount equal to $17,500 (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Non-Voting Preferred Stock).

“Non-BHCA Affiliate” means a Person that is both (a) not SMBC and (b) not a BHCA Affiliate of the Holder or SMBC.

“Non-Voting Common Stock” means, if any, the Non-Voting Common Stock, par value $1.00 per share, of the Corporation authorized by the Corporation on or after the date hereof.

“Non-Voting Preferred Stock” has the meaning specified in Section I.

“Notice of Convertible Transfer and Conversion” has the meaning specified in Section III(b)(ii).

“Order” means any applicable order, injunction, judgment, decree, ruling, or writ of any Government Entity.

“Parity Securities” has the meaning specified in Section VI(a).

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Sections 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Voting Common Stock have the right to receive any cash, securities or other property or in which the Voting Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Voting Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee of the Board or by statute, contract or otherwise).

“Reorganization Event” has the meaning specified in Section VIII(a).

“Senior Securities” has the meaning specified in Section VI(a).

“Shareholder Approval” means the approval of the Amendment and Restatement by the affirmative vote or consent of the holders of at least a majority of the outstanding shares entitled to vote thereon at a meeting of shareholders of the Corporation.

“SMBC” means Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan.

“Subject Preferred Share” has the meaning specified in Section III(b)(i).

“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of or transfer (by merger, disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by merger, disposition, operation of Law or otherwise), of any interest in any equity securities beneficially owned by such Person.

“Voting Common Stock” means the voting common stock, $1.00 par value per share, of the Corporation.

“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.

Section III.          Conversion.

(a)          Automatic Conversion.

(i)          Upon the terms and in the manner set forth in this Section III, at 9:30 a.m., New York City time, on the Automatic Conversion Date, each share of Non-Voting Preferred Stock will automatically convert into a number of fully-paid and non-assessable shares of Non-Voting Common Stock, without any action on the part of Holders or the Corporation, equal to the Applicable Conversion Rate. The shares of Non-Voting Preferred Stock so converted will be cancelled as described in Section XII below. At least ten (10) Business Days prior to the Automatic Conversion Date, the Corporation shall provide written notice of the conversion to each Holder stating (A) that the automatic conversion will occur in accordance with Section III(a) on the Automatic Conversion Date, (B) the Applicable Conversion Rate and (C) the

number of shares of Non-Voting Common Stock issued upon conversion of each share of Non-Voting Preferred Stock held of record by such Holder and subject to conversion.

(ii)          Notwithstanding automatic conversion, the Corporation acknowledges and agrees that the shares of Non-Voting Preferred Stock may be converted earlier at the option of the Holders thereof if converted in accordance with Section III(b) or III(c) at any time before the close of business on the Automatic Conversion Date.

(iii)         The Corporation shall take all required action so that once the Shareholder Approval has been obtained, the number of shares of Non-Voting Common Stock that would be required to effect the conversion of all of the then-outstanding shares of Non-Voting Preferred Stock are duly reserved and kept available out of the Corporation’s authorized but unissued shares of Common Stock.  For the avoidance of doubt, prior to the Automatic Conversion Date, the Non-Voting Preferred Stock shall not be convertible into Non-Voting Common Stock.

(b)          Conversion upon Convertible Transfer.

(i)          Upon the terms and in the manner set forth in this Section III, but subject to the restrictions set forth in Sections 4.1 and 4.2(a) of the Exchange Agreement, on any Convertible Transfer Conversion Date for any Convertible Transfer to a Non-BHCA Affiliate, each share of Non-Voting Preferred Stock subject to such Convertible Transfer (each, a “Subject Preferred Share”) will be converted into a number of fully-paid and non-assessable shares of Voting Common Stock equal to the Applicable Conversion Rate. The Subject Preferred Shares so converted will be cancelled as described in Section XII below.

(ii)          To effect a Convertible Transfer, a Holder shall deliver to the Corporation (x) a written notice (the “Notice of Convertible Transfer and Conversion”) that (1) identifies the proposed transferee and manner of Transfer, the number of Subject Preferred Shares to be converted and the corresponding number of shares of Voting Common Stock to be transferred (the “Conversion Shares”), (2) certifies that such Transfer is a Convertible Transfer and that the proposed transferee is a Non-BHCA Affiliate, (3) notifies the Corporation that such Holder is tendering the Subject Preferred Shares for conversion in accordance with this Certificate of Amendment and (4) provides instructions for delivery of the Conversion Shares on the Convertible Transfer Conversion Date and (y) a representation letter and other information as may be reasonably requested by the Corporation in accordance with Section 6.3(c) of the Exchange Agreement (collectively, the “Convertible Transfer Notice Documents”). The Notice of Convertible Transfer and Conversion must be received by the Corporation by 4:00 p.m. Eastern Time two (2) Business Days prior to the Convertible Transfer Conversion Date.

(iii)         Following receipt of valid Convertible Transfer Notice Documents, on the Convertible Transfer Conversion Date, the Corporation shall effect the conversion of the Subject Preferred Shares by delivering the Conversion Shares in accordance with the instructions provided in the Notice of Convertible Transfer and Conversion.

(c)          Conversion upon Additional Issuance.

(i)           If any action by the Corporation, which may include the issuance of additional Voting Common Stock (any such action, an “Additional Issuance”), has the effect of reducing the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates), then SMBC may elect to convert each share of the Non-Voting Preferred Stock into a number of fully-paid and non-assessable shares of Voting Common Stock equal to the Applicable Conversion Rate so long as such conversion does not allow SMBC (together with its BHCA Affiliates) to acquire a higher percentage of the Class of Voting Securities than SMBC (together with its BHCA Affiliates) controlled immediately prior to such conversion, which right shall be interpreted and applied in a manner consistent with 12 C.F.R. 225.9(a)(5), provided that the foregoing shall not apply with respect to any such action by the Corporation unless the aggregate resulting reduction of the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates) would exceed one-half percent (0.5%).

(ii)          Upon SMBC’s (or its Affiliates) election to convert the Non-Voting Preferred Stock pursuant to Section III(c)(i), SMBC shall deliver to the Corporation a written notice (the “Additional Issuance Notice”) that notifies the Corporation that such Holder is tendering the Non-Voting Preferred Stock for conversion in accordance with Section III(c)(i) of this Certificate of Amendment. Any such conversion shall be settled by the Corporation on the second business day following delivery of an Additional Issuance Notice in accordance with Section XX.

(d)          Immediately upon a conversion pursuant to Section III(a), Section III(b) or Section III(c), the rights of the Holders with respect to the shares of the Non-Voting Preferred Stock so converted shall cease and the Persons entitled to receive the shares of Common Stock upon the conversion of such shares of Non-Voting Preferred Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Common Stock. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of the shares of Non-Voting Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

(e)          No fractional shares of Common Stock shall be issued upon any conversion of shares of Non-Voting Preferred Stock. If more than one share of Non-Voting Preferred Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Non-Voting Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Non-Voting Preferred Stock, the Corporation shall pay an amount in cash (rounded to the nearest cent) equal to the interest in the net proceeds from the sale in the open market by the applicable conversion agent of the aggregate fractional shares of Common Stock that otherwise would have been issuable upon conversion of the Non-Voting Preferred Stock.

(f)          All shares of Common Stock which may be issued upon conversion of the shares of Non-Voting Preferred Stock will, upon issuance by the Corporation, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens and not issued in violation of any preemptive right or Law.

(g)          Effective immediately prior to the applicable Conversion Date, dividends or distributions shall no longer be declared on the shares of Non-Voting Preferred Stock subject to conversion and such shares of Non-Voting Preferred Stock shall cease to be outstanding, in each case, subject to the rights of Holders to receive any declared and unpaid dividends or distributions on such shares and any other payments to which they are otherwise entitled pursuant to Section IV or Section VIII.

Section IV.          Dividend Rights.

(a)          From and after the Closing Date to but excluding the applicable Conversion Date, (i) the Holders shall be entitled to receive, when, as and if declared by the Board or any duly authorized committee of the Board, but only out of assets legally available therefor, all cash dividends or distributions (including, but not limited to, regular quarterly dividends or distributions) declared and paid or made in respect of the shares of Voting Common Stock, at the same time and on the same terms as holders of Voting Common Stock, in an amount per share of Non-Voting Preferred Stock equal to the product of (x) the Applicable Conversion Rate then in effect and (y) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of Voting Common Stock (the “Common Equivalent Dividend Amount”), and (ii) the Board or any duly authorized committee thereof may not declare and pay any such cash dividend or make any such cash distribution in respect of Voting Common Stock unless the Board or any duly authorized committee of the Board declares and pays to the Holders, at the same time and on the same terms as holders of Voting Common Stock, the Common Equivalent Dividend Amount per share of Non-Voting Preferred Stock. Notwithstanding any provision in this Section IV(a) to the contrary, no Holder of a share of Non-Voting Preferred Stock shall be entitled to receive any cash dividend or distribution made with respect to the Voting Common Stock where the Record Date for determination of holders of Voting Common Stock entitled to receive such dividend or distribution occurs prior to the date of issuance of such share of Non-Voting Preferred Stock.  The foregoing shall not limit or modify the rights of any Holder to receive any dividend or other distribution pursuant to Section VIII(e).

(b)          Each dividend or distribution declared and paid pursuant to paragraph (a) above will be payable to Holders of record of shares of Non-Voting Preferred Stock as they appear in the records of the Corporation at the close of business on the same day as the Record Date for the corresponding dividend or distribution to the holders of shares of Voting Common Stock.

(c)          If any cash dividend payment on the Non-Voting Preferred Stock is not paid as required herein, the Corporation shall be prohibited from declaring, paying or setting apart for payment any dividends or making any other distributions on any Common Stock, and from redeeming, purchasing or otherwise acquiring (or making any payment to or available for a sinking fund for the redemption, purchase or other acquisition of any shares of such stock) (either directly or through any Affiliate) any Common Stock, until all such dividends that are due are paid in full.

(d)          Except as set forth in this Certificate of Amendment, the Corporation shall have no obligation to pay, and the holders of shares of Non-Voting Preferred Stock shall have no right to receive, dividends or distributions at any time, including with respect to dividends or distributions with respect to Parity Securities or any other class or series of authorized preferred stock of the Corporation. To the extent the Corporation declares dividends or distributions on the Non-Voting Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends or distributions, the Corporation will allocate the dividend payments on a pro rata basis among the holders of the shares of Non-Voting Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the allocation of partial dividend payments, the Corporation will allocate dividend payments on a pro rata basis among the Holders and the holders of any Parity Securities so that the amount of dividends or distributions paid per share on the shares of Non-Voting Preferred Stock and such Parity Securities shall in all cases bear to each other the same ratio that payable dividends or distributions per share on the shares of the Non-Voting Preferred Stock and such Parity Securities (but without, in the case of any noncumulative preferred stock, accumulation of dividends or distributions for prior dividend periods) bear to each other. The foregoing right shall not be cumulative and shall not in any way create any claim or right in favor of Holders in the event that dividends or distributions have not been declared or paid in respect of any prior calendar quarter.

(e)          No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Non-Voting Preferred Stock or on such Parity Securities that may be in arrears.

Notwithstanding any provision in this Certificate of Amendment to the contrary, Holders shall not be entitled to receive any dividends or distributions on any shares of Non-Voting Preferred Stock on or after the applicable Conversion Date in respect of such shares of Non-Voting Preferred Stock that have been converted as provided herein, except to the extent that any such dividends or distributions have been declared by the Board or any duly authorized committee of the Board and the Record Date for such dividend occurs prior to such applicable Conversion Date.

Section V.           Voting.

(a)          Except as otherwise may be required by Law or as set forth in paragraphs (b)(i) and (b)(ii) below, the Holders shall not be entitled to vote (in their capacity as Holders) on any matter submitted to a vote of the shareholders of the Corporation.  The foregoing shall not limit or modify the rights of SMBC set forth in Article III of the Exchange Agreement.

(b)          So long as any shares of Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Non-Voting Preferred Stock, voting as a single and separate class:

(i)          amend, alter or repeal any provision of (A) this Article SEVENTH or (B) the Certificate of Incorporation (including this Certificate of Amendment) or the Corporation’s bylaws that would alter, modify or change the powers, preferences or special rights of the Non-Voting Preferred Stock, in each case, by any means, including by merger, consolidation, reclassification, or otherwise (other than in connection with a Reorganization Event where the shares of Non-Voting Preferred Stock will be converted in accordance with Section VIII) so as to, or in a manner that would, adversely affect the preferences, rights, privileges or powers of the Non-Voting Preferred Stock; or

(ii)          seek any voluntary liquidation, the dissolution or winding up of the Corporation.

(c)          Notwithstanding the foregoing, the Holders shall not have any voting rights set out in paragraph (b) above if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Non-Voting Preferred Stock shall have been converted into shares of Common Stock. For the avoidance of doubt, adoption of the Amendment and Restatement shall not require the vote of the holders of Non-Voting Preferred Stock.

Section VI.          Rank; Liquidation.

(a)          With respect to any dividends or distributions (including, but not limited to, regular quarterly dividends) declared by the Board, the Non-Voting Preferred Stock shall rank (i) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any shares of Non-Voting Preferred Stock (“Junior Securities”); (ii) on parity with the Common Stock and any class or series of capital stock of the Corporation created (x) specifically ranking by its terms on parity with the Non-Voting Preferred Stock or (y) that does not by its terms rank junior or senior to the Non-Voting Preferred Stock (“Parity Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to any shares of Non-Voting Preferred Stock (“Senior Securities”). With respect to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily, except subject to (b) below, the Non-Voting Preferred Stock shall rank (i) senior to all of the Common Stock to the extent (and only to the extent) set forth in (b) below; (ii) senior to any class or series of Junior Securities; (iii) on parity with any class or series of Parity Securities (other than Common Stock or any future class or series of common stock of the Corporation); and (iv) junior to any class or series of Senior Securities.

(b)          Subject to any superior liquidation rights of the holders of any Senior Securities of the Corporation and the rights of the Corporation’s existing and future creditors, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each Holder shall be entitled to be paid out of the assets of the Corporation legally available for distribution to shareholders, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and Junior Securities and pari passu with any distribution to the holders of Parity Securities (other than Common Stock or any future class or series of common stock of the Corporation) the greater of: (i) an amount equal to the sum of the Liquidation Preference for each share of Non-Voting Preferred Stock held by such Holder and an amount equal to any dividends or distributions declared but unpaid thereon and (ii) the amount the Holders would have received if, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Non-Voting Preferred Stock had converted into Common Stock (based on the then effective Applicable Conversion Rate and without giving effect to any limitations on conversion set forth herein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section VI and will have no right or claim to any of the Corporation’s remaining assets.

(c)          In the event the assets of the Corporation available for distribution to shareholders upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Non-Voting Preferred Stock contemplated by Section VI(b), the Holders and the holders of any Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled (it being understood that, for purposes of the foregoing, Parity Securities shall not include Common Stock).

(d)          For purposes of this Section VI, the sale, conveyance, exchange or Transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other corporation or Person or the merger, consolidation or any other business combination of any other corporation or Person into or with the Corporation be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation.

Section VII.         Anti-Dilution Adjustments.

(a)          In the event the Corporation shall at any time prior to an applicable Conversion Date issue Additional Shares of Common Stock, then the Applicable Conversion Rate shall be adjusted, concurrently with such issue, to a rate determined in accordance with the following formula:

CR1	=	CR0	x	OS1
OS0

(b)          For purposes of the foregoing formula, the following definitions shall apply:

(i)          “CR0” shall mean the Applicable Conversion Rate in effect immediately before the close of business on the Record Date or effective date, as applicable, for such issuance of Additional Shares of Common Stock;

(ii)          “CR1” shall mean the Applicable Conversion Rate in effect immediately after the close of business of the Record Date or effective date, as applicable, of such issuance of Additional Shares of Common Stock;

(iii)          “OS0” shall mean the number of shares of Voting Common Stock outstanding immediately prior to such issuance of Additional Shares of Common Stock; and

(iv)          “OS1” shall mean the number of shares of Voting Common Stock outstanding immediately following such issuance of Additional Shares of Common Stock.

(c)          For the purposes of this Section VII, “Additional Shares of Common Stock” shall mean all shares of Voting Common Stock issued by the Corporation after the Closing Date and prior to an applicable Conversion Date as a distribution, dividend, stock split, stock combination or other similar recapitalization with respect to the Voting Common Stock (in each case excluding an issuance solely pursuant to a Reorganization Event).

(d)          Notwithstanding the foregoing, if any distribution, dividend, stock split, stock combination or other similar recapitalization with respect to the Voting Common Stock as described above is declared or announced, but not so paid or made, then the Applicable Conversion Rate in effect will be readjusted, effective as of the date the Board, or any officer acting pursuant to authority conferred by the Board, determines not to pay such distribution or dividend or to effect such stock split or stock combination or other similar recapitalization, to the Applicable Conversion Rate that would then be in effect had such dividend, distribution, stock split, stock combination or similar recapitalization not been declared or announced.

Section VIII.       Adjustments.

(a)          Upon the occurrence of a Reorganization Event prior to an applicable Conversion Date, each share of Non-Voting Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of Holders, automatically convert into the types and amounts of securities, cash, and other property that is or was receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which such share of Non-Voting Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Voting Common Stock (such securities, cash, and other property, the “Exchange Property”), provided that if (x) the Exchange Property consists of Voting Securities of another Person and (y) after giving effect to such automatic conversion, SMBC and its Affiliates would collectively hold more than 4.99% of any Class of Voting Securities of such Person, then, at the Corporation’s option, (1) each share of Non-Voting Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall become convertible in connection with a Convertible Transfer or an Additional Issuance in accordance with the terms of this Certificate of Amendment, at the option of the Holders, into the Exchange Property, or (2) the Corporation shall redeem the Holder’s Non-Voting Preferred Stock at a cash price per share of Non-Voting Preferred Stock equal to the product of the Applicable Conversion Rate and the Fair Market Value of the Voting Common Stock. The Holders shall not have any separate class vote on any Reorganization Event. A “Reorganization Event” shall mean:

(i)          any consolidation, merger, conversion or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;

(ii)          any sale, Transfer, lease, or conveyance to another Person of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;

(iii)          any reclassification of the Voting Common Stock into securities other than the Voting Common Stock; or

(iv)          any statutory exchange of the outstanding Common Stock for securities of another Person (other than in connection with a merger or acquisition).

(b)          In the event that holders of the shares of the Voting Common Stock have the opportunity to elect the form of consideration to be received in such Reorganization Event, the Corporation shall ensure that the Holders have the same opportunity to elect the form of consideration in accordance with the same procedures and pro ration mechanics that apply to the election to be made by the holders of the Voting Common Stock.  The amount of Exchange Property receivable upon conversion of any Non-Voting Preferred Stock shall be determined based upon the Applicable Conversion Rate in effect on the date on which such Reorganization Event is consummated.

(c)          The provisions of this Section VIII shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of Section VIII shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(d)          The Corporation (or any successor) shall, at least twenty (20) days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section VIII.

(e)          Other than with respect to an issuance of Additional Shares of Common Stock pursuant to Section VII, if at any time prior to an applicable Conversion Date, the Corporation (i) issues to all holders of the Voting Common Stock (A) shares of securities or assets of the Corporation (other than shares of Common Stock or cash) as a dividend on the Voting Common Stock or (B) certain rights or warrants entitling them for a period of sixty (60) days or less to purchase shares of Voting Common Stock at less than the current market value of the Voting Common Stock at that time, in each case, then the Corporation will make such provision as is necessary so that the Holder receives (upon cancellation of such shares of Non-Voting Preferred Stock in the event of a tender offer or exchange offer) the same dividend or other asset or property, if any, as it would have received in connection with such Adjustment Event (as defined below) if it had been the holder on the Record Date (or the date such event is effective, as the case may be) of the number of shares of Common Stock into which the shares of Non-Voting Preferred Stock held by such Holder are then convertible; or (ii) purchases shares of Voting Common Stock pursuant to a tender offer or exchange offer generally available to holders of Voting Common Stock (subject to customary securities laws limitations) at above the current market value of the Voting Common Stock at that time, and in each such case the Record Date with respect to such event (or the date such event is effective, as the case may be) occurs on or after the Closing Date and prior to an applicable Conversion Date (each such event described in (i)-(ii), an “Adjustment

Event”), then the Corporation will make such provision to extend such tender offer or exchange offer on equivalent terms to the Holders; provided that, to the extent that it is not reasonably practicable for the Corporation to make such provision, the Applicable Conversion Rate or other terms of the Non-Voting Preferred Stock shall be adjusted to provide the Holder with an economic benefit comparable to that which it would have received had such provision been made; it being understood that this paragraph (e) shall not apply to the extent that any Holder participates, or is permitted to participate, on a pro rata as-converted basis with the holders of Common Stock.  Notwithstanding anything to the contrary herein, this right shall not allow SMBC or its BHCA Affiliates to acquire a higher percentage of any Class of Voting Securities of the Corporation than SMBC and its BHCA Affiliates beneficially owned immediately prior to the event.

Section IX.          Reports as to Adjustments.

(a)          Whenever the number of shares of Common Stock into which the shares of the Non-Voting Preferred Stock are convertible is adjusted as provided in Section VII or Section VIII, the Corporation shall promptly, but in any event within ten (10) days thereafter, compute such adjustment and furnish to the Holders a certificate, signed by the principal financial officer or treasurer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Non-Voting Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective. Amounts resulting from any calculation hereunder will be rounded to the nearest 1/10,000th. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section IX.

(b)          In the event the Corporation proposes to take (or receives notice of) any action which would require an adjustment of the Applicable Conversion Rate pursuant to Sections VII and VIII, then the Corporation shall cause to be given to each Holder, at least ten (10) days prior to the applicable Record Date or effective date for such action, a written notice in accordance with Section XX: (i) stating such Record Date or effective date, (ii) describing such action in reasonable detail and (iii) stating the date as of which it is expected that holders of record of Common Stock shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section IX(b) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.

Section X.            Reservation of Stock.

(a)          The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock (solely with respect to the Non-Voting Common Stock, subject to and following the receipt of Shareholder Approval) or shares acquired or created by the Corporation, solely for issuance upon the conversion of shares of Non-Voting Preferred Stock as provided in this Certificate of Amendment, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Non-Voting Preferred Stock then outstanding.

(b)          The Corporation hereby covenants and agrees that, for so long as shares of the Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Non-Voting Preferred Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Common Stock until the first conversion of Non-Voting Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Non-Voting Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.

Section XI.          Exclusion of Other Rights.

Except as may otherwise be required by Law, the shares of Non-Voting Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth herein (as this Certificate of Amendment may be amended from time to time) and in the Certificate of Incorporation. The shares of Non-Voting Preferred Stock shall have no preemptive or subscription rights, except as may otherwise be required by the Exchange Agreement.

Section XII.         Severability of Provisions.

If any voting powers, preferences or relative, participating, optional or other special rights of the Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Amendment (as this Certificate of Amendment may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of Law, all other voting powers, preferences and relative, participating, optional and other special rights of Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Amendment (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of Non-Voting Preferred Stock or qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of Non-Voting Preferred Stock or qualifications, limitations and restrictions thereof unless so expressed herein.

Section XIII.       Reissuance of Non-Voting Preferred Stock.

Consistent with Section 515 of the New York Business Corporation Law, any shares of Non-Voting Preferred Stock that have been issued and reacquired by the Corporation upon conversion shall be cancelled promptly after acquisition thereof. All such shares shall upon their cancellation have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation. The

Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Non-Voting Preferred Stock solely in accordance with the foregoing.

Section XIV.         Additional Authorized Shares.

Notwithstanding anything set forth in the Certificate of Incorporation or this Certificate of Amendment to the contrary, the Board or any authorized committee of the Board, without the vote of the Holders, may increase or decrease the number of authorized shares of Non-Voting Preferred Stock or other stock ranking junior or senior to, or on parity with, the Non-Voting Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

Section XV.          Determinations.

The Corporation shall be solely responsible for making all calculations called for hereunder. Absent fraud or manifest error, such calculations shall be final and binding on all Holders. The Corporation shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board, shall be final and conclusive unless clearly inconsistent with the intent hereof. Amounts resulting from any calculation will be rounded, if necessary, to the nearest one ten-thousandth, with five one-hundred thousandths being rounded upwards.

Section XVI.       No Redemption.

The Corporation may not, at any time, redeem the outstanding shares of the Non-Voting Preferred Stock, other than as otherwise expressly set forth in Section VIII.

Section XVII.      Maturity.

The Non-Voting Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Amendment.

Section XVIII.    Repurchases.

Subject to the limitations imposed herein, the Corporation may purchase and sell shares of Non-Voting Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board or any duly authorized committee of the Board may determine.

Section XIX.       No Sinking Fund.

Shares of Non-Voting Preferred Stock are not subject to the operation of a sinking fund.

Section XX.        Notices.

All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Amendment shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) delivered by means of electronic mail (provided that no “error message” or other notification of non-delivery is generated) or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid).  Such notices, demands and other communications shall be sent to (i) if to the Corporation, 520 Madison Avenue, New York, NY 10022, Attention:  Office of the General Counsel or (ii) if to any Holder or holder of Common Stock, as the case may be, to such Holder or holder at the address listed in the stock record books of the Corporation, or, in each case, to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Section XXI.       Taxes.

The Corporation and each Holder shall bear their own expenses in connection with any conversion contemplated by Section III, except that the Corporation and each Holder shall evenly split any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any issuance or delivery of shares of Non-Voting Preferred Stock or Common Stock or other securities issued on account of Non-Voting Preferred Stock pursuant hereto.

Section XXII.     No Share Certificates.

Notwithstanding anything to the contrary contained in this Certificate of Amendment, no shares of Non-Voting Preferred Stock shall be issued in physical, certificated form. All shares of Non-Voting Preferred Stock shall be evidenced by book-entry on the record books maintained by the Corporation or its transfer agent.

Section XXIII.    Transfers.

The shares of Non-Voting Preferred Stock are subject to the restrictions on Transfer set forth in the Exchange Agreement.  Any purported transfer in violation of such restrictions shall be null and void.

EIGHTH:          The Secretary of State of the State of New York is designated as an agent of the Corporation upon whom process against it may be served, and the post office address to which the Secretary of State shall mail a copy of such process served upon him is to CT Corporation System, 28 Liberty St., New York, NY, 10005.

NINTH:            No director shall be personally liable to the Corporation or its shareholders for damages for any breach of duty, as a director, except for any matter in respect of which such director shall be liable by reason that, in addition to any and all other requirements for such liability, there shall have been a judgment or other final adjudication adverse to him that establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of the New York Business Corporation Law. Neither the amendment nor repeal of this Article shall eliminate or reduce the effect of this Article in respect to any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision. This Article shall neither eliminate nor limit the liability of a director for any act or omission occurring prior to the adoption of this Article. If the New York Business Corporation Law is amended hereafter to expand or limit, without specific shareholder approval therefor, the liability of a director, then the liability of a director of the Corporation shall be expanded to the extent required or limited to the extent permitted by the New York Business Corporation Law, as so amended.

TENTH:          A majority vote of the outstanding Voting Common Stock shall be required to authorize any merger, consolidation, or dissolution of the Corporation or any sale, lease, exchange or other disposition of all or substantially all of the Corporation’s assets.

*   *   *

FIFTH: This restatement of the Certificate of Incorporation of the Corporation, as heretofore amended, was authorized, pursuant to Sections 803(a) and 807 of the New York Business Corporation Law, by the affirmative vote of the Board of Directors of the Corporation at a special meeting on April 21, 2023, followed by the vote of holders of a majority of outstanding shares of the Corporation entitled to vote thereon at a meeting of shareholders held on [●], 2023.

IN WITNESS WHEREOF, we have signed this Restated Certificate of Incorporation on the [●][st] day of [●], 2023 and we affirm the statements contained herein as true, under penalties of perjury.

[●] Authorized Person

[●] Authorized Person

[Signature Page to the Restated Certificate of Incorporation]

Exhibit B

Form of
Exchange Notice
Jefferies Financial Group Inc.
520 Madison Avenue, New York, NY 10022

Attention:	Office of the President
Email:	[REDACTED]@Jefferies.com

with a copy to:

Attention:	Office of the General Counsel
Email:	[REDACTED]@Jefferies.com

Reference is hereby made to that certain Exchange Agreement, dated as of April 27, 2023 (as amended from time to time, the “Exchange Agreement”), by and between Jefferies Financial Group Inc., a New York corporation (the “Company”), and Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan (“SMBC”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

SMBC hereby transfers to the Company effective as of the Exchange Date, the number of shares of Common Stock in Exchange for shares of Non-Voting Preferred Stock to be issued in its name as set forth below or, in accordance with the terms of the Exchange Agreement.

Legal Name of Shareholder (or designee): [●]

Address: [●]

Number of shares of Common Stock to be exchanged: [●]

Account Number: [●]

Legal Name of Account Holder: [●]

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to Enforceability Exceptions; (iii) the shares of Common Stock are being transferred to the Company, free and clear of any Liens (other than Transfer restrictions arising under the Exchange Agreement or applicable securities Laws) and any preemptive or similar rights; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Common Stock subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such Common Stock to the Company.

The undersigned hereby irrevocably constitutes and appoints any officer of Company as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Company the shares of Common Stock subject to this Exchange Notice and to deliver to the undersigned the shares of Non-Voting Preferred Stock to be delivered in Exchange therefor.

IN WITNESS WHEREOF, the undersigned, but authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

[●]
Name:
Title:
Dated:

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Exhibit C

Form of Resignation

[●], 202[●]

Board of Directors
Jefferies Financial Group Inc.
520 Madison Avenue,
New York, NY 10022
Re: Resignation
Ladies and Gentlemen:

This irrevocable resignation is delivered pursuant to that certain Exchange Agreement, dated as of April 27, 2023 (as amended from time to time, the “Exchange Agreement”), by and between Jefferies Financial Group Inc., a New York corporation (the “Company”), and Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan (“SMBC”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

Pursuant to Sections 3(c)(iv) and (h) of the Exchange Agreement, effective only upon, and subject to, the occurrence of the SMBC Rights Termination Event, I hereby irrevocably resign from my position as a director of the Company and from any and all committees of the Board on which I serve.

By executing and delivering this irremovable resignation, I am not waiving any indemnification and/or exculpation rights and/or benefits that I may have or be entitled, including those arising under the Exchange Agreement, the Company Organizational Documents, New York or other Law, any insurance policies maintained by the Company or otherwise.

Sincerely,

__________________________
Name:

Exhibit 10.2

JEFFERIES FINANCIAL GROUP INC.
JEFFERIES FINANCE LLC
SUMITOMO MITSUI FINANCIAL GROUP, INC.
SUMITOMO MITSUI BANKING CORPORATION
SMBC NIKKO SECURITIES INC.
SMBC NIKKO SECURITIES AMERICA, INC.

Memorandum of Understanding in Relation to
Strategic Alliance

This memorandum of understanding (as amended from time to time, and together with such guidelines and other arrangements expressly made a part hereof, this “MOU”) in relation to our strategic alliance (the “Alliance”) is made, and the actions and transactions contemplated hereby shall take effect, on April 27, 2023 (the “Effective Date”).

BY AND AMONG

(1)
Jefferies Financial Group Inc., a company incorporated in New York, USA and having its registered office at 520 Madison Avenue, New York, NY 10022, USA, and its present and future affiliates and subsidiaries that are partner to the Alliance (collectively, “Jefferies”);

(2)
Jefferies Finance LLC, a limited liability company organized in Delaware, USA and having its registered office at 520 Madison Avenue, New York, NY 10022, USA, and its present and future affiliates and subsidiaries that are partner to the Alliance (collectively, “JFIN”);

(3)
Sumitomo Mitsui Financial Group, Inc., a financial holding company incorporated in Japan and having its registered office at 1-2 Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-1005, Japan, and its present and future affiliates and subsidiaries that are partner to the Alliance (collectively, “SMFG”);

(4)
Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan and having its registered office at 1-2 Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-1005, Japan, and its present and future affiliates and subsidiaries that are partner to the Alliance (collectively, “SMBC”);

(5)
SMBC Nikko Securities Inc., a joint stock company incorporated in Japan and having its registered office at 3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo 100-8325, Japan, and its present and future affiliates and subsidiaries that are partner to the Alliance (collectively, “SMBC-Nikko”); and

(6)
SMBC Nikko Securities America, Inc., a company incorporated in Delaware, USA and having its registered office at 277 Park Avenue, Fifth Floor, New York, NY 10172, USA, and its present and future affiliates and subsidiaries that are partner to the Alliance (collectively, “SMBC-Nikko America”).

“SMBC Group” shall refer to, collectively, SMBC, SMFG, SMBC-Nikko and SMBC-Nikko America. The parties hereto shall be collectively referred to as the “Parties” and each, a “Party”;

provided that, as the context requires and unless expressly stated otherwise, where a reference to a Party is used as a reference to (a) SMBC, including references to “SMBC,” “SMBC Group,” “a Party” or “the other Party”, that reference shall be interpreted as referring to SMBC Group, and (b) Jefferies, including references to “Jefferies,” “a Party” or “the other Party”, that reference shall be interpreted as referring to Jefferies and JFIN, collectively.

WHEREAS

The Parties (other than SMBC-Nikko America) have previously entered into the legally binding Memorandum of Understanding, dated July 13, 2021, by and among the Parties (other than SMBC-Nikko America) (the “2021 MOU”).

The Parties have agreed to enter into this legally binding MOU.

1.	Description:

1.1
The purpose of the Alliance is to collaborate, expand market presence and increase the incremental business and revenue generating opportunities of the Parties by (a) leveraging SMBC Group’s client base, balance sheet and debt capital markets capabilities and Jefferies’ investment banking capabilities, including mergers and acquisitions advisory and its equity franchise, (b) referring business and certain clients to the appropriate Parties (and for the appropriate Parties to provide services to such clients), and (c) collaborating on certain marketing and outreach initiatives to certain new and existing clients, including (i) Jefferies using reasonable best efforts to offer services to certain of SMBC Group’s clients on an ongoing basis and (ii) collaborating to create and utilize marketing materials reflecting the Parties’ separate names and logos (i.e., co-branding) side-by-side, with appropriate disclaimers.

1.2
The Parties hereby agree to participate in the Alliance in accordance with the high-level terms of this MOU, including:  (a) certain collaboration, joint marketing and joint coverage obligations (“Joint Coverage”) with respect to certain new and existing clients (the “Joint Coverage Clients”); (b) certain collaboration and joint marketing efforts between certain SMBC Group entities and Jefferies with respect to Jefferies conducting its U.S. mergers and acquisitions advisory business (the “M&A Collaboration”); (c) certain collaboration and joint marketing efforts between certain SMBC Group entities and Jefferies with respect to Jefferies conducting its U.S. Equity Capital Markets business, U.S. Equity Sales and Trading business and U.S. Equity Research business (the “Equity Business Collaboration”); (d) certain collaboration and joint marketing efforts between certain SMBC Group entities and Jefferies with respect to certain SMBC Group entities conducting their public U.S. investment grade debt capital markets financing business (the “DCM Collaboration”); and (e) certain revenue sharing obligations with respect to the Alliance (the “Fee Allocation”). The Parties will use reasonable best efforts to leverage their respective client relationships and origination, execution, and distribution capabilities in connection with participation in the Alliance.

1.3	The Parties hereby agree to participate in certain ongoing collaborations originally agreed to in the 2021 MOU, which such collaborations are to be further reflected in an
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implementation plan to be agreed among the Parties: (i) certain global investment banking services for global mergers and acquisitions, investment banking and restructuring advisory services (continued from the 2021 MOU, the “Global M&A Collaboration”) and (ii) certain collaborations and joint marketing efforts between certain SMBC Group and Jefferies with respect to certain United States investment and commercial banking transactions (continued from the 2021 MOU, the “Sub-IG Collaboration”). The Parties will use reasonable best efforts to leverage their respective client relationships and origination, execution, and distribution capabilities in connection with these ongoing collaborations. The Parties shall discuss and agree regarding the continuation, or replacement by the terms of this MOU, of those certain ongoing collaborations for the healthcare industry under the 2021 MOU, including as set forth in the Healthcare Term Sheets dated July 13, 2021 and July 19, 2022 under the 2021 MOU (together, the “Healthcare Term Sheets”).

1.4
When engaging in the mandates, collaborations and transactions contemplated under this MOU, the Parties shall (a) enter into the mandates, collaborations and transactions through one or more of their appropriately licensed affiliates, (b) comply with all applicable legal, regulatory and administrative laws, statutes, ordinances, acts, codes, directives, determinations, rules, regulations and orders, enacted, issued or promulgated by any governmental or regulatory authority or body applicable to such Party or its property (“Laws”), and (c) comply with all contractual, fiduciary and other obligations and duties owed to existing and new clients.

1.5	The Parties will discuss and negotiate in good faith any matters arising from this MOU.

2.	Terms of MOU:

2.1
Any Party (in its sole discretion) may decline to participate in any mandate, collaboration or transaction for any reason (including (a) conflicts of interest, (b) legal limitations and restrictions arising under Law, (c) reputational issues or (d) limitations or restrictions arising under contractual, fiduciary and other obligations and duties owed to existing and new clients).

2.2
Any mandate, collaboration or transaction contemplated by this MOU will be subject to compliance with Laws, including Laws applicable to compensation-sharing restrictions, restrictions on a Party soliciting business in certain jurisdictions, data-protection regulation, broker-dealer regulation and conflicts management. Each Party shall be responsible for its own compliance with any “know your customer,” anti-money laundering, anti-corruption, sanctions and anti-terrorist financing and other applicable regulatory requirements in respect of any clients referred to such Party or who such Party provides services to pursuant to this MOU, including Joint Coverage Clients.

2.3
For any jurisdictions or clients where a Party or one of its affiliates becomes restricted or limited by Law or any contractual or fiduciary obligation to such client from performing any activity, assignment or transaction (including with respect to soliciting business and sharing commissions or fees) contemplated by this MOU, performance of such activity, assignment or transaction shall, without any further action of any Party, cease to be

3

activities, assignments and transactions with respect to which the Parties will cooperate under this MOU for the duration of time that such Party is so restricted or limited.

2.4
The Parties agree that, notwithstanding this MOU, it is important (a) for legal, regulatory and other purposes that each Party maintains its distinct corporate personality and (b) that, except as expressly set forth herein or as may be otherwise expressly agreed from time to time, there shall not be any coordination or joint operation of each Party’s respective businesses, or an appearance of such coordination or joint operation. Nothing contained in this MOU shall give any Party (or any of its affiliates), directly or indirectly, the right to control or direct the business, conduct or operations of any other Party (or its affiliates). Each Party shall exercise, subject to the terms and conditions of this MOU, complete control and supervision over its and its subsidiaries’ respective business, conduct and operations, as applicable. Nothing in this Clause 2.4 shall in any way restrict or limit the appointment or activities of any SMBC Designee (as defined in that certain Exchange Agreement, dated as of the date hereof, by and between Jefferies and SMBC), if any.

3.	Governance:

3.1	Governance Committee.

3.1.1
The Governance Committee shall (a) be compromised of the MOU Point Persons (specified below) (the “Governance Committee”) and (b) hold meetings (which may be held in person or by remote means, including telephonic or video conferencing) on at least a quarterly basis in order to help facilitate and maximize the goals of the Parties under this MOU, including overseeing any committee contemplated by this MOU. For the avoidance of doubt, the Governance Committee shall consist of two MOU Point Persons from each of Jefferies and SMBC Group.

3.2	Role of Governance Committee.

3.2.1	On or around each anniversary of the date hereof, this MOU and the performance of the Parties hereunder will be reviewed by the Governance Committee.

3.2.2	The Governance Committee shall from time to time review whether each Party has a proper incentive scheme to provide motivation for its employees to direct and refer business to the Alliance.

3.2.3	The Parties shall continuously discuss and use reasonable best efforts to further strengthen the Alliance, including in respect of capital and business alliances, to the extent in accordance with Law.

3.3	Point Persons.

3.3.1	The following persons will be the key contact persons at each of the Parties in respect of any potential matter falling within the scope of this MOU (each, as applicable, an “MOU Point Person”).

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(i)	For Jefferies, the individuals set out below:

[REDACTED] Email: [REDACTED]@Jefferies.com Telephone: [REDACTED]

[REDACTED] Email: [REDACTED]@Jefferies.com Telephone: [REDACTED]

(ii)	For SMBC Group, the individuals set out below:

[REDACTED], Chief Executive Officer of the Americas division Email: [REDACTED]@smbcgroup.com Telephone: [REDACTED]

[REDACTED], Deputy President, SMBC Nikko Securities Inc. Email: [REDACTED]@smbcnikko.co.jp Telephone: [REDACTED]

together with such other person(s) as may be notified by any Party to the other Party in writing (including e-mail) from time to time (it being understood and agreed that any such additional person designated by a Party as a MOU Point Person in excess of the two MOU Point Persons serving on the Governance Committee for such Party shall be so designated for notice purposes only).

3.3.2	Any Party may replace or remove any of the MOU Point Persons designated by such Party by written notice to the other Party.

4.	Representations, Warranties and Undertakings

4.1
Each Party represents, warrants and undertakes to the other Party as set out in Schedule A, and the Parties acknowledge that each Party entered into this MOU in reliance upon the accuracy of the representations, warranties and undertakings given by the other Party on Schedule A.

4.2
Except as expressly otherwise provided herein, each of the representations, warranties and undertakings shall be separate and independent and shall not be limited by reference to any other paragraph of Schedule A or by anything in this MOU.

5.	Non-Solicitation of Employees

5.1
For a period starting on the date hereof and ending on that date that is two years from the effective date of the termination of this MOU, no Party (and no representative or affiliate acting on behalf of a Party) will, without the prior written consent of the other Party (the individual being solicited is not authorized to provide such consent, even if such individual is authorized to provide consent hereunder for such Party on other matters covered herein)

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or except as otherwise expressly contemplated hereby, directly or indirectly, solicit or hire for employment any person or employee of the other Party or its affiliates that such Party became aware of or received information about in the course of performing this MOU or with whom such Party met (whether in person or telephonically) in the performance of the Alliance; provided, however, that (a) general advertisements and other similar broad forms of solicitation not specifically targeted at employees of the other Party or its affiliates shall not constitute direct or indirect solicitation hereunder (and no hiring resulting therefrom shall be prohibited) and (b) the foregoing shall not restrict any solicitation or hiring of any employee of the other Party or its affiliates who (x) was terminated by the other Party or its affiliates or (y) otherwise ceased to be employed by the other Party or its affiliates at least three months prior to any solicitation or hiring discussions prohibited by this Clause 5.

6.	Confidentiality:

6.1
Each Party shall (and each Party shall cause its respective affiliates and its and their employees and representatives to) keep confidential and not disclose, without the prior written consent of the other Party, any Confidential Information to any person, subject to Clause 6.2. “Confidential Information” means information regarding (a) all details of the Alliance, including facts underlying the Alliance, (b) the transactions contemplated by this MOU and (c) prospective clients and client information; provided, however, that, in respect of a specific Party, Confidential Information shall not include any information that (i) was known by such Party or its affiliates on a non-confidential basis prior to the date hereof, (ii) is or becomes generally available to the public, other than as a result of a disclosure in violation of this Clause 6 by such Party or its affiliates, (iii) is or was independently generated by such Party or its affiliates without the use of Confidential Information or (iv) is or becomes available or known to such Party or its affiliates from a source (other than the other Party or its affiliates) that, to such Party’s knowledge, is not bound by a confidentiality agreement or other obligation of confidentiality with respect to such information.

6.2
Notwithstanding Clause 6.1, a Party may disclose Confidential Information (a) to its affiliates and its and their employees and representatives that it reasonably determines need to know such information; provided that the disclosing Party shall (i) impose upon its affiliates and its and their employees and representatives to whom Confidential Information is disclosed confidentiality obligations at least as protective as the confidentiality obligations hereunder with respect to any such disclosed Confidential Information, and (ii) remain primarily liable hereunder with respect to any information leakage or other breach of confidentiality by such persons, (b) to any professional advisers of the disclosing Party or its affiliates who are bound to the disclosing Party or its affiliates by confidentiality obligations pursuant to Laws, contract or otherwise, in each case, that are at least as protective as the confidentiality obligations hereunder, with respect to any such Confidential Information disclosed, (c) as required by any Law or subpoena or legal process or to any regulatory or governmental authority or body; provided that the disclosing person notifies the other Party as soon as practical in the event of any such disclosure (other than as a result of an examination by any regulatory or governmental authority or body) unless such notification is prohibited by Law, or (d) to any bank or financial regulatory or

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governmental authority or body of competent jurisdiction (including the Board of Governors of the Federal Reserve System or the Financial Services Agency of Japan) with jurisdiction over such Party or any of its affiliates (for purposes of the Bank Holding Company Act of 1956, as amended), which such disclosure is reasonably necessary to respond to a request or requirement of (including in connection with any audit or examination of or filing with) such bank or financial regulatory or governmental authority or body and, accordingly, the obligations of confidentiality and non-disclosure set out herein shall not apply to any such disclosure; provided that, promptly following such disclosure, subject to Law and the directions and instructions of the applicable bank or financial regulatory or governmental authority or body, the applicable Party shall provide notice to the other Party of any such disclosure in response to such a request or requirement that specifically targets the other Party, this MOU or the Alliance.

6.3
No Party shall disclose to any other Party any information (whether Confidential Information or not) that it is prohibited to disclose to such other Party due to any confidentiality, fiduciary or other obligation to an existing, past or prospective client; provided that such Party shall use reasonable best efforts to obtain consent from such existing, past or prospective client to disclose such information to the other Parties if disclosure would be necessary or desirable to facilitate the actions, collaborations and transactions contemplated by the Alliance.

6.4
Notwithstanding anything to the contrary in this MOU, this Clause 6 and the confidentiality obligations set forth herein shall survive any termination of this MOU, and remain in full force and effect, until the date that is two years following the termination date of this MOU.

7.	Information Sharing

7.1
As soon as reasonably practicable, the Parties shall develop in good faith a framework governing the sharing and disclosure of information amongst the Parties (including customer and client information), solely for the purposes of effectuating and facilitating the Alliance, including those activities enumerated in Clause 1.2 and otherwise described in this MOU and in compliance with applicable Laws.

8.	Performance Obligations

8.1
Upon the terms and subject to the conditions set forth in this MOU, Jefferies shall use reasonable best efforts to (a) proactively market its services to, and solicit business from (including via joint pitches of the Parties to Joint Coverage Clients), Joint Coverage Clients in respect of the M&A Target Business and the Equity Target Business (as such terms are agreed among the Parties), and (b) cooperate with SMBC Group in connection with the matters contemplated by the foregoing clause (a).

8.2
Upon the terms and subject to the conditions set forth in this MOU, Jefferies shall use reasonable best efforts to (a) introduce, refer and direct to SMBC-Nikko America and the U.S. branches of Sumitomo Mitsui Banking Corporation (collectively, “U.S. SMBC/Nikko”) opportunities for potential business and engagements in the DCM Target Business (as such term is agreed among the Parties) of which Jefferies may become aware,

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(b) market U.S. SMBC/Nikko’s services in respect of the DCM Target Business to Jefferies’ clients (including introducing SMBC and SMBC-Nikko America to such clients) and (c) cooperate with SMBC Group in connection with the matters contemplated by the foregoing clauses (a) and (b).

8.3
Upon the terms and subject to the conditions set forth in this MOU, U.S. SMBC/Nikko shall use reasonable best efforts to (a) proactively market its services to, and solicit business from (including via joint pitches of the Parties to Joint Coverage Clients), Joint Coverage Clients in respect of the DCM Target Business and (b) cooperate with Jefferies in connection with the matters contemplated by the foregoing clause (a).

8.4
Upon the terms and subject to the conditions set forth in this MOU, U.S. SMBC/Nikko shall use reasonable best efforts to (a) introduce, refer and direct to Jefferies opportunities for potential business and engagements in the M&A Target Business and Equity Target Business of which U.S. SMBC/Nikko may become aware, (b) market Jefferies’ services in respect of the M&A Target Business and Equity Target Business to U.S. SMBC/Nikko’s clients (including introducing Jefferies to such clients) and (c) cooperate with Jefferies in connection with the matters contemplated by the foregoing clause (a) and (b).

9.	Indemnification

9.1
Jefferies shall indemnify and hold harmless each of SMBC Group, its affiliates, and its and their respective Representatives (collectively, the “SMBC Indemnitees”) from and against, and shall promptly pay and reimburse the SMBC Indemnitees, any and all Losses incurred or sustained by any SMBC Indemnitees based on, arising out of, with respect to or by reason of any claim, dispute, action, suit, litigation, arbitration or other proceeding (each, an “Action”) by any third party based on, arising out of, with respect to or by reason of Jefferies’ or its affiliates’ (a) material breach of this MOU or (b) fraud, gross negligence or willful misconduct, in each case for clause (a) and (b), as determined by a court or arbitrator of competent jurisdiction in a final and non-appealable judgment or determination.

9.2
SMBC Group shall indemnify and hold harmless each of Jefferies, its affiliates, and its and their respective Representatives (collectively, “Jefferies Indemnitees”) from and against, and shall promptly pay and reimburse the Jefferies Indemnitees, any and all Losses incurred or sustained by any Jefferies Indemnitees based on, arising out of, with respect to or by reason of any Action by any third party based on, arising out of, with respect to or by reason of SMBC Group’s or its affiliates’ (a) material breach of this MOU or (b) fraud, gross negligence or willful misconduct, in each case for clause (a) and (b), as determined by a court or arbitrator of competent jurisdiction in a final and non-appealable judgment or determination.  Each of SMBC Group and Jefferies is an “Indemnitee Party.”

9.3
With respect to any indemnifiable Action by a third party, the Indemnitee Party shall provide the Party providing indemnification or from whom indemnification is sought (the “Indemnifying Party”) with prompt written notice concerning the existence of such indemnifiable Action, which notice shall include a description in reasonable detail of (a) the basis for, and nature of, such Action, including the facts constituting the basis for such Action, (b) the estimated amount of the Losses that have been or may be sustained by

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the Indemnitee Party in connection with such Action (which estimated amount shall not be conclusive of the final amount of such Losses) or a statement that the amount of Losses is not reasonably ascertainable and (c) reasonable supporting documentation to the extent available; provided that failure to give such notification shall not affect the indemnification provided hereunder, except to the extent the rights of the Indemnifying Party in respect of such indemnifiable Action have been actually prejudiced as a result of such failure.  The Indemnifying Party shall have the right to assume and control the defense and settlement of such Action by giving written notice to the Indemnitee Party within thirty (30) days after receipt of written notice of the applicable Action from the Indemnitee Party, subject to the Indemnifying Party agreeing, in a written instrument and in advance of the Indemnifying Party assuming the defense of such Action on behalf of the Indemnitee Party, that the Indemnifying Party is obligated to indemnify the Indemnitee Party for such Action and the Losses arising therefrom; provided that the Indemnitee Party shall have the right to control the defense and settlement of any Action (i) that alleges, or seeks a finding or admission of, a violation of Law by any such indemnifiable Indemnitee Party, (ii) in which the imposition of a consent order, injunction or decree that would restrict the future activity or conduct of any Indemnitee Party (or other non-monetary relief) is sought against any Indemnitee Party, (iii) an adverse outcome of which would, or would reasonably be expected to, materially and adversely affect the ongoing business of any Indemnitee Party, (iv) brought by, or on behalf of, any regulatory or governmental authority or body having jurisdiction over any Indemnitee Party or (v) if, after the Indemnifying Party assumes the defense of such Action, the Indemnifying Party has failed to diligently defend such Action; provided, further, that, whether or not the Indemnitee Party undertakes to control the defense and settlement of an indemnifiable Action, the Indemnitee Party shall not settle, compromise or offer to settle or compromise any such Action without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed), unless the Indemnitee Party irrevocably waives its right to indemnification hereunder in respect of such Action.

9.4
Notwithstanding anything herein to the contrary, the Indemnitee Party (or, in the case the Indemnitee Party has the right to control the defense and settlement of an Action pursuant to the proviso in Clause 9.3, the Indemnifying Party (the Party having such right to control, the “Controlling Party”, and the other Party, the “Non-Controlling Party”)) may participate, at its own expense, in any defense and settlement, directly or through counsel of its choice, subject to the Controlling Party’s right to control the defense and settlement thereof.  The fees and disbursements of such counsel shall be at the expense of the Non-Controlling Party; provided that if (i) there exists a conflict of interest between the Controlling Party and the Non-Controlling Party and (ii) the Controlling Party is the Indemnifying Party, then the Controlling Party shall be liable for the reasonable fees and expenses of counsel to Non-Controlling Party in each jurisdiction for which the Non-Controlling Party determines separate counsel is required.  Each of the Indemnifying Party and the Indemnitee Party shall reasonably cooperate with each other in connection with the defense of any indemnifiable Action, including by retaining and providing to the Controlling Party such defense records and information that are reasonably relevant to such Action and making available employees on a mutually convenient basis for providing additional information and explanation of any material provided hereunder, it being understood that the reasonable and documented out-of-pocket fees and expenses of the Non-Controlling

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Party (if it is the Indemnitee Party) relating thereto shall be considered Losses attributable to the associated Action; provided that no Party (nor any of their affiliates or its or their respective Representatives) shall be required to furnish any such information to the other Party that would (in the reasonable judgment of such Party upon advice of counsel) be reasonably likely to (x) waive or jeopardize any legal privileges, including the attorney-client privilege, held by such Party or any of its affiliates, (y) breach any duty of confidentiality owed to any third party (whether such duty arises contractually, statutorily or otherwise) or any agreement with any third party or (z) violate any applicable Law (provided, further, however, that such Party shall (and shall cause its affiliates to) use reasonable best efforts to make other arrangements (including redacting information or making substitute disclosure arrangements) that would enable disclosure to the other Party (or its Representatives) to occur without waiving or jeopardizing such legal privilege, breaching any such duty of confidentiality or other agreement or violating applicable Law, including using reasonable best efforts to obtain any required consents). The Controlling Party shall keep the Non-Controlling Party reasonably advised of the status of such Action and the defense thereof, shall provide to the Non-Controlling Party a reasonable period to review and comment upon drafts of any documentation relating to court submissions or any such settlement that the Controlling Party proposes to file or enter into in respect of such Action and shall consider in good faith any recommendations made by the Non-Controlling Party with respect thereto.

9.5
If the Indemnifying Party undertakes to control the defense and settlement of an indemnifiable Action, the Indemnifying Party shall not settle, compromise or offer to settle or compromise any such indemnifiable Action without the prior written consent of the Indemnitee Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that such consent may be withheld in the sole discretion of the Indemnitee Party if such settlement (a) does not include from the claimant an unqualified release of the Indemnitee Parties from any and all liability, obligation and damage in respect of such indemnifiable Action, (b) does not provide solely for the payment of money, which shall be paid directly by (or reimbursed to the Indemnitee Party from) the Indemnifying Party, or (c) includes any admission of any liability, fault or wrongdoing (including any violation or breach of Law) by any Indemnitee Party.

9.6
Where one and the same set of facts, circumstances or events qualifies under more than one provision entitling an Indemnitee Party to a claim or remedy of indemnification under Clause 9, such Indemnitee Party shall not be entitled to duplicative recovery of Losses arising out of such facts, circumstances or events.  Notwithstanding anything herein to the contrary, in no event shall any Indemnitee Party be entitled to indemnification pursuant to this Clause 9 to the extent any Losses were attributable to such Indemnitee Party’s own breach of this MOU or fraud, gross negligence or willful misconduct, in all cases, as determined by a court or arbitrator of competent jurisdiction in a final and non-appealable judgment or determination.

9.7
Each Party shall use reasonable best efforts to take actions within its control to mitigate any Loss upon and after obtaining knowledge of any event, set of facts, circumstance or occurrence that would reasonably be expected to give rise to any Loss that would reasonably be expected to give rise to an indemnity obligation pursuant to this Clause 9.

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9.8
For the purposes of this Clause 9: “Representatives” means the applicable person’s directors, officers, principals, partners, managers, members and employees; and “Losses” means any and all losses, damages, payments, awards, penalties, judgments, settlements, fines, costs and expenses (including reasonable and documented out-of-pocket fees and expenses of attorneys and accountants) actually suffered or incurred; provided that “Losses” shall not include (a) consequential, punitive, special or exemplary damages, regardless of form of action, whether in contract, tort, strict liability or otherwise or (b) lost profits, opportunity costs, damages to business reputation, diminution in value or damages based upon a multiple of earnings, revenues or similar financial measure, in each case, except to the extent actually paid to a third party.

10.	Termination:

10.1	Termination by Mutual Agreement; Termination At Will. Notwithstanding any other provisions of this MOU, and subject to satisfying any ongoing regulatory obligations:

(i)
the Governance Committee may terminate this MOU (or any or all of the schedules to any implementation plan to be agreed among the Parties) at any time by unanimous consent of all the members of the Governance Committee; and

	(ii)	this MOU may be terminated in whole (but not in part) by a Party upon 6 months’ prior written notice to the other Parties.

10.2	Termination by Termination Event.

Subject to satisfying any ongoing regulatory obligations, the non-defaulting Party (or, in the case of subclause (v) below, any Party) may also terminate this MOU in whole (but not in part) by the delivery of a written notice of termination (including pursuant to Clause 10.1(ii), a “Termination Notice”) to the other Parties upon the non-defaulting Party becoming aware (or, in the case of subclause (viii) below, following the determination of the Governance Committee) of the occurrence of any event as set out below (each such event, a “Termination Event”):

	(i)	if the other Party has materially breached any of the terms of this MOU and such breach shall continue unremedied for a period of thirty (30) days;

	(ii)	if any of the representations or warranties of the other Party, as set forth in Schedule A, were not true (other than de minimis inaccuracies) as of the date hereof;

	(iii)	if the other Party fails to comply with any Law which would prevent or hinder its performance under this MOU in any material respect;

	(iv)	if the other Party becomes insolvent or bankrupt or become the subject of any insolvency, bankruptcy or administration proceedings (under any Law); or

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	(v)	if a Party is required by any Law, court or applicable stock exchange or required or requested by any governmental or regulatory authority or body to terminate this MOU (or any portion hereof);

(vi)
if the other Party shall cease to maintain for a period of thirty (30) days in full force and effect any licenses and/or qualifications as are necessary to provide the services contemplated hereby to clients in respect of (A) the M&A Collaboration or the Equity Business Collaboration (in the case of Jefferies), (B) the DCM Collaboration (in the case of SMBC Group) or (C) the Global M&A Collaboration and the Sub-IG Collaboration;

(vii)
if the other Party ceases to conduct (or ceases to have the necessary personnel and assets to conduct) all or a material portion of its business necessary to provide the services contemplated hereby to clients in respect of (A) the M&A Collaboration or the Equity Business Collaboration (in the case of Jefferies), (B) the DCM Collaboration (in the case of SMBC Group) or (C) the Global M&A Collaboration and the Sub-IG Collaboration; or

(viii)
if any event occurs in relation to the other Party that is determined by a majority of the Governance Committee to be likely to damage the reputation of such other Party and such damage is so determined by the Governance Committee to be likely to adversely affect the ability of such other Party to perform its obligations under the terms of this MOU or cause damage to the reputation of the non-defaulting Party.

10.3	Termination Notice.

(i)
The Termination Notice shall be delivered in accordance with Clause 15 and, other than for termination pursuant to Clause 10.1(ii), shall state the reasons for termination by referring to the appropriate provision of this MOU.

(ii)
This MOU shall be deemed to be terminated (a) thirty (30) days from the date of the Termination Notice after the occurrence of a Termination Event (except for a Termination Notice delivered under Clause 10.1(ii), Clause 10.2(v) or Clause 10.2(viii)), unless otherwise extended in writing by the non-defaulting Party; (b) in the case of a Termination Notice delivered under Clause 10.2(v), as required by such order from the court or the relevant stock exchange or any other competent regulatory or governmental authority or body, or in the reasonable opinion of counsel to comply with Law; (c) in the case of Clause 10.2(viii), such termination shall be effective immediately; (d) in the case of Clause 10.1(ii), at the time period specified in Clause 10.1(ii); or (e) at the end of such period as provided otherwise in this MOU.

10.4
In the event of termination, all fees and commission split agreements and obligations will be terminated; provided that, to the extent permitted by Law, the fees and expenses sharing in respect of any M&A transaction ongoing as at the date of such termination shall (i) survive termination of this MOU until such time as such M&A transaction is completed and (ii) be paid to the Parties in accordance with this MOU as if it had not been terminated.

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10.5
For the avoidance of doubt, unless otherwise agreed by the Parties, the termination of the entire MOU will also terminate any guidelines and other arrangements expressly made a part hereof in accordance with the same terms.

11.	No Partnership or Agency

11.1
It is expressly agreed that, unless otherwise agreed by the Parties, nothing in this MOU shall operate so as to constitute any (a) employee, agent, or representative of one Party being the employee, agent, or representative of the other Party, (b) Party as the partner of the other Party, or (c) affiliate relationship between the Parties.

11.2
No Party shall represent that it has the power or authority to commit to any agreement or obligation on behalf of the other Party (or its affiliates) or to bind the other Party (or its affiliates) in any way.

12.	Announcement

12.1
No Party shall release any public announcement or dispatch any public announcement or circular relating to this MOU, unless the form and content of such announcement or circular have been agreed in writing (email being sufficient) in advance between the Parties. Prior to making any public announcement relating to this MOU, each Party shall make a mutually agreed upon disclosure to its respective FINRA risk coordinator regarding the terms of this MOU.

12.2
Following such disclosure, it is the intention of the Parties to make mutually agreed upon public announcements of the Alliance following the execution of this MOU and from time to time to market the collaboration efforts of the Parties under this MOU with mutually agreed upon materials.

12.3
Nothing in this Clause 12 shall prohibit any Party from making any announcement or disclosure or dispatching any circular as required by Law or requested or required by any governmental or regulatory authority or body (including any stock exchange), in which case, to the extent permitted by Law and practicable under the circumstances, such announcement shall only be released or the circular dispatched after consultation with the other Party and after taking into account the reasonable requests of the other Party as to the content of such announcement or circular.

13.	Assignment

13.1
No Party may assign any of its respective rights or obligations under this MOU or any agreement entered into pursuant to the terms of this MOU in whole or in part without the prior written consent of the other Party; provided that a Party may assign its rights or obligations under this MOU to its wholly owned affiliates as long as the applicable Party remains primarily liable for all obligations (including the payment of any fees) hereunder.

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14.	Entire Agreement

14.1
The Schedule hereto shall be deemed to be incorporated into and made part of this MOU. This MOU, including the Schedule hereto and any guidelines and other arrangements expressly made a part hereof, and the other Transaction Documents (as defined in that certain Exchange Agreement, dated as of the date hereof, by and between Jefferies and SMBC) represents the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes any previous agreement, arrangement or understanding between the Parties with respect to such subject matter, including the 2021 MOU (other than the Healthcare Term Sheets and as otherwise agreed among the Parties), and, without prejudice to the generality of the foregoing, excludes any warranty, condition or other undertaking implied at law or by custom, usage or course of dealing. Notwithstanding the foregoing, while the Parties shall be legally bound to the terms set forth herein, the Parties understand and agree that certain details regarding the Alliance may not be fully set forth herein or therein and may have to be negotiated and agreed upon subsequent to the date hereof. In such event, the Parties shall in good faith negotiate any such details as may be required or desirable to carry out the Alliance while otherwise complying with the agreed-upon terms set forth herein.

15.	Notice

15.1
A notice under or in connection with this MOU shall be (i) in writing (including e-mail) and in English; and (ii) delivered personally, sent by fax, by courier or by e-mail to the Party due to receive the notice at the fax number, address or e-mail address referred to below, or such other fax number, address or e-mail address as a Party may specify by notice in writing (including e-mail) to the other Party received before the notice was dispatched.

15.2	A notice shall be sent to the addresses, fax numbers or e-mail addresses and for the attention of those persons set out below:

In case of Jefferies:

to:

Address: 520 Madison Avenue, New York, NY 10022 Fax: +1 212-284-1701 E-mail address: [REDACTED]@Jefferies.com Attention: [REDACTED]

and with a copy to:

E-mail address: [REDACTED]@Jefferies.com Attention: [REDACTED]

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In case of SMBC:

to:

Address: 277 Park Avenue, New York, NY 10172 E-mail address: [REDACTED]@smbcgroup.com Attention: [REDACTED]

and with a copy to:

E-mail address: [REDACTED]@smbcgroup.com Attention: [REDACTED]

In case of SMFG:

to:

Address: 277 Park Avenue, New York, NY 10172 E-mail address: [REDACTED]@smbcgroup.com Attention: [REDACTED]

and with a copy to:

E-mail address: [REDACTED]@smbcgroup.com Attention: [REDACTED]

In case of SMBC-Nikko:

to:

Address: 3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo 100-8325 E-mail address: [REDACTED]@smbcnikko.co.jp Attention: [REDACTED]

and with a copy to:

E-mail address: [REDACTED]@smbcnikko.co.jp Attention: [REDACTED]

15.3
Unless there is evidence that it was received earlier, a notice is deemed given if (i) delivered personally, when left at the address referred to above; (ii) sent by courier, two business days after posting it; (iii) sent by fax, when confirmation of its transmission has been recorded on the sender’s fax machine; or (iv) sent by e-mail, upon receipt (at such time receipt occurs for the recipient).

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16.	Governing Law; Jurisdiction; Waiver of Jury Trial:

16.1
This MOU shall be governed by and construed in accordance with the laws of the State New York, USA, without giving effect to principles of conflicts of law thereunder (other than Section 5-1401 of the General Obligations Law).

16.2
With respect to any disputes, claims, suits, actions, litigations or other proceedings, whether at law or in equity, whether in contract or in tort or otherwise, arising from or relating to this MOU, the performance thereunder or the Alliance (“Proceedings”), each Party irrevocably (i) agrees that the Supreme Court of the State of New York, County of New York located in the Borough of Manhattan, or, if under applicable Law exclusive jurisdiction is vested in Federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof), has exclusive jurisdiction to hear and determine any Proceedings, (ii) submits to the jurisdiction of such courts, (iii) waives any objection that it may have at any time to the bringing of any Proceedings in any such court, (iv) not to bring or permit any of their affiliates to bring any such legal action in any other court and (v) agrees not to claim that such Proceedings have been brought in an inconvenient forum or that such court does not have jurisdiction over such Party.

16.3
EACH PARTY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING. EACH PARTY AGREES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IF THERE IS ANY PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (IV) THE OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATES IN THIS CLAUSE 16.3.

16.4
EXCEPT AS SET FORTH IN CLAUSE 9, NO CLAIM SHALL BE MADE BY ANY PARTY HERETO, OR ANY OF SUCH PARTY’S SUBSIDIARIES, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS AGAINST ANY OTHER PARTY HERETO OR ANY OF ITS SUBSIDIARIES, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT, DUTY IMPOSED BY LAW OR OTHERWISE), IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS MOU OR ANY OTHER DOCUMENTS ENTERED INTO IN CONNECTION WITH THE ALLIANCE OR ANY ACT OR OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

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17.	Interpretation:

17.1
Without limiting any other obligation of a Party under this MOU, the Parties acknowledge and agree that they will act reasonably and in good faith in performing their obligations and exercising their rights under this MOU and in negotiation of any of the matters to be agreed to give effect to this MOU.

17.2
When a reference is made in this MOU to a Clause, Appendix or Schedule, such reference shall be to a Clause of, or an Appendix or Schedule to, this MOU unless otherwise indicated. The headings contained in this MOU are for reference purposes only and shall not affect in any way the meaning or interpretation of this MOU. Wherever the word “include,” “includes,” or “including” is used in this MOU, it shall be deemed to be followed by the words “without limitation.”

17.3
The words “hereof,” “herein,” and “hereunder” and similar terms, when used in this MOU, shall refer to this MOU as a whole and not to any particular provision of this MOU. The words “date hereof” when used in this MOU shall refer to the date of this MOU. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”.

17.4
All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this MOU shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this MOU are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References herein to any statute includes all rules and regulations promulgated thereunder. References to a person are also to its permitted assigns and successors.

17.5
The Parties have participated jointly in the negotiation and drafting of this MOU and, in the event an ambiguity or question of intent or interpretation arises, this MOU shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party hereto by virtue of the authorship of any provision of this MOU.

18.	Severability

18.1
Any term, condition or provision of this MOU that is declared by a court of competent jurisdiction to be illegal, void, prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such illegality, voidness, prohibition or

17

unenforceability without invalidating the remaining provisions of this MOU and as to such jurisdiction the Parties shall negotiate in good faith to replace such term, condition or provision with a mutually acceptable provision. Any such illegality, voidness, prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal, void or unenforceable any such term condition or provision in any other jurisdiction.

19.	Counterparts

19.1	This MOU may be executed in any number of counterparts (including by electronic transmission), and this has the same effect as if the signatures on the counterparts were on a single copy of this MOU.

20.	Definitions

20.1
For the purpose of this MOU, “affiliate,” in respect of any person, means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person, where “control” means (a) the power (whether directly or indirectly and whether by the ownership of share capital, the possession of voting power, contract or otherwise) to appoint or remove all or such of the members of the board or other governing body of a person as are able to cast the majority of the votes capable of being cast by the members of that board or body on all, or substantially all, matters, or otherwise to control or have the power to control the policies and affairs of that person; or (b) the holding or possession of the beneficial interest in or the ability to exercise the voting rights applicable to shares or other securities in any person (whether directly or indirectly) which confer in aggregate on the holders thereof 50% or more of the total voting rights exercisable at general meetings of that person on all, or substantially all, matters.

20.2
For the purpose of this MOU, “person” means any natural person, firm, partnership, association, corporation, company, limited liability company, joint venture, trust, business trust, governmental entity or other entity.

21.	CSI

21.1
Notwithstanding anything herein to the contrary, nothing herein shall require any person to (or to cause or direct any other person to) disclose or share any confidential supervisory information the disclosure or sharing of which is prohibited by Law; provided that appropriate modified or substitute disclosures or actions shall be made or taken to the extent permitted by Law.

[Signature Pages Follow]
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IN WITNESS HEREOF, the Parties have executed this MOU as of the date written above.

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Michael J. Sharp
	Name:	Michael J. Sharp
	Title:	Executive Vice President and General Counsel

JEFFERIES FINANCE LLC

By:	/s/ Thomas G. Brady
	Name:	Thomas G. Brady
	Title:	President

[Signature Page to Memorandum of Understanding]

SUMITOMO MITSUI FINANCIAL GROUP, INC.

By:	/s/ Keiichiro Nakamura
	Name:	Keiichiro Nakamura
	Title:	Senior Managing Executive Officer Co-Head of Global Business Unit

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Keiichiro Nakamura
	Name:	Keiichiro Nakamura
	Title:	Senior Managing Executive Officer Co-Head of Global Banking Unit

SMBC NIKKO SECURITIES INC.

By:	/s/ Toshihiko Umetani
	Name:	Toshihiko Umetani
	Title:	Deputy President Executive Officer

SMBC NIKKO SECURITIES AMERICA, INC.

By:	/s/ Scott A. Ashby
	Name:	Scott A. Ashby
	Title:	President

[Signature Page to Memorandum of Understanding]

SCHEDULE A

REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

Each Party represents, warrants and undertakes to the other Party, as of the date hereof, that:

(i)	it is duly incorporated, duly organized and validly existing under the Laws of its jurisdiction of incorporation and has full power to conduct its business as conducted at the date hereof;

(ii)
it has corporate power and authority to enter into and perform this MOU and any agreement entered into pursuant to the terms of this MOU and the provisions of this MOU constitute valid and binding obligations on it and are enforceable against it, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)
the execution and delivery by it and the performance by it of its obligations under this MOU and any agreement entered into pursuant to the terms of this MOU will not result in (a) a breach of or conflict with any provision of its constitutional documents; (b) a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound; or (c) a breach of any Laws, in each case, in any material respect;

(iv)
it has obtained and will maintain in full force and effect all consents, licenses, approvals, qualifications or authorizations as may be required from time to time in connection with its execution and performance of this MOU and any agreement entered into pursuant to the terms of this MOU, in each case, that are material to the conduct of its business and will conduct all transactions pursuant to this MOU through its affiliates with all such appropriate consents, licenses, approvals, or authorizations in the relevant jurisdiction to engage in the particular action or transaction;

(v)	it shall use appropriately licensed entities and employees for the purpose of engaging in the transactions under this MOU;

(vi)
it shall use reasonable best efforts to ensure that all actions taken by it and/or its employees for the purposes of this MOU shall comply in all material respects with Laws as well as all applicable guidelines and restrictions whether imposed by Law or by regulatory authorities (including in relation to the distribution or production of any research materials, reports or analysis), to which it is subject from time to time;

(vii)
it shall use reasonable best efforts to ensure that any reference to either of the Parties’ names or logos in any release, communication or other material is (i) subject to that Party’s prior written approval, which may be given or withheld in its reasonable discretion, or (ii) in compliance with this MOU;

(viii)	it is incumbent on each of the Parties to ensure that all regulatory requirements applicable to that Party are met in each relevant jurisdiction in relation to the collaboration envisaged

A-1

under this MOU and each transaction contemplated hereunder, with such measures as are required to meet any such regulatory requirements to be taken at such time as is appropriate on a case-by-case basis;

(ix)
it shall take all appropriate steps to obtain client consent to the collaboration envisaged by this MOU. Specifically, notwithstanding Clause 6 or 12, each of the Parties acknowledges and agrees that the other Party may disclose in writing (including e-mail) (whether in the client engagement letter or otherwise) the material terms of this MOU to any client or potential client covered by this MOU, which disclosure may include, among others that may be mutually agreed by the Parties, the details of any agreement between the Parties to share any commissions or fees received from such client, which disclosure will be acknowledged in writing (including e-mail) by the client; provided that reasonably in advance of any such disclosure the disclosing Party shall provide the other Party with the proposed contents thereof for review/comment, and the Parties shall consult and agree on such contents (such agreement not to be unreasonably withheld, conditioned, or delayed) prior to such disclosure being made;

(x)
it did not and will not, and shall cause its employees, agents and representatives not to, (i) use any funds for contributions, gifts, entertainment or other payments relating to political activity, (ii) make any payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, (iii) make any bribe, rebate, payoff, influence payment, kickback or other payment to any foreign or domestic government official or employee or (iv) make any other similar payment, to the extent prohibited by Laws;

(xi)	it has in place reasonably designed policies and procedures for managing conflicts of interests;

(xii)	it agrees to cooperate with all reasonable requests of the other Party to enable the Parties to comply with the obligations under any applicable guidelines on personal data protection and Laws; and

(xiii)	it shall, and shall ensure that its employees, act with due care, diligence, utmost good faith, honesty and integrity in the performance of its obligations under this MOU.

No Party shall have any liability to any other Party in respect of any liability which such other
Party may incur in respect of a transaction or client referred by any other Party.

A-2

Exhibit 99.1

Jefferies and SMBC Expand and Strengthen Strategic Alliance,
Broadening Joint Business Efforts and
Increasing SMBC’s Equity Ownership in Jefferies

Jefferies and SMBC Group’s Strategic Alliance Expands to Additional Businesses,
Including a Full Suite of Capabilities for U.S. Investment Grade Companies,
to Further Enhance Investment Banking Services to Our Broad Client Base

Jefferies and SMBC Group to Combine U.S. Equities and M&A Efforts under Jefferies

SMBC Intends to Increase Economic Ownership to Up to 15% of Jefferies By Purchasing Shares
and Will Designate One Jefferies Director

NEW YORK and TOKYO, April 27, 2023 - Jefferies Financial Group, Inc. (NYSE: JEF) (“Jefferies”) and Sumitomo Mitsui Financial Group, Inc. (NYSE: SMFG) (“SMFG”), Sumitomo Mitsui Banking Corporation (“SMBC”), SMBC Nikko Securities Inc. (“SMBC Nikko”), and SMBC Nikko Securities America Inc. (collectively, “SMBC Group”) announced today that they have expanded their strategic alliance to collaborate on future corporate and investment banking business opportunities, as well as in equity sales, trading, and research.

Over the past year, the Jefferies and SMBC Group’s strategic alliance has advanced the corporate and investment banking businesses of both firms, with a focus on cross-border M&A, healthcare and leveraged finance. This significant expansion of the alliance will broaden the scope of the collaboration in M&A advisory services and increase the collaboration across the firms’ equities and debt capital markets businesses. The expanded alliance also includes joint coverage of designated investment grade clients that have banking relationships with SMBC and will now have dedicated Jefferies investment banking coverage. SMBC Group will be responsible for credit products and debt capital markets, while Jefferies will be responsible for M&A and equity capital markets. Jefferies and SMBC Group are confident that these initiatives will not only grow and strengthen the bond between the firms, but also further enhance each firm’s ability to support its clients’ needs. Jefferies and SMBC Group have been careful to implement the appropriate collaborative framework and governance oversight to work as one team to best deliver their combined resources to clients. The goal of this important next step in the firms’ path together is to further coordinate Jefferies’ extensive sector and capital markets knowledge with SMBC Group’s deep banking and debt capital markets expertise combined with a strong balance sheet to support and serve clients.

In 2021, SMBC provided $2.25 billion in financing to Jefferies and purchased approximately 4.5% of the issued and outstanding common shares of Jefferies.  SMBC now intends, subject to any applicable regulatory approvals and the receipt of approval of Jefferies’ shareholders for the authorization of a new class of non-voting common shares, to increase its investment in Jefferies through direct and indirect open-market purchases of Jefferies’ common shares that will be exchanged for non-voting preferred shares that will be mandatorily convertible into non-voting common shares.  In doing so, SMBC plans to raise its economic ownership to up to 15% on an as converted and fully diluted basis.  SMBC’s $2.25 billion financing in 2021 and investments will, at current market prices, result in a financial commitment to Jefferies of approximately $3.4 billion.  Jefferies expects to seek approval of the non-voting common shares at a special shareholders' meeting in July 2023.  Jefferies’ non-voting mandatorily convertible preferred shares and non-voting common shares are entitled to receive the same dividends and distributions as Jefferies’ voting common shares.

Upon SMBC ’s investment reaching or passing 10% of the economic ownership of Jefferies on an as converted and fully diluted basis, SMBC will be entitled to designate a new member to Jefferies’ Board of Directors. This process will be subject to Jefferies’ customary onboarding procedures to determine the designee’s eligibility and qualifications to serve as a director.

Rich Handler, Jefferies’ CEO, and Brian Friedman, its President, stated:  “When we originally entered into our alliance with SMBC Group in July 2021, we believed that was the beginning of a significant long-term partnership that we hoped to broaden further across our global platform. We are very excited about this logical and straightforward next step that will allow us to offer more products and services to our existing clients and we will also be able to assist SMBC Group to better serve their client base. We believe this is best achieved by aligning our broad investment banking, sales, trading and research capabilities with the significant capital base and world-class capabilities of SMBC Group. We are incredibly pleased and grateful that SMBC Group not only sees the same strategic value in growing our partnership, but also has the confidence and faith in Jefferies that will result in SMBC Group becoming Jefferies’ largest shareholder.”

President and Group CEO of SMFG, Jun Ohta, President and CEO of SMBC, Akihiro Fukutome, and Yuichiro Kondo, CEO of SMBC Nikko commented: “Our strategic alliance is progressing as we planned. Jefferies’ breadth of capabilities and client focus match with SMBC Group’s long-term vision to best serve our clients. Jefferies has built a leading global investment banking franchise, which SMBC Group enhanced through the first phase of our alliance in 2021. This next step in our unique collaboration and further alignment of our resources brings together the best of commercial and investment banking to our clients. We also believe it is in our shareholders’ best interests to expand our partnership with Jefferies and we look forward to our representative joining Jefferies’ Board of Directors. There is much to do together and we are excited about finding further mutually beneficial ways to work in partnership with Jefferies for the long term.”

Citi and SMBC Nikko served as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor to SMBC Group. Jefferies LLC served as financial advisor and Cravath, Swaine & Moore LLP and Davis Polk & Wardwell LLP served as legal advisors to Jefferies.

About Jefferies Financial Group Inc.

Jefferies is a leading, global, full-service investment banking and capital markets firm that provides advisory, sales and trading, research and wealth management services. With more than 40 offices around the world, we offer insights and expertise to investors, companies and governments.

About Sumitomo Mitsui Financial Group, Inc.

SMFG is one of the largest financial institutions headquartered in Japan, with an established presence across all consumer and corporate banking businesses. Through the subsidiaries and affiliates, SMFG offers a diverse range of financial services, including commercial banking, leasing, securities, credit card, consumer finance and other services. SMFG’s consolidated total assets were 264 trillion Yen as of December 31, 2022.

About Sumitomo Mitsui Banking Corporation

SMBC is the commercial banking subsidiary of SMFG and one of the largest banks globally on the basis of total assets. It provides an extensive range of corporate and consumer banking services in Japan and globally.

About SMBC Nikko Securities Inc.

SMBC Nikko is one of the leading full-line securities companies in Japan covering all client segments with a broad range of financial products and services through its international network.

Additional Information and Where to Find it

This communication may be deemed to be solicitation material in respect of the shareholder approval (the “Shareholder Approval”) of the amended and restated certificate of incorporation authorizing the creation of non-voting common shares. In connection with a special meeting of its shareholders for the Shareholder Approval, Jefferies intends to file relevant materials with Securities and Exchange Commission (the “SEC”), including Jefferies’ proxy statement in preliminary and definitive form. INVESTORS AND SHAREHOLDERS OF JEFFERIES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING JEFFERIES’ PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Jefferies by directing a request to Laura Ulbrandt DiPierro, Corporate Secretary, 520 Madison Avenue, New York, NY 10022.

Participants in the Solicitation

Jefferies and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Jefferies in favor of the Shareholder Approval. Information about Jefferies’ directors and executive officers is set forth in Jefferies’ Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 17, 2023. To the extent holdings of Jefferies’ securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Jefferies’ participants in the solicitation, which may, in some cases, be different than those of Jefferies’ shareholders generally, will be set forth in Jefferies’ proxy statement relating to the Shareholder Approval when it becomes available.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements about our future and statements that are not historical facts. These forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “may,” “intend,” “outlook,” “will,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which will change over time. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations, arrangements and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products, including Jefferies and SMBC Group’s strategic alliance. In particular, forward-looking statements include statements about the potential benefits of the collaboration with SMBC Group and SMBC’s intention to increase its equity investment in Jefferies, as SMBC is under no obligation to do so. Forward‐looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update any forward‐looking statements. Furthermore, because forward‐looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain, the actual results or outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results or outcomes to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC. Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

For inquiries, please contact:

Jonathan Freedman
Head of Marketing and Communications
Jefferies Financial Group Inc.
jfreedman@jefferies.com

Drew Benson
Head of Communications
Sumitomo Mitsui Banking Corporation – Americas Division
drew.benson@smbcgroup.com